As Filed with the Securities and Exchange Commission on April 29, 2015

REGISTRATION NO. 033-41628

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No 39

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 135

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

96 Worcester Street

Wellesley Hills, Massachusetts 02481

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (800) 752-7216

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

96 Worcester Street, DL 1235

Wellesley Hills, Massachusetts 02481

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2015

REGATTA GOLD PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates are no longer for sale.

You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds

MFS® Blended Research® Core Equity Portfolio, Initial Class

MFS® Core Equity Portfolio, Initial Class

MFS® Growth Series, Initial Class

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class

MFS® Value Series, Initial Class

Mid-Cap Equity Fund

MFS® Mid Cap Growth Series, Initial Class

Small-Cap Equity Fund

MFS® New Discovery Series, Initial Class

International/Global Equity Funds

MFS® Global Growth Portfolio, Initial Class

MFS® Global Research Portfolio, Initial Class

MFS® International Growth Portfolio, Initial Class

MFS® International Value Portfolio, Initial Class

MFS® Research International Portfolio, Initial Class

Emerging Markets Equity Fund

MFS® Emerging Markets Equity Portfolio, Initial Class

Specialty/Sector Funds

MFS® Technology Portfolio, Initial Class

MFS® Utilities Series, Initial Class

Asset Allocation Fund

MFS® Total Return Series, Initial Class

Global Asset Allocation Fund

MFS® Global Tactical Allocation Portfolio, Initial Class3

Money Market Fund

MFS® Money Market Portfolio, Initial Class1

Intermediate-Term Bond Funds

MFS® Corporate Bond Portfolio, Initial Class2

MFS® Government Securities Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Strategic Income Portfolio, Initial Class

High Yield Bond Fund

MFS® High Yield Portfolio, Initial Class

World Bond Fund

MFS® Global Governments Portfolio, Initial Class

[1]	There is no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may possibly become low and possibly negative.
[2]	Formerly known as MFS® Bond Portfolio.
[3]	This Fund employs a managed volatility strategy.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trusts.

We have filed a Statement of Additional Information dated May 1, 2015 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 48 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Trust.

Any reference in this Prospectus to receipt by us means receipt at the following address: Delaware Life Insurance Company, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Gold provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more ($10,000 or more if you live in California, Maryland, or Texas), and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II, open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts. The investment returns on the Funds are not guaranteed. You can make or lose money. You may also transfer among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted. On January 31, 2011, we stopped accepting any new investments (Purchase Payments and transfers) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

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Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $30 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $30. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year. However, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account; the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), or (4) subject to certain limitations, your total Purchase Payments minus withdrawals, plus interest accrued on each payment and each withdrawal at 5% per year.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

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Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P. O. Box 9133

Wellesley Hills, Massachusetts 02481

Toll Free (800) 752-7216

www.delawarelife.com/contact-us/

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%	[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	2 - 3	4 - 5	6	7 or more

Withdrawal Charge	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15[2]

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2014.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.55%	1.48%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2014, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[2]	Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we may deduct premium taxes from Certificate Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is equal to the lesser of $30 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See “Account Fee.”)

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$853	$1,302	$1,809	$3,335

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$301	$921	$1,567	$3,335

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$301	$921	$1,567	$3,335

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract on a group basis in connection with retirement plans. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as “Participants” and we address Participants as “you”; we use the term “Contracts” to include Group Contracts and

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Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a death benefit if the Annuitant dies during the Accumulation Phase.

•	If you so elect, during the Income Phase, it provides payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to us at our Service Address. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or

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outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (800) 752-7216.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Home Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust or the MFS® Variable Insurance Trust II. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of

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Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE TRUSTS

The MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II (the “Trusts”) are open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts.

The Trusts are composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trusts are issued in a number of investment options (each a “Fund”), each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the Funds of the Trusts. Additional portfolios may be added to the Trusts which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS®. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Fund, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trusts also offer shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trusts. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and each Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information about the Trusts and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectuses. You should read the Trust prospectuses carefully before investing. The statement of additional information for each of the Trusts is available by calling us at (800) 752-7216.

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Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Period(s) from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted.

Effective January 31, 2011, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

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•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account; and

•	any other new allocation of money.

Any of your Account Value held in a Guarantee Period on January 31, 2011, will not be affected by our closing the Guarantee Periods to new amounts. At the end of that Guarantee Period, unless you instruct us otherwise, we will automatically renew your Guarantee Period allocation into a new Guarantee Period of the same duration as the last Guarantee Period. (See “Renewals” under “Fixed Account Value.”) Although we have the discretion to once again make new Guarantee Periods available for new allocations, we do not have any current intention to do so.

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply the Purchase Payment within two Business Days.

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Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our approval in advance, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described below under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

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To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charge (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

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Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to or from Guarantee Periods;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”)

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described under “Withdrawals, Withdrawal Charges and Market Value Adjustment.” We will notify you of any change in writing prior to its effectiveness. Under current law there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on

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our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

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The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Fees and Expenses” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Trading Policies from time to time.

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We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charges and Market Value Adjustment.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.”

Dollar-Cost Averaging

You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Dollar-cost averaging allows you to invest gradually over time. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. If you elected to participate in dollar-cost averaging when you

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purchased your Contract, then all future Purchase Payments will be allocated to dollar-cost averaging, unless you specify otherwise.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out

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Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

Under the Secured Future Program, at issue, we divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your initial Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “Tax Considerations.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

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A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. (See “Amount of Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	if mandated by applicable law.

If, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations - Tax-Sheltered Annuities.”)

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When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge, described below.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

•	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

•	$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

•	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

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Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0 - 1	6%
2 - 3	5%
4 - 5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Alternate Withdrawal Charge

If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

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For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.” Your Account Value minus New Payments and Old Payments is called “accumulated value.”

Order of Withdrawal

When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0 - 1	6%
2 - 3	5%
4 - 5	4%
6	3%
7 or more	0%

For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix B. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since we issued your Contract; and

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

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An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Other Withdrawals

We do not impose the withdrawal charge:

•	on amounts you apply to provide an annuity;

•	on amounts we pay as a death benefit;

•	amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as a part of an optional program.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

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We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J

where:

	I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

	J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

	N	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge you the annual Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

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Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

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DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected - a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on your date of death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of the Annuitant’s death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before the Annuitant’s death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary’s election of payment method, or if the Beneficiary is the Annuitant’s spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)	your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

(4)	your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant’s 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account Options.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to “Required Minimum Distribution Requirements” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see “Other Contract Provisions - Death of Participant”).

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Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of the Annuitant’s death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See “The Income Phase - Annuity Provisions.”) Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code. (See “Other Contract Provisions - Death of Participant.”)

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

•	an original certified copy of an official death certificate;

•	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof we find satisfactory.

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THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.”

Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum

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distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not

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received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

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Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable annuity payment rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units from one Sub-Account to another, the Annuitant should carefully review the relevant Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments. (See “Contract Charges - Account Fee.”)

Annuity Payment Rates

The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Other Contract Provisions - Modification.”)

The annuity payment rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

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Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Participant

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

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The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received

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from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

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Modification

Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

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TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

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Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

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Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain

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circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies.

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The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution,

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unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

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The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. Under federal law, all such Contract continuation rights are available only to a person who is defined as a “spouse.” Previously, under the federal Defense of Marriage Act, that definition did not include a same-sex spouse. In 2013, the U.S. Supreme Court ruled that section 3 of the Defense of Marriage Act is unconstitutional; therefore same-sex marriages that are recognized under state law are now also recognized under federal law. The Treasury Department and the IRS have announced that spousal status will be determined based on the marriage laws of the state or country in which the marriage was celebrated, regardless of the marriage laws of the state in which an individual resides. Some uncertainty remains, however, and you should consult with a qualified tax professional for further information.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

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American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception – the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

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When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, “Withholding” and “Non-Qualified Contracts”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

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DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products

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which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2012, 2013, and 2014, approximately $23,208, $2,416,632, and $2,327,148, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

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In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2014 are also included in the Statement of Additional Information.

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APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as “Annuitants.” If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

49

CONTRACT DATE: The date on which we issue your Contract. This is called the “Issue Date” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

50

*PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 9133, Wellesley Hills, MA 02481 or such other address as we may hereafter specify to you by written notice.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Trust.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

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APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Part 1: Variable Account (The Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation for Certificates with Date of Coverage on or After November 1, 1994 Which Contain the Cumulative Withdrawal Provision:

Full Surrender:

Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant’s Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount		Purchase Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	(a)	$37,000	6.00%	$2,220
(b)	3	$52,000	$12,000	(b)	$40,000	5.00%	$2,000
(c)	7	$80,000	$28,000	(c)	$40,000	3.00%	$1,200
(d)	9	$98,000	$68,000	(d)	$40,000	0.00%	$0

(a)	The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the six immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment withdrawn.

(b)	In Account Year 3, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the Purchase Payment withdrawn (Account Value less free withdrawal amount).

(c)	In Account Year 7, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the Purchase Payment withdrawn (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d)	In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

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Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	Purchase Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$9,000	$20,000	$0	4.00%	$0
(b)	$56,000	$12,000	$11,000	$1,000	4.00%	$40
(c)	$40,000	$15,000	$0	$15,000	4.00%	$600

(a)	The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the six immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In Account Year 5, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are withdrawn and no withdrawal charge applies.

(b)	Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will withdraw Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c)	The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being withdrawn and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

Withdrawal Charge Calculation for Certificates with Date of Coverage Before November 1, 1994 and Certificates Issued After That Date Which Do Not Contain the Cumulative Withdrawal Provision.

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

1	2	3	4	5	6
1	$1,000	$1,000	$0	0%	$0
2	$1,200	$1,200	$0	0%	$0
3	$1,400	$1,280	$120	3%	$3.60
4	$1,600	$0	$1,600	4%	$64.00
5	$1,800	$0	$1,800	4%	$72.00
6	$2,000	$0	$2,000	5%	$100.00
7	$2,000	$0	$2,000	5%	$100.00
8	$2,000	$0	$2,000	6%	$120.00
9	$2,000	$0	$2,000	6%	$120.00
	$15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (“Payments”) and amounts of Payments. Each Payment was made on the first day of each Account Year.

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Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

(b)	$1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

=	Payment 8, Column 4 x Payment 8, Column 5

=	$2,000 x 6%

=	$120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

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Part 2 - Fixed Account - Examples of the Market Value Adjustment (MVA)

The MVA factor is:

(1 + I	)	N/12	- 1
1 + J

These examples assume the following:

•	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).

•	The date of surrender is 2 years from the Expiration Date (N = 24).

•	The value of the Guarantee Amount on the date of surrender is $11,910.16.

•	The interest earned in the current Account Year is $674.16.

•	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

•	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010)	[2]	- 1
=	1.019 - 1
=	.019

The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

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APPENDIX C - CONDENSED FINANCIAL INFORMATION

The following information for REGATTA GOLD should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Corporate Bond Portfolio	$21.3571	$22.2793	1,121,895	2014
	21.7157	21.3571	1,200,584	2013
	19.7832	21.7157	1,510,789	2012
	18.8121	19.7832	1,565,690	2011
	17.2072	18.8121	1,672,082	2010
	13.6359	17.2072	1,701,157	2009
	15.4552	13.6359	1,614,161	2008
	15.1385	15.4552	1,931,316	2007
	14.5916	15.1385	2,202,707	2006
	14.5404	14.5916	2,789,785	2005

MFS® Core Equity Portfolio	23.8915	26.2426	1,349,137	2014
	17.9953	23.8915	1,503,199	2013
	15.6692	17.9953	1,636,855	2012
	16.0387	15.6692	1.835,472	2011
	13.8744	16.0387	2,058,859	2010
	10.5987	13.8744	2,354,246	2009
	17.5124	10.5987	2,796,503	2008
	16.3353	17.5124	3,504,637	2007
	14.5629	16.3353	1,224,159	2006
	13.8577	14.5629	1,456,085	2005

MFS® Growth Series	38.9941	41.8956	1,617,738	2014
	28.8923	38.9941	1,800,827	2013
	24.9498	28.8923	2,041,183	2012
	25.4132	24.9498	2,347,557	2011
	22.2503	25.4132	2,618,877	2010
	16.3805	22.2503	3,005,702	2009
	26.5064	16.3805	3,441,742	2008
	22.1692	26.5064	4,143,165	2007
	20.8097	22.1692	5,401,495	2006
	19.3335	20.8097	7,148,591	2005

MFS® Emerging Markets Equity Portfolio	27.9397	25.7011	321,063	2014
	29.8883	27.9397	400,655	2013
	25.4726	29.8883	448,453	2012
	31.7038	25.4726	528,076	2011
	25.9779	31.7038	626,168	2010
	15.6253	25.9779	671,941	2009
	35.2833	15.6253	709,307	2008
	26.3750	35.2833	930,342	2007
	20.5458	26.3750	1,134,541	2006
	15.2325	20.5458	1,438,423	2005

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Global Governments Portfolio	$22.9637	$22.8117	287,970	2014
	24.5776	22.9637	354,976	2013
	27.7647	24.5776	435,395	2012
	23.6760	27.7647	491,345	2011
	22.9488	23.6760	550,251	2010
	22.3616	22.9488	614,603	2009
	20.5372	22.3616	714,156	2008
	19.1592	20.5372	773,043	2007
	18.5077	19.1592	946,862	2006
	20.2232	18.5077	1,152,866	2005

MFS® Global Growth Portfolio	40.1105	41.2638	755,545	2014
	33.5420	40.1105	853,959	2013
	28.4106	33.5420	991,565	2012
	30.7722	28.4106	1,154,321	2011
	27.9081	30.7722	1,349,039	2010
	20.2403	27.9081	1,561,749	2009
	33.6110	20.2403	1,814,137	2008
	30.0902	33.6110	2,244,642	2007
	25.9940	30.0902	2,807,284	2006
	23.9533	25.9940	3,532,607	2005

MFS® Global Research Portfolio	33.9096	34.2430	1,967,804	2014
	27.7288	33.9096	2,239,601	2013
	24.0718	27.7288	2,555,305	2012
	26.1691	24.0718	2,951,963	2011
	23.5528	26.1691	3,330,374	2010
	18.0325	23.5528	3,852,702	2009
	28.7650	18.0325	4,554,541	2008
	25.7597	28.7650	5,567,610	2007
	23.6255	25.7597	7,146,220	2006
	22.1793	23.6255	9,387,650	2005

MFS® Global Tactical Allocation Portfolio	34.6578	35.7040	1,003,974	2014
	32.2897	34.6578	1,125,068	2013
	29.8872	32.2897	1,197,513	2012
	29.8428	29.8872	1,414,610	2011
	28.6751	29.8428	1,613,041	2010
	25.2490	28.6751	1,816,836	2009
	30.2719	25.2490	2,132,079	2008
	28.1973	30.2719	2,631,812	2007
	24.3793	28.1973	3,204,557	2006
	23.8232	24.3793	3,885,948	2005

MFS® Government Securities Portfolio	24.4098	25.2423	1,895,476	2014
	25.4107	24.4098	2,192,350	2013
	25.1329	25.4107	2,579,531	2012
	23.7279	25.1329	2,798,435	2011
	22.9687	23.7279	3,238,583	2010
	22.2886	22.9687	3,736,291	2009
	20.8220	22.2886	4,114,380	2008
	19.7009	20.8220	4,560,880	2007
	19.2661	19.7009	5,443,310	2006
	19.0953	19.2661	7,183,766	2005

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® High Yield Portfolio	$36.2343	$36.7370	851,453	2014
	34.5235	36.2343	994,604	2013
	30.4674	34.5235	1,137,414	2012
	29.6662	30.4674	1,250,624	2011
	26.0372	29.6662	1,480,115	2010
	17.5590	26.0372	1,661,312	2009
	25.3151	17.5590	1,903,207	2008
	25.1862	25.3151	2,242,825	2007
	23.1337	25.1862	2,900,471	2006
	22.9531	23.1337	3,805,343	2005

MFS® International Growth Portfolio	23.1292	21.6745	568,318	2014
	20.5874	23.1292	637,781	2013
	17.4127	20.5874	682,759	2012
	19.8148	17.4127	774,883	2011
	17.4471	19.8148	870,580	2010
	12.8141	17.4471	996,642	2009
	21.5941	12.8141	1,141,730	2008
	18.7829	21.5941	1,343,367	2007
	15.1103	18.7829	1,575,398	2006
	13.3332	15.1103	1,807,900	2005

MFS® International Value Portfolio	36.8849	36.8637	535,047	2014
	29.2411	36.8849	587,576	2013
	25.5125	29.2411	622,672	2012
	26.2684	25.5125	743,674	2011
	24.4127	26.2684	843,490	2010
	19.7452	24.4127	974,379	2009
	29.1921	19.7452	1,180,521	2008
	27.5761	29.1921	1,536,380	2007
	21.6372	27.5761	1,903,861	2006
	19.0416	21.6372	2,019,222	2005

MFS® Massachusetts Investors Growth Stock Portfolio	17.3893	19.1235	7,476,201	2014
	13.5227	17.3893	8,535,565	2013
	11.6957	13.5227	9,689,635	2012
	11.7655	11.6957	11,227,315	2011
	10.5433	11.7655	13,056,050	2010
	7.6288	10.5433	15,441,534	2009
	12.3219	7.6288	3,095,126	2008
	11.2036	12.3219	3,804,248	2007
	10.5513	11.2036	4,438,087	2006
	10.2504	10.5513	5,803,432	2005

MFS® Blended Research® Core Equity Portfolio	49.6504	55.1191	2,902,183	2014
	36.9102	49.6504	3,309,628	2013
	32.4419	36.9102	3,771,841	2012
	32.2588	32.4419	4,325,476	2011
	28.0861	32.2588	4,970,181	2010
	22.7363	28.0861	5,700,012	2009
	35.4438	22.7363	6,677,151	2008
	33.9245	35.4438	8,198,829	2007
	30.3594	33.9245	10,319,669	2006
	28.5811	30.3594	13,429,903	2005

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Mid Cap Growth Series	$7.7565	$8.3273	832,491	2014
	5.7108	7.7565	939,288	2013
	4.9643	5.7108	901,989	2012
	5.3544	4.9643	1,040,334	2011
	4.2007	5.3544	1,287,990	2010
	2.9930	4.2007	1,260,591	2009
	6.2376	2.9930	1,343,940	2008
	5.7585	6.2376	1,580,546	2007
	5.7054	5.7585	2,042,284	2006
	5.6109	5.7054	3,021,012	2005

MFS® Money Market Portfolio	13.4937	13.3074	2,326,054	2014
	13.6826	13.4937	2,582,917	2013
	13.8752	13.6826	2,891,794	2012
	14.0690	13.8752	3,267,909	2011
	14.2659	14.0690	3,787,383	2010
	14.4656	14.2659	4,716,665	2009
	14.3759	14.4656	6,245,954	2008
	13.9039	14.3759	6,062,638	2007
	13.4788	13.9039	5,993,059	2006
	13.3052	13.4788	6,628,919	2005

MFS® New Discovery Series	10.0000	10.0969	1,073,217	2014

MFS® Research International Portfolio	22.1012	20.2965	268,003	2014
	18.8309	22.1012	284,327	2013
	16.3780	18.8309	316,487	2012
	18.6353	16.3780	369,195	2011
	17.0807	18.6353	433,025	2010
	13.2278	17.0807	494,653	2009
	23.3232	13.2278	575,021	2008
	20.9024	23.3232	769,388	2007
	16.6266	20.9024	999,966	2006
	14.4633	16.6266	974,878	2005

MFS® Strategic Income Portfolio	19.0154	19.3668	549,237	2014
	19.0033	19.0154	576,097	2013
	17.4523	19.0033	641,812	2012
	16.9064	17.4523	617,200	2011
	15.5468	16.9064	627,839	2010
	12.3470	15.5468	664,049	2009
	14.3994	12.3470	616,138	2008
	14.1101	14.3994	743,909	2007
	13.4074	14.1101	830,757	2006
	13.3427	13.4074	1,059,976	2005

MFS® Technology Portfolio	7.5749	8.2705	463,416	2014
	5.6819	7.5749	417,289	2013
	5.0279	5.6819	486,716	2012
	5.0392	5.0279	539,180	2011
	4.2356	5.0392	575,801	2010
	2.4315	4.2356	607,733	2009
	5.0237	2.4315	431,545	2008
	4.2375	5.0237	632,984	2007
	3.5227	4.2375	725,339	2006
	3.3636	3.5227	880,395	2005

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Total Return Series	$10.7199	$11.4703	18,920,670	2014
	37.7417	10.7199	21,410,649	2013
	34.3748	37.7417	6,012,960	2012
	34.1963	34.3748	6,778,021	2011
	31.5325	34.1963	7,751,602	2010
	27.0755	31.5325	8,908,301	2009
	34.9980	27.0755	10,626,512	2008
	34.0205	34.9980	13,145,592	2007
	30.7387	34.0205	16,229,276	2006
	30.2533	30.7387	21,043,573	2005

MFS® Utilities Series	10.0000	10.1221	6,262,993	2014

MFS® Value Series	10.0000	10.7123	3,397,837	2014

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This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2015 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Delaware Life Insurance Company
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Regatta Gold
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

61

MAY 1, 2015

REGATTA PLATINUM PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates are no longer for sale.

You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds

MFS® Blended Research® Core Equity Portfolio, Initial Class

MFS® Core Equity Portfolio, Initial Class

MFS® Growth Series, Initial Class

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class

MFS® Value Series, Initial Class

Mid-Cap Equity Fund

MFS® Mid Cap Growth Series, Initial Class

Small-Cap Equity Fund

MFS® New Discovery Series, Initial Class

International/Global Equity Funds

MFS® Global Growth Portfolio, Initial Class

MFS® Global Research Portfolio, Initial Class

MFS® International Growth Portfolio, Initial Class

MFS® International Value Portfolio, Initial Class

MFS® Research International Portfolio, Initial Class

Emerging Markets Equity Fund

MFS® Emerging Markets Equity Portfolio, Initial Class

Specialty/Sector Funds

MFS® Technology Portfolio, Initial Class

MFS® Utilities Series, Initial Class

Asset Allocation Fund

MFS® Total Return Series, Initial Class

Global Asset Allocation Fund

MFS® Global Tactical Allocation Portfolio, Initial Class3

Money Market Fund

MFS® Money Market Portfolio, Initial Class1

Intermediate-Term Bond Funds

MFS® Corporate Bond Portfolio, Initial Class2

MFS® Government Securities Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Strategic Income Portfolio, Initial Class

High Yield Bond Fund

MFS® High Yield Portfolio, Initial Class

World Bond Fund

MFS® Global Governments Portfolio, Initial Class

[1]	There is no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may possibly become low and possibly negative.

[2]	Formerly known as MFS® Bond Portfolio.

[3]	This Fund employs a managed volatility strategy.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trusts.

We have filed a Statement of Additional Information dated May 1, 2015 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 46 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: Delaware Life Insurance Company, P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Platinum provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II, open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts. The investment returns on the Funds are not guaranteed. You can make or lose money. You may also transfer among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted. On January 31, 2011, we stopped accepting any new investments (Purchase Payments and transfers) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

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Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $35. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year. However, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5% per year.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

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Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7216
www.delawarelife.com/contact-us/

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%	[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	2 - 3	4 - 5	6	7 or more

Withdrawal Charge	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15[2]

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2014.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.55%	1.48%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2014, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[2]	Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we may deduct premium taxes from Certificate Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 in value on your Account Anniversary. (See “Account Fee.”)

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$853	$1,302	$1,809	$3,322

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$301	$921	$1,567	$3,322

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$301	$921	$1,567	$3,322

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

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In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all those Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a death benefit if you die during the Accumulation Phase.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to us at our Service Address. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in good order, at our Service Address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

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Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (800) 752-7216.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Home Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust or the MFS® Variable Insurance Trust II. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Trust with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund

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shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE TRUSTS

The MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II (the “Trusts”) are open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts.

The Trusts are composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trusts are issued in a number of investment options (each, a “Fund”), each corresponding to one of the portfolios. Additional portfolios may be added to the Trusts which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS®. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trusts also offer shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trusts. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and each Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information about the Trusts and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectuses. You should read the Trust prospectuses carefully before investing. The statement of additional information for each of the Trusts is available by calling us at (800) 752-7216.

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Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Period(s) from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted.

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Effective January 31, 2011, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account; and

•	any other new allocation of money.

Any of your Account Value held in a Guarantee Period on January 31, 2011, will not be affected by our closing the Guarantee Periods to new amounts. At the end of that Guarantee Period, unless you instruct us otherwise, we will automatically renew your Guarantee Period allocation into a new Guarantee Period of the same duration as the last Guarantee Period. (See “Renewals” under “Fixed Account Value.”) Although we have the discretion to once again make new Guarantee Periods available for new allocations, we do not have any current intention to do so.

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

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Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our approval in advance, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first three Account Years, rather than at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described below under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

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Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We

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may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described under “Withdrawals, Withdrawal Charges and Market Value Adjustment.” We will notify you of any change in writing prior to its effectiveness. Under current law there is no tax liability for transfers.

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Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received in good order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and

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curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Fees and Expenses” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restricts your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. Short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s

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shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charges and Market Value Adjustment.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.”

Dollar-Cost Averaging

You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

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Dollar-cost averaging allows you to invest gradually over time. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. If you elected to participate in dollar-cost averaging when you purchased your Contract, then all future Purchase Payments will be allocated to dollar-cost averaging, unless you specify otherwise.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

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Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

Under the Secured Future Program, at issue, we divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your initial Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge” below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “Tax Considerations.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

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Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after withdrawal to the Account Value immediately before the withdrawal. (See “Calculating the Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	if mandated by applicable law.

If, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions

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are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations - Tax-Sheltered Annuities.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

•	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

•	$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

•	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

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The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment Has Been In Your Account	Withdrawal Charge
0 - 1	6%
2 - 3	5%
4 - 5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

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Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since we issued your Contract; and

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	on amounts you apply to provide an annuity;

•	on amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as a part of an optional program.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However,

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we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b	is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we

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issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

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In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of your death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)	your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)	your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)	your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

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If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to “Required Minimum Distribution Requirements” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under “Amount of Death Benefit,” will become the Contract’s Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Participant’s spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See “The Income Phase - Annuity Provisions.”)

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance,” above.

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During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

•	an original certified copy of an official death certificate;

•	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death

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under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

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Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

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•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your adjusted Account Value applied to a Variable Annuity and the annuity payment rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable annuity payment rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the

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transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments. (See “Contract Charges - Account Fee.”)

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Other Contract Provisions - Modification.”)

The annuity payment rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Options A, B, and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer

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of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

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We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Trust shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of

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such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan,

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pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a nontaxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

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Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

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You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

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•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuties with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual

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Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these

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regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified

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retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. Under federal law, all such Contract continuation rights are available only to a person who is defined as a “spouse.” Previously, under the federal Defense of Marriage Act, that definition did not include a same-sex spouse. In 2013, the U.S. Supreme Court ruled that section 3 of the Defense of Marriage Act is unconstitutional; therefore same-sex marriages that are recognized under state law are now also recognized under federal law. The Treasury Department and the IRS have announced that spousal status will be determined based on the marriage laws of the state or country in which the marriage was celebrated, regardless of the marriage laws of the state in which an individual resides. Some uncertainty remains, however, and you should consult with a qualified tax professional for further information.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception - the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

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Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax adviser for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection

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with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S. source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, and “Withholding”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third party service providers may adversely affect us and your Account Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

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The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a

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potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2012, 2013, and 2014, approximately $7,359, $3,616,322, and $3,670,375, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits. If an assessment were so large as to affect the

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Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2014 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Delaware Life Insurance Company	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	4
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	5
Annuity Provisions	5
Determination of Annuity Payments	5
Annuity Unit Value	6
Example of Variable Annuity Unit Calculation	6
Example of Variable Annuity Payment Calculation	6
Distribution of the Contracts	7
Custodian	7
Experts	7
Financial Statements	8

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APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant’s death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant’s death, is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

47

CONTRACT DATE: The date on which we issue your Contract. This is called the “Date of Coverage” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

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OWNER: The person, persons, or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 9133, Wellesley Hills, MA 02481 or such other address as we may hereafter specify to you by written notice.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

49

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	6.00%	$2,220
(b)	3	$52,000	$12,000	$40,000	5.00%	$2,000
(c)	7	$80,000	$28,000	$40,000	3.00%	$1,200
(d)	9	$98,000	$68,000	$0	0.00%	$0

(a)	The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (“New Payments”)); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years (“Old Payments”) not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)	In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)	In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)	In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

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Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$9,000	$20,000	$0	4.00%	$0
(b)	$56,000	$12,000	$11,000	$1,000	4.00%	$40
(c)	$40,000	$15,000	$0	$15,000	4.00%	$600

(a)	In Account Year 5, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)	Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)	The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

•	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

•	The date of surrender is two years from the Expiration Date (N = 24).

•	The value of the Guarantee Amount on the date of surrender is $11,910.16.

•	The interest earned in the current Account Year is $674.16.

•	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

•	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

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Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b
	=	(1 + .06)	24/12	- 1
		1 + .05

	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

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APPENDIX C - CONDENSED FINANCIAL INFORMATION

The following information for REGATTA PLATINUM should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Corporate Bond Portfolio	$20.9483	$21.8485	1,047,687	2014
	21.3042	20.9483	1,159.051	2013
	19.4121	21.3042	1,405,032	2012
	18.4629	19.4121	1,520,174	2011
	16.8911	18.4629	1,641,672	2010
	13.3880	16.8911	1,702,404	2009
	15.1773	13.3880	1,544,627	2008
	14.8692	15.1773	1,889,321	2007
	14.3349	14.8692	2,341,399	2006
	14.2874	14.3349	3,163,320	2005

MFS® Core Equity Portfolio	18.7185	20.5565	1,855,356	2014
	14.1017	18.7185	1,997,137	2013
	12.2813	14.1017	2,259,021	2012
	12.5734	12.2813	2,491,713	2011
	10.8789	12.5734	2,740,341	2010
	8.3120	10.8789	3,085,747	2009
	13.7368	8.3120	3,555,482	2008
	12.8160	13.7368	4,388,587	2007
	11.4278	12.8160	2,038,030	2006
	10.8765	11.4278	2,497,342	2005

MFS® Growth Series	19.5432	20.9932	1,981,245	2014
	14.4832	19.5432	2,226,662	2013
	12.5094	14.4832	2,463,162	2012
	12.7442	12.5094	2,794,992	2011
	11.1603	12.7442	3,118,447	2010
	8.2177	11.1603	3,402,773	2009
	13.3003	8.2177	3,840,853	2008
	11.1262	13.3003	4,499,568	2007
	10.4459	11.1262	5,999,908	2006
	9.7069	10.4459	7,766,452	2005

MFS® Emerging Markets Equity Portfolio	30.4710	28.0241	290,915	2014
	32.6026	30.4710	321,649	2013
	27.7914	32.6026	347,866	2012
	34.5967	27.7914	413,318	2011
	28.3539	34.5967	431,719	2010
	17.0578	28.3539	433,432	2009
	38.5257	17.0578	462,895	2008
	28.8045	38.5257	607,606	2007
	22.4427	28.8045	805,402	2006
	16.6421	22.4427	979,129	2005

MFS® Global Governments Portfolio	16.9199	16.8046	210,827	2014
	18.1126	16.9199	246.544	2013

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
	$18.2541	$18.1126	284,521	2012
	17.4550	18.2541	324,711	2011
	16.9223	17.4550	360,389	2010
	16.4925	16.9223	356,081	2009
	15.1500	16.4925	350,685	2008
	14.1362	15.1500	352,640	2007
	13.6582	14.1362	408,052	2006
	14.9272	13.6582	505,123	2005

MFS® Global Growth Portfolio	23.2740	23.9385	515,825	2014
	19.4665	23.2740	557,716	2013
	16.4917	19.4665	607,855	2012
	17.8660	16.4917	669,519	2011
	16.2064	17.8660	731,893	2010
	11.7559	16.2064	831,059	2009
	19.5258	11.7559	888,572	2008
	17.4839	19.5258	1,058,514	2007
	15.1068	17.4839	1,372,092	2006
	13.9236	15.1068	1,648,464	2005

MFS® Global Research Portfolio	15.7112	15.8625	1,454,489	2014
	12.8500	15.7112	1,616,741	2013
	11.1575	12.8500	1,767,209	2012
	12.1320	11.1575	2,019,911	2011
	10.9212	12.1320	2,266,549	2010
	8.3631	10.9212	2,600,467	2009
	13.3433	8.3631	2,938,604	2008
	11.9516	13.3433	3,599,995	2007
	10.9636	11.9516	4,833,638	2006
	10.2945	10.9636	6,307,383	2005

MFS® Global Tactical Allocation Portfolio	21.0395	21.6703	701,782	2014
	19.6057	21.0395	781,972	2013
	18.1505	19.6057	842,652	2012
	18.1272	18.1505	918,913	2011
	17.4213	18.1272	967,964	2010
	15.3428	17.4213	1,019,466	2009
	18.3987	15.3428	1,078,017	2008
	17.1412	18.3987	1,364,245	2007
	14.8232	17.1412	1,603,358	2006
	14.4879	14.8232	1,892,995	2005

MFS® Government Securities Portfolio	16.7877	17.3568	1,804,476	2014
	17.4794	16.7877	1,992,985	2013
	17.2918	17.4794	2,217,386	2012
	16.3283	17.2918	2,323,002	2011
	15.8090	16.3283	2,827,421	2010
	15.3440	15.8090	3,080,401	2009
	14.3371	15.3440	3,333,304	2008
	13.5678	14.3371	3,849,441	2007
	13.2710	13.5678	4,942,559	2006
	13.1560	13.2710	6,392,852	2005

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® High Yield Portfolio	$19.0513	$19.3118	1,095,474	2014
	18.1553	19.0513	1,258,782	2013
	16.0255	18.1553	1,395,636	2012
	15.6071	16.0255	1,482,699	2011
	13.7006	15.6071	1,710,271	2010
	9.2413	13.7006	1,947,306	2009
	13.3259	9.2413	2,199,008	2008
	13.2607	13.3259	2,661,756	2007
	12.1824	13.2607	3,538,317	2006
	12.0897	12.1824	4,480,283	2005

MFS® International Growth Portfolio	22.6259	21.1987	741,961	2014
	20.1434	22.6259	820,121	2013
	17.0405	20.1434	877,458	2012
	19.3951	17.0405	1,008,024	2011
	17.0809	19.3951	1,122,090	2010
	12.5476	17.0809	1,253,403	2009
	21.1492	12.5476	1,405,350	2008
	18.3996	21.1492	1,686,552	2007
	14.8049	18.3996	2,167,605	2006
	13.0663	14.8049	2,603,702	2005

MFS® International Value Portfolio	28.9030	28.8807	523,258	2014
	22.9178	28.9030	551,381	2013
	19.9995	22.9178	597,362	2012
	20.5961	19.9995	670,776	2011
	19.1448	20.5961	736,199	2010
	15.4876	19.1448	822,456	2009
	22.9020	15.4876	926,474	2008
	21.6385	22.9020	1,195,703	2007
	16.9817	21.6385	1,504,714	2006
	14.9475	16.9817	1,640,661	2005

MFS® Massachusetts Investors Growth Stock Portfolio	17.2595	18.9770	5,515,266	2014
	13.4245	17.2595	6,176,328	2013
	11.6130	13.4245	6,897,429	2012
	11.6846	11.6130	7,785,090	2011
	10.4729	11.6846	8,853,864	2010
	7.5793	10.4729	9,955,657	2009
	12.2445	7.5793	7,283,111	2008
	11.1354	12.2445	8,997,471	2007
	10.4891	11.1354	11,308,403	2006
	10.1920	10.4891	14,863,281	2005

MFS® Blended Research® Core Equity Portfolio	16.8502	18.7025	5,212,074	2014
	12.5289	16.8502	5,859,722	2013
	11.0144	12.5289	6,606,268	2012
	10.9544	11.0144	7,561,868	2011
	9.5393	10.9544	8,615,073	2010
	7.7238	9.5393	9,701,572	2009
	12.0431	7.7238	11,071,231	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
	$11.5291	$12.0431	13,556,623	2007
	10.3196	11.5291	17,925,188	2006
	9.7170	10.3196	23,626,164	2005

MFS® Mid Cap Growth Series	7.7361	8.3038	835,218	2014
	5.6970	7.7361	888,193	2013
	4.9533	5.6970	906,915	2012
	5.3436	4.9533	1,108,275	2011
	4.1930	5.3436	1,176,746	2010
	2.9881	4.1930	1,134,697	2009
	6.2286	2.9881	1,131,388	2008
	5.7513	6.2286	1,401,777	2007
	5.6994	5.7513	1,879,752	2006
	5.6061	5.6994	2,561,587	2005

MFS® Money Market Portfolio	11.2089	11.0520	1,483,551	2014
	11.3681	11.2089	1,629,740	2013
	11.5304	11.3681	1,735,507	2012
	11.6937	11.5304	1,849,477	2011
	11.8597	11.6937	2,005,452	2010
	12.0281	11.8597	2,493,774	2009
	11.9558	12.0281	3,527,607	2008
	11.2142	11.9558	2,705,920	2007
	11.2143	11.2142	3,162,214	2006
	11.0719	11.2143	3,178,274	2005

MFS® New Discovery Series	10.0000	10.0961	2,091,580	2014

MFS® Research International Portfolio	22.3935	20.5609	488,947	2014
	19.0837	22.3935	535,648	2013
	16.6012	19.0837	582,940	2012
	18.8929	16.6012	650,000	2011
	17.3203	18.8929	706,674	2010
	13.4160	17.3203	786,718	2009
	23.6597	13.4160	890,957	2008
	21.2081	23.6597	1,130,332	2007
	16.8731	21.2081	1,448,127	2006
	14.6807	16.8731	1,557,186	2005

MFS® Strategic Income Portfolio	18.8037	19.1474	656,983	2014
	18.7954	18.8037	677,581	2013
	17.2649	18.7954	767,265	2012
	16.7281	17.2649	742,537	2011
	15.3859	16.7281	763,386	2010
	12.2216	15.3859	815,056	2009
	14.2560	12.2216	779,211	2008
	13.9723	14.2560	944,605	2007
	13.2791	13.9723	1,096,982	2006
	13.2176	13.2791	1,432,028	2005

MFS® Technology Portfolio	7.5548	8.2470	411,755	2014
	5.6679	7.5548	443,121	2013
	5.0165	5.6679	483,976	2012

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
	$5.0288	$5.0165	553,369	2011
	4.2277	5.0288	567,267	2010
	2.4274	4.2277	571,059	2009
	5.0163	2.4274	453,203	2008
	4.2321	5.0163	482,384	2007
	3.5189	4.2321	417,567	2006
	3.3607	3.5189	696,396	2005

MFS® Total Return Series	10.7191	11.4672	7,672,192	2014
	17.5040	10.7191	8,646,654	2013
	15.9457	17.5040	4,921,457	2012
	15.8660	15.9457	5,471,487	2011
	14.6330	15.8660	6,043,726	2010
	12.5671	14.6330	6,831,307	2009
	16.2476	12.5671	7,604,685	2008
	15.7969	16.2476	9,863,273	2007
	14.2759	15.7969	12,628,154	2006
	14.0532	14.2759	16,915,503	2005

MFS® Utilities Series	10.0000	10.1213	5,122,822	2014

MFS® Value Series	10.0000	10.7144	3,788,127	2014

57

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2015, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Delaware Life Insurance Company
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Regatta Platinum
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

58

PART B

MAY 1, 2015

REGATTA GOLD

AND

REGATTA PLATINUM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Regatta Gold and Regatta Platinum (the “Contracts”) issued by Delaware Life Insurance Company (the “Company”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated May 1, 2015. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

Delaware Life Holdings, LLC is the Company’s corporate parent. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC, and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared

2

and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio

3

management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

4

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)	is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38

(b)	the per share amount of any dividend or capital gains distributions equal $0

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32

(d)	the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323648 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00323648)	=	14.6117052

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is

5

made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323648 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323648) x 0.99991902	=	12.3846325

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•	at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

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This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3846391	=	$868.30

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2012, 2013, and 2014, were approximately $26,895,457, $89,921,647, and $91,329,750, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account F as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013, included in this Statement of Additional Information have been so included

7

in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Delaware Life Insurance Company (formerly known as Sun Life Assurance Company of Canada (U.S.)) (the “Company”) as of and for the year ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

Delaware Life Variable

Account F - Regatta

Financial Statements as of and for the Year Ended December 31, 2014 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2014

Page(s)
Report of Independent Registered Public Accounting Firm	1
Financial Statements
Statement of Assets and Liabilities	2-11
Statement of Operations	12-35
Statement of Changes in Net Assets	36-106
Notes to the Financial Statements	107-151

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of Delaware Life Variable Account F - Regatta:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account F - Regatta of Delaware Life Insurance Company at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 24, 2015

Hartford, Connecticut

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

Assets:	Shares	Cost	Value
Investments at fair value:

AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	5,352,992	$62,482,976	$64,503,559
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AAA)	10,010,288	108,583,447	116,820,056
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	418,424	7,057,573	7,870,546
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	3,976,302	49,817,613	53,322,213
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (AAU)	421,302	8,982,003	9,180,168
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	48,273,997	678,998,768	684,042,542
Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account (NMT)	2,661	31,884	46,643
Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account (MCC)	5,556,076	57,378,297	95,786,746
Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account (NNG)[1]	—	1	1
Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account (CMG)	1,146,909	27,489,538	32,044,650
Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account (NMI)	464,514	6,917,052	8,180,085
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (CSC)	1,990	37,185	36,485
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	6,992,533	110,157,713	116,145,981
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	6,236,973	144,211,434	228,896,911
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	308,837	3,319,422	3,823,400
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	1,730,728	18,832,662	21,668,717
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	2,605,826	26,532,176	33,093,994
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	3,860,744	115,734,460	142,229,809
First Eagle Overseas Variable Fund Sub-Account (SGI)	15,195,581	408,176,317	399,795,739
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (TDM)	3,916,156	35,261,424	36,028,640
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (FTI)	9,920,470	124,814,958	149,303,075

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (S17)	6,193,222	$41,592,053	$45,953,705
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (AAX)	450,904	8,580,048	8,287,607
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (FTG)	2,036,944	23,479,088	29,759,752
Franklin Templeton Income VIP Fund Class 2 Sub-Account (ISC)	7,081,520	105,697,125	113,304,315
Franklin Templeton Income VIP Fund Class 4 Sub-Account (AAZ)	190,132	2,948,036	3,101,054
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (FMS)	9,630,394	141,719,936	217,646,913
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (BBC)	13,430	267,302	305,130
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (FVS)	1,839,336	34,133,446	41,053,979
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (BBA)	42,293	788,789	957,085
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (SIC)	2,511,239	31,049,718	29,004,810
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (BBB)	40,698	511,138	479,427
Huntington VA Dividend Capture Sub-Account (HVD)	245,586	2,716,994	3,224,544
Huntington VA International Equity Sub-Account (HVE)	134,576	1,846,387	2,122,261
Huntington VA Situs Fund Sub-Account (HSS)	166,769	3,001,800	3,690,597
Invesco V.I. American Value Fund Series II Sub-Account (VKC)	600,073	10,547,416	11,851,444
Invesco V.I. Comstock Fund Series II Sub-Account (VLC)	2,158,918	33,072,110	41,192,148
Invesco V.I. Equity and Income Fund Series II Sub-Account (VKU)	6,454,264	107,298,821	121,727,423
Invesco V.I. International Growth Fund II Sub-Account (AI8)	57,041	1,941,684	1,963,336
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (AAY)	3,236,026	35,974,136	35,919,894
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (AAM)	508,361	11,883,100	13,476,661
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (LRE)	2,576,182	53,425,268	51,420,585
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (LA9)	2,727,313	37,761,908	35,209,608
Lord Abbett Series Fund - Fundamental Equity Portfolio VC Sub-Account (LAV)	2,705,292	51,447,502	50,345,476
MFS VIT Total Return Series Initial Class Sub-Account (GGC)	17,619,896	392,251,002	428,339,672
MFS VIT Total Return Series Service Class Sub-Account (GGE)	21,460,957	471,235,641	513,989,920
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	3,574,543	104,667,960	142,088,074
MFS VIT I Growth Series Service Class Sub-Account (TEG)	551,793	17,561,023	21,393,024

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	2,761,903	$19,238,533	$24,194,266
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (FFK)	4,800,697	32,711,171	40,469,874
MFS VIT I New Discovery Series Initial Class Sub-Account (FFS)	3,617,949	69,942,251	59,044,934
MFS VIT I New Discovery Series Service Class Sub-Account (TND)	4,104,001	73,708,310	62,791,218
MFS VIT I Research Bond Series Service Class Sub-Account (AAN)	54,322,534	720,342,062	721,403,251
MFS VIT I Research Series Service Class Sub-Account (FFN)	6,774,313	150,629,490	195,371,195
MFS VIT I Utilities Series Initial Class Sub-Account (NNB)	4,634,053	163,436,389	157,372,453
MFS VIT I Utilities Series Service Class Sub-Account (NNC)	2,897,793	100,631,755	97,018,095
MFS VIT I Value Series Initial Class Sub-Account (FFO)	17,126,060	282,703,285	348,344,062
MFS VIT I Value Series Service Class Sub-Account (FFP)	9,080,445	176,554,145	182,062,932
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	6,146,844	180,515,186	328,856,183
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	1,980,465	51,019,300	105,321,132
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	6,094,619	70,639,458	71,672,718
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	15,241,071	179,034,103	177,253,655
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	4,866,960	76,522,780	113,886,858
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	1,985,779	33,253,141	46,070,064
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	1,783,937	26,745,677	24,011,795
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	1,928,445	27,686,964	25,532,613
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	1,412,369	15,305,499	14,787,501
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	175,029	1,864,446	1,804,549
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	2,344,635	31,690,410	52,637,065
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	102,734	1,624,723	2,299,179
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	4,286,002	70,642,662	107,921,526
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	342,661	6,151,866	8,587,086
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (GTR)	3,896,288	56,607,019	64,016,004
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	52,757,819	757,858,677	855,731,829
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	8,932,868	117,921,996	116,305,940

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	20,959,669	$277,038,004	$271,008,525
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	12,400,836	71,544,727	75,769,111
MFS VIT II High Yield Portfolio Service Class Sub-Account (MFC)	11,795,526	69,795,450	71,244,974
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	3,389,319	41,169,939	45,044,048
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	1,592,386	19,747,704	21,003,568
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	2,206,147	36,907,040	47,939,583
MFS VIT II International Value Portfolio S Class Sub-Account (MI1)	6,258,111	87,879,601	134,173,907
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	20,126,701	218,894,143	354,431,196
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	2,555,796	29,080,498	44,675,307
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	67,415,720	67,415,720	67,415,720
MFS VIT II Money Market Portfolio Service Class Sub-Account (MM1)	191,847,503	191,847,503	191,847,503
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	1,992,986	29,293,469	29,017,880
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	4,832,504	59,007,553	69,539,739
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	3,704,592	36,545,414	37,082,964
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	716,683	7,022,661	7,109,492
MFS VIT II Technology Portfolio I Class Sub-Account (TEC)	1,381,442	10,410,287	16,066,171
MFS VIT II Technology Portfolio S Class Sub-Account (TE1)	129,671	1,008,836	1,452,311
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (VSC)	6,206,324	80,689,516	97,749,602
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (6XX)	63,758,733	732,285,298	752,353,044
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	213,676	2,366,818	3,004,286
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (SRE)	5,861,328	71,599,231	92,433,151
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (8XX)	40,224,193	454,092,702	499,182,242

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (5XX)	19,711,961	$215,804,418	$201,850,478
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	36,524,135	376,139,400	373,641,901
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (S15)	19,224,359	197,686,470	196,088,467
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	4,401,921	39,766,277	43,138,829
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (S13)	3,718,439	34,730,433	36,217,594
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (7XX)	148,021,901	1,777,055,144	1,971,651,718
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (2XX)	850,367	8,084,439	9,081,918
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (AAW)	113,397	3,348,868	3,398,500
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	811,089	9,821,618	10,179,165
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	384,222	17,300,575	24,705,467
Oppenheimer Capital Income Fund/VA (Service Shares) Sub-Account (OBV)	855,279	9,138,945	12,392,996
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (OGG)	716,907	22,615,511	28,038,218
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	8,495,253	131,059,722	283,146,768
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (OMS)	298,145	5,570,647	7,829,293
PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account (AAQ)	16,222	204,186	200,985
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	2,745,617	30,771,201	28,444,593
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (AAP)	2,263,477	25,511,769	23,698,600
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (BBD)	100,052	683,382	491,255
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	9,453,911	64,854,408	45,946,009
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	1,355,965	19,025,438	17,207,191

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):

PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas Sub-Account (BBE)	33,310	$465,509	$422,707
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (6TT)	54,889,057	681,345,580	637,261,953
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	5,200,105	70,881,556	66,613,350
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	22,876,190	256,493,604	256,213,326
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (AAR)	2,062,059	21,245,667	22,002,171
Putnam VT Equity Income Fund Class IB Sub-Account (AAS)	704,573	14,069,604	15,909,266
Wanger Select Fund Sub-Account (WTF)	13,486	322,589	444,753
Wanger USA Sub-Account (USC)	2,098	66,964	79,117
Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account (AAL)	3,987,941	41,612,578	41,913,262

Total investments		13,888,516,248	15,463,150,555

Total assets		$13,888,516,248	$15,463,150,555

Liabilities:
Payable to Sponsor			$618,955

Total liabilities			618,955

Net Assets			$15,462,531,600

[1]	Share amount is less than 1 share.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets:
AVB	4,964,287	$64,503,559	$—	$64,503,559
AAA	10,351,045	116,820,056	—	116,820,056
AN4	904,264	7,870,546	—	7,870,546
IVB	7,415,069	53,322,213	—	53,322,213
AAU	516,702	9,143,087	35,088	9,178,175
9XX	45,691,749	683,921,368	119,496	684,040,864
NMT	2,622	46,643	—	46,643
MCC	7,040,262	95,773,139	9,693	95,782,832
NNG[2]	—	1	—	1
CMG	2,053,710	31,977,837	66,283	32,044,120
NMI	601,467	8,180,085	—	8,180,085
CSC	2,088	36,485	—	36,485
FVB	7,801,320	116,145,981	—	116,145,981
FL1	14,500,339	228,756,914	134,175	228,891,089
F10	266,873	3,823,400	—	3,823,400
F15	1,475,877	21,668,717	—	21,668,717
F20	2,247,982	33,093,994	—	33,093,994
FVM	8,575,087	142,227,109	2,185	142,229,294
SGI	30,072,823	399,747,401	46,505	399,793,906
TDM	2,741,208	36,027,315	553	36,027,868
FTI	7,743,487	149,232,545	64,860	149,297,405
S17	3,471,389	45,953,705	—	45,953,705
AAX	751,840	8,287,607	—	8,287,607
FTG	1,439,491	29,741,351	18,188	29,759,539
ISC	8,448,675	113,250,011	51,477	113,301,488
AAZ	234,493	3,101,054	—	3,101,054
FMS	10,057,494	217,609,215	36,756	217,645,971
BBC	19,380	305,130	—	305,130
FVS	1,375,383	41,053,979	—	41,053,979
BBA	56,360	957,085	—	957,085
SIC	2,105,682	29,004,810	—	29,004,810
BBB	41,941	479,427	—	479,427
HVD	219,939	3,224,544	—	3,224,544
HVE	230,193	2,122,261	—	2,122,261
HSS	252,441	3,690,597	—	3,690,597
VKC	680,551	11,851,444	—	11,851,444
VLC	2,849,633	41,192,148	—	41,192,148
VKU	7,771,356	121,727,423	—	121,727,423
AI8	147,542	1,963,336	—	1,963,336
AAY	3,478,537	35,919,894	—	35,919,894

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):
AAM	754,490	$13,476,661	$—	$13,476,661
LRE	5,256,172	51,417,582	2,897	51,420,479
LA9	1,659,082	35,192,599	15,519	35,208,118
LAV	2,349,562	50,338,414	6,813	50,345,227
GGC	37,045,959	424,858,557	3,416,539	428,275,096
GGE	45,098,328	513,627,926	357,490	513,985,416
FFL	6,588,507	141,329,743	753,682	142,083,425
TEG	947,342	21,381,902	10,653	21,392,555
FFJ	2,925,086	24,111,370	82,512	24,193,882
FFK	2,091,996	40,456,874	12,205	40,469,079
FFS	5,838,882	58,937,104	105,248	59,042,352
TND	4,932,383	62,749,205	40,487	62,789,692
AAN	67,490,902	721,291,312	109,970	721,401,282
FFN	13,506,075	195,353,868	17,839	195,371,707
NNB	15,431,730	156,177,163	1,177,108	157,354,271
NNC	9,602,330	97,018,095	—	97,018,095
FFO	26,443,285	347,170,745	1,118,188	348,288,933
FFP	13,001,674	181,953,864	107,053	182,060,917
MIT	12,375,446	326,833,930	1,993,109	328,827,039
MFL	4,582,347	105,228,512	91,499	105,320,011
BDS	3,291,353	71,188,581	444,532	71,633,113
MF7	10,219,566	177,237,386	15,695	177,253,081
RGS	5,346,167	113,272,408	610,352	113,882,760
RG1	2,832,185	46,023,197	46,568	46,069,765
EME	918,587	23,770,752	235,285	24,006,037
EM1	1,778,352	25,529,837	2,593	25,532,430
GGS	777,868	14,659,258	115,390	14,774,648
GG1	118,757	1,801,936	2,442	1,804,378
GGR	1,877,836	52,350,693	280,469	52,631,162
GG2	108,002	2,299,179	—	2,299,179
RES	4,831,113	107,156,811	754,749	107,911,560
RE1	486,816	8,587,086	—	8,587,086
GTR	2,357,689	63,484,950	487,557	63,972,507
GT2	70,148,596	855,672,113	58,120	855,730,233
GSS	5,893,305	115,688,759	601,690	116,290,449
MFK	20,566,508	270,725,044	277,712	271,002,756
HYS	3,131,858	75,367,620	392,768	75,760,388
MFC	3,662,907	71,177,164	61,015	71,238,179
IGS	2,301,140	44,873,445	167,485	45,040,930
IG1	1,551,892	20,998,386	4,840	21,003,226

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):
MII	1,587,611	$47,552,927	$380,249	$47,933,176
MI1	9,980,826	134,168,303	2,289	134,170,592
MIS	21,451,277	351,875,115	2,539,099	354,414,214
M1B	2,375,862	44,639,473	34,250	44,673,723
MMS	5,636,328	66,417,916	936,372	67,354,288
MM1	20,418,070	191,735,299	105,452	191,840,751
RIS	1,702,999	28,936,201	80,312	29,016,513
RI1	3,404,092	69,515,379	22,684	69,538,063
SIS	1,940,309	36,762,928	311,555	37,074,483
SI1	413,576	7,104,314	5,166	7,109,480
TEC	1,904,773	15,952,016	109,725	16,061,741
TE1	79,394	1,452,311	—	1,452,311
VSC	6,334,776	97,728,551	16,657	97,745,208
6XX	51,303,754	752,313,189	39,207	752,352,396
SC3	126,247	2,993,531	9,129	3,002,660
SRE	5,660,139	92,412,951	17,477	92,430,428
8XX	27,011,031	499,182,175	—	499,182,175
5XX	16,245,564	201,828,918	20,797	201,849,715
SDC	36,736,454	373,595,590	39,518	373,635,108
S15	19,532,086	196,072,207	15,441	196,087,648
SGC	2,458,735	43,119,942	13,718	43,133,660
S13	2,084,776	36,217,594	—	36,217,594
7XX	117,541,381	1,970,311,913	1,252,516	1,971,564,429
2XX	460,623	9,081,918	—	9,081,918
AAW	217,510	3,398,500	—	3,398,500
VKM	611,449	10,179,165	—	10,179,165
OCA	1,118,112	24,688,845	13,548	24,702,393
OBV	1,279,424	12,392,996	—	12,392,996
OGG	1,381,266	28,038,218	—	28,038,218
OMG	13,047,751	283,039,726	102,285	283,142,011
OMS	240,139	7,829,293	—	7,829,293
AAQ	15,812	200,985	—	200,985
PRA	2,092,555	28,444,593	—	28,444,593
AAP	2,156,461	23,698,600	—	23,698,600
BBD	77,398	491,255	—	491,255
PCR	6,462,517	45,942,147	3,655	45,945,802
PMB	664,024	17,177,872	27,801	17,205,673
BBE	39,674	422,707	—	422,707
6TT	56,498,567	637,191,200	68,628	637,259,828
PRR	4,261,623	66,613,350	—	66,613,350

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):
PTR	15,806,505	$256,024,232	$184,377	$256,208,609
AAR	2,039,866	22,002,171	—	22,002,171
AAS	877,251	15,909,266	—	15,909,266
WTF	23,675	444,753	—	444,753
USC	4,347	$79,117	$—	$79,117
AAL	3,836,516	41,913,262	—	41,913,262

Total net assets		$15,441,616,361	$20,915,239	$15,462,531,600

[2]	Unit Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AVB Sub-Account	AAA Sub-Account	AN4 Sub-Account
Income:
Dividend income	$1,540,731	$432,165	$—
Expenses:
Mortality and expense risk charges	(939,673)	(1,653,161)	(126,017)
Distribution and administration charges	(112,761)	(198,379)	(15,122)

Net investment income (loss)	488,297	(1,419,375)	(141,139)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,936,153	2,264,083	366,181
Realized gain distributions	9,853,295	4,312,086	—

Net realized gains (losses)	12,789,448	6,576,169	366,181

Net change in unrealized appreciation (depreciation)	(9,850,928)	(2,132,333)	(449,127)

Net realized and change in unrealized gains (losses)	2,938,520	4,443,836	(82,946)

Increase (decrease) in net assets from operations	$3,426,817	$3,024,461	$(224,085)

	IVB Sub-Account	AAU Sub-Account	9XX Sub-Account
Income:
Dividend income	$1,863,523	$42,946	$15,442,291
Expenses:
Mortality and expense risk charges	(861,082)	(138,713)	(10,837,148)
Distribution and administration charges	(103,330)	(16,646)	(1,300,458)

Net investment income (loss)	899,111	(112,413)	3,304,685

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,307,411	306,504	21,143,703
Realized gain distributions	—	1,059,384	59,962,570

Net realized gains (losses)	3,307,411	1,365,888	81,106,273

Net change in unrealized appreciation (depreciation)	(8,630,240)	(636,612)	(81,789,481)

Net realized and change in unrealized gains (losses)	(5,322,829)	729,276	(683,208)

Increase (decrease) in net assets from operations	$(4,423,718)	$616,863	$2,621,477

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	NMT Sub-Account	MCC Sub-Account	NNG Sub-Account
Income:
Dividend income	$—	$—	$7
Expenses:
Mortality and expense risk charges	(701)	(1,552,568)	(233)
Distribution and administration charges	(84)	(186,308)	(28)

Net investment income (loss)	(785)	(1,738,876)	(254)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,231	16,204,819	12,888
Realized gain distributions	2,058	4,568,709	1,080

Net realized gains (losses)	5,289	20,773,528	13,968

Net change in unrealized appreciation (depreciation)	(1,138)	(12,064,585)	(14,282)

Net realized and change in unrealized gains (losses)	4,151	8,708,943	(314)

Increase (decrease) in net assets from operations	$3,366	$6,970,067	$(568)

	CMG Sub-Account	NMI Sub-Account	CSC Sub-Account
Income:
Dividend income	$18,637	$2,393	$166
Expenses:
Mortality and expense risk charges	(480,157)	(134,488)	(523)
Distribution and administration charges	(57,619)	(16,139)	(63)

Net investment income (loss)	(519,139)	(148,234)	(420)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,881,789	437,782	3,652
Realized gain distributions	4,838,717	—	4,362

Net realized gains (losses)	7,720,506	437,782	8,014

Net change in unrealized appreciation (depreciation)	(4,953,072)	(928,684)	(7,053)

Net realized and change in unrealized gains (losses)	2,767,434	(490,902)	961

Increase (decrease) in net assets from operations	$2,248,295	$(639,136)	$541

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FVB Sub-Account	FL1 Sub-Account	F10 Sub-Account
Income:
Dividend income	$1,465,903	$1,636,441	$53,116
Expenses:
Mortality and expense risk charges	(1,611,898)	(3,478,300)	(73,504)
Distribution and administration charges	(193,428)	(417,396)	(8,820)

Net investment income (loss)	(339,423)	(2,259,255)	(29,208)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,115,887	25,245,213	326,473
Realized gain distributions	13,596,129	4,556,484	76,397

Net realized gains (losses)	16,712,016	29,801,697	402,870

Net change in unrealized appreciation (depreciation)	(7,546,652)	(5,608,320)	(258,547)

Net realized and change in unrealized gains (losses)	9,165,364	24,193,377	144,323

Increase (decrease) in net assets from operations	$8,825,941	$21,934,122	$115,115

	F15 Sub-Account	F20 Sub-Account	FVM Sub-Account
Income:
Dividend income	$304,914	$470,192	$26,932
Expenses:
Mortality and expense risk charges	(354,266)	(524,321)	(2,252,973)
Distribution and administration charges	(42,512)	(62,919)	(270,357)

Net investment income (loss)	(91,864)	(117,048)	(2,496,398)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,822,957	2,134,418	15,396,646
Realized gain distributions	418,411	629,295	3,650,930

Net realized gains (losses)	2,241,368	2,763,713	19,047,576

Net change in unrealized appreciation (depreciation)	(1,507,068)	(1,640,781)	(10,339,311)

Net realized and change in unrealized gains (losses)	734,300	1,122,932	8,708,265

Increase (decrease) in net assets from operations	$642,436	$1,005,884	$6,211,867

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SGI Sub-Account	TDM Sub-Account	FTI Sub-Account
Income:
Dividend income	$11,479,293	$604,964	$3,133,315
Expenses:
Mortality and expense risk charges	(6,355,655)	(605,083)	(2,586,653)
Distribution and administration charges	(762,679)	(72,610)	(310,398)

Net investment income (loss)	4,360,959	(72,729)	236,264

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,250,268	3,900,282	18,864,710
Realized gain distributions	29,329,998	—	—

Net realized gains (losses)	49,580,266	3,900,282	18,864,710

Net change in unrealized appreciation (depreciation)	(64,034,695)	(7,431,034)	(39,083,311)

Net realized and change in unrealized gains (losses)	(14,454,429)	(3,530,752)	(20,218,601)

Increase (decrease) in net assets from operations	$(10,093,470)	$(3,603,481)	$(19,982,337)

	S17 Sub-Account	AAX Sub-Account	FTG Sub-Account
Income:
Dividend income	$1,388,014	$412,055	$432,883
Expenses:
Mortality and expense risk charges	(734,200)	(132,666)	(476,496)
Distribution and administration charges	(88,104)	(15,920)	(57,180)

Net investment income (loss)	565,710	263,469	(100,793)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,812,913	(102,149)	3,344,430
Realized gain distributions	42,337	—	—

Net realized gains (losses)	2,855,250	(102,149)	3,344,430

Net change in unrealized appreciation (depreciation)	(2,729,291)	(161,098)	(4,551,602)

Net realized and change in unrealized gains (losses)	125,959	(263,247)	(1,207,172)

Increase (decrease) in net assets from operations	$691,669	$222	$(1,307,965)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	ISC Sub-Account	AAZ Sub-Account	FMS Sub-Account
Income:
Dividend income	$5,905,825	$153,617	$4,513,493
Expenses:
Mortality and expense risk charges	(1,742,068)	(45,236)	(3,413,976)
Distribution and administration charges	(209,048)	(5,428)	(409,677)

Net investment income (loss)	3,954,709	102,953	689,840

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,241,413	72,737	22,565,807
Realized gain distributions	—	—	1,173,547

Net realized gains (losses)	4,241,413	72,737	23,739,354

Net change in unrealized appreciation (depreciation)	(4,613,362)	(88,332)	(11,918,763)

Net realized and change in unrealized gains (losses)	(371,949)	(15,595)	11,820,591

Increase (decrease) in net assets from operations	$3,582,760	$87,358	$12,510,431

	BBC Sub-Account	FVS Sub-Account	BBA Sub-Account
Income:
Dividend income	$5,730	$268,044	$4,368
Expenses:
Mortality and expense risk charges	(3,741)	(651,636)	(12,798)
Distribution and administration charges	(449)	(78,196)	(1,536)

Net investment income (loss)	1,540	(461,788)	(9,966)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	14,640	4,323,293	31,421
Realized gain distributions	1,597	3,232,166	66,410

Net realized gains (losses)	16,237	7,555,459	97,831

Net change in unrealized appreciation (depreciation)	(4,092)	(7,665,923)	(95,154)

Net realized and change in unrealized gains (losses)	12,145	(110,464)	2,677

Increase (decrease) in net assets from operations	$13,685	$(572,252)	$(7,289)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SIC Sub-Account	BBB Sub-Account	HBF Sub-Account[3]
Income:
Dividend income	$1,927,231	$29,435	$423,912
Expenses:
Mortality and expense risk charges	(463,077)	(6,042)	(67,129)
Distribution and administration charges	(55,569)	(725)	(8,055)

Net investment income (loss)	1,408,585	22,668	348,728

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(285,332)	(5,016)	(1,005,313)
Realized gain distributions	638,299	10,141	3,465,386

Net realized gains (losses)	352,967	5,125	2,460,073

Net change in unrealized appreciation (depreciation)	(1,627,856)	(25,411)	(2,764,080)

Net realized and change in unrealized gains (losses)	(1,274,889)	(20,286)	(304,007)

Increase (decrease) in net assets from operations	$133,696	$2,382	$44,721

	HVD Sub-Account	HVG Sub-Account[3]	HVI Sub-Account[3]
Income:
Dividend income	$149,862	$940	$41,286
Expenses:
Mortality and expense risk charges	(50,152)	(3,559)	(5,163)
Distribution and administration charges	(6,018)	(427)	(620)

Net investment income (loss)	93,692	(3,046)	35,503

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	725,177	(119,641)	267,210
Realized gain distributions	—	381,799	17,723

Net realized gains (losses)	725,177	262,158	284,933

Net change in unrealized appreciation (depreciation)	(522,691)	(273,956)	(278,547)

Net realized and change in unrealized gains (losses)	202,486	(11,798)	6,386

Increase (decrease) in net assets from operations	$296,178	$(14,844)	$41,889

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	HVE Sub-Account	HVC Sub-Account[3]	HVS Sub-Account[3]
Income:
Dividend income	$45,648	$6,975	$268,796
Expenses:
Mortality and expense risk charges	(43,007)	(8,751)	(36,716)
Distribution and administration charges	(5,161)	(1,050)	(4,406)

Net investment income (loss)	(2,520)	(2,826)	227,674

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	600,150	(15,842)	(560,088)
Realized gain distributions	—	428,612	156,362

Net realized gains (losses)	600,150	412,770	(403,726)

Net change in unrealized appreciation (depreciation)	(847,540)	(401,035)	220,950

Net realized and change in unrealized gains (losses)	(247,390)	11,735	(182,776)

Increase (decrease) in net assets from operations	$(249,910)	$8,909	$44,898

	HRS Sub-Account[3]	HVR Sub-Account[3]	HSS Sub-Account
Income:
Dividend income	$55,831	$2,841	$15,963
Expenses:
Mortality and expense risk charges	(10,300)	(6,442)	(55,388)
Distribution and administration charges	(1,236)	(773)	(6,647)

Net investment income (loss)	44,295	(4,374)	(46,072)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(121,703)	60,779	1,127,120
Realized gain distributions	328,771	213,137	164,551

Net realized gains (losses)	207,068	273,916	1,291,671

Net change in unrealized appreciation (depreciation)	(187,444)	(279,865)	(1,445,066)

Net realized and change in unrealized gains (losses)	19,624	(5,949)	(153,395)

Increase (decrease) in net assets from operations	$63,919	$(10,323)	$(199,467)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	VKC Sub-Account	VLC Sub-Account	VKU Sub-Account
Income:
Dividend income	$23,215	$430,873	$1,837,358
Expenses:
Mortality and expense risk charges	(175,315)	(605,419)	(1,657,136)
Distribution and administration charges	(21,038)	(72,650)	(198,856)

Net investment income (loss)	(173,138)	(247,196)	(18,634)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	952,120	4,351,174	6,036,173
Realized gain distributions	975,496	—	5,666,680

Net realized gains (losses)	1,927,616	4,351,174	11,702,853

Net change in unrealized appreciation (depreciation)	(871,919)	(1,262,087)	(3,800,759)

Net realized and change in unrealized gains (losses)	1,055,697	3,089,087	7,902,094

Increase (decrease) in net assets from operations	$882,559	$2,841,891	$7,883,460

	AI8 Sub-Account	AAY Sub-Account	AAM Sub-Account
Income:
Dividend income	$28,032	$1,075,457	$67,698
Expenses:
Mortality and expense risk charges	(27,215)	(425,145)	(116,854)
Distribution and administration charges	(3,266)	(51,017)	(14,022)

Net investment income (loss)	(2,449)	599,295	(63,178)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	82,645	(361,315)	410,920
Realized gain distributions	—	—	—

Net realized gains (losses)	82,645	(361,315)	410,920

Net change in unrealized appreciation (depreciation)	(107,894)	591,789	774,081

Net realized and change in unrealized gains (losses)	(25,249)	230,474	1,185,001

Increase (decrease) in net assets from operations	$(27,698)	$829,769	$1,121,823

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	LRE Sub-Account	LA9 Sub-Account	LAV Sub-Account
Income:
Dividend income	$928,949	$—	$223,777
Expenses:
Mortality and expense risk charges	(816,336)	(588,647)	(815,055)
Distribution and administration charges	(97,960)	(70,638)	(97,807)

Net investment income (loss)	14,653	(659,285)	(689,085)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	277,442	(213,064)	3,364,068
Realized gain distributions	493,081	7,476,826	8,859,141

Net realized gains (losses)	770,523	7,263,762	12,223,209

Net change in unrealized appreciation (depreciation)	(3,344,269)	(5,055,937)	(8,862,261)

Net realized and change in unrealized gains (losses)	(2,573,746)	2,207,825	3,360,948

Increase (decrease) in net assets from operations	$(2,559,093)	$1,548,540	$2,671,863

	GGC Sub-Account	GGE Sub-Account	FFL Sub-Account
Income:
Dividend income	$8,129,203	$9,177,442	$147,074
Expenses:
Mortality and expense risk charges	(5,451,495)	(8,130,052)	(1,817,977)
Distribution and administration charges	(654,179)	(975,606)	(218,157)

Net investment income (loss)	2,023,529	71,784	(1,889,060)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,031,419	9,545,002	6,625,534
Realized gain distributions	11,314,423	14,189,436	9,385,676

Net realized gains (losses)	16,345,842	23,734,438	16,011,210

Net change in unrealized appreciation (depreciation)	11,261,699	10,429,553	(4,011,623)

Net realized and change in unrealized gains (losses)	27,607,541	34,163,991	11,999,587

Increase (decrease) in net assets from operations	$29,631,070	$34,235,775	$10,110,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	TEG Sub-Account	FFJ Sub-Account	FFK Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(308,686)	(311,069)	(623,671)
Distribution and administration charges	(37,042)	(37,328)	(74,841)

Net investment income (loss)	(345,728)	(348,397)	(698,512)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,353,145	1,346,988	2,902,662
Realized gain distributions	1,435,726	2,565,353	4,787,913

Net realized gains (losses)	2,788,871	3,912,341	7,690,575

Net change in unrealized appreciation (depreciation)	(1,037,334)	(1,889,383)	(4,289,624)

Net realized and change in unrealized gains (losses)	1,751,537	2,022,958	3,400,951

Increase (decrease) in net assets from operations	$1,405,809	$1,674,561	$2,702,439

	FFS Sub-Account[4]	TND Sub-Account	AAN Sub-Account
Income:
Dividend income	$—	$—	$20,345,507
Expenses:
Mortality and expense risk charges	(306,359)	(530,017)	(10,886,646)
Distribution and administration charges	(36,763)	(63,602)	(1,306,397)

Net investment income (loss)	(343,122)	(593,619)	8,152,464

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(811,334)	643,591	(563,133)
Realized gain distributions	12,613,965	14,191,920	—

Net realized gains (losses)	11,802,631	14,835,511	(563,133)

Net change in unrealized appreciation (depreciation)	(10,897,317)	(15,543,452)	21,975,825

Net realized and change in unrealized gains (losses)	905,314	(707,941)	21,412,692

Increase (decrease) in net assets from operations	$562,192	$(1,301,560)	$29,565,156

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	FFN Sub-Account	NNB Sub-Account[4]	NNC Sub-Account[4]
Income:
Dividend income	$1,158,158	$3,374,482	$1,934,712
Expenses:
Mortality and expense risk charges	(3,034,848)	(817,780)	(588,783)
Distribution and administration charges	(364,182)	(98,134)	(70,654)

Net investment income (loss)	(2,240,872)	2,458,568	1,275,275

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,074,000	(280,877)	(381,207)
Realized gain distributions	15,285,211	5,917,932	3,729,173

Net realized gains (losses)	26,359,211	5,637,055	3,347,966

Net change in unrealized appreciation (depreciation)	(8,441,209)	(6,063,936)	(3,613,660)

Net realized and change in unrealized gains (losses)	17,918,002	(426,881)	(265,694)

Increase (decrease) in net assets from operations	$15,677,130	$2,031,687	$1,009,581

	FFO Sub-Account	FFP Sub-Account	MIT Sub-Account
Income:
Dividend income	$5,507,878	$2,512,420	$5,433,445
Expenses:
Mortality and expense risk charges	(4,410,489)	(1,205,311)	(4,143,896)
Distribution and administration charges	(529,259)	(144,637)	(497,268)

Net investment income (loss)	568,130	1,162,472	792,281

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,082,314	3,288,684	23,111,511
Realized gain distributions	11,144,002	5,894,707	—

Net realized gains (losses)	30,226,316	9,183,391	23,111,511

Net change in unrealized appreciation (depreciation)	(2,732,105)	2,204,007	10,321,624

Net realized and change in unrealized gains (losses)	27,494,211	11,387,398	33,433,135

Increase (decrease) in net assets from operations	$28,062,341	$12,549,870	$34,225,416

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFL Sub-Account	BDS Sub-Account	MF7 Sub-Account
Income:
Dividend income	$1,568,954	$2,785,147	$6,585,472
Expenses:
Mortality and expense risk charges	(1,740,964)	(945,774)	(2,661,370)
Distribution and administration charges	(208,916)	(113,493)	(319,364)

Net investment income (loss)	(380,926)	1,725,880	3,604,738

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,155,198	2,435,463	1,323,420
Realized gain distributions	—	188,530	475,074

Net realized gains (losses)	13,155,198	2,623,993	1,798,494

Net change in unrealized appreciation (depreciation)	(1,819,525)	(1,214,922)	1,511,819

Net realized and change in unrealized gains (losses)	11,335,673	1,409,071	3,310,313

Increase (decrease) in net assets from operations	$10,954,747	$3,134,951	$6,915,051

	RGS Sub-Account	RG1 Sub-Account	EME Sub-Account
Income:
Dividend income	$905,013	$265,104	$176,771
Expenses:
Mortality and expense risk charges	(1,455,837)	(701,406)	(351,084)
Distribution and administration charges	(174,700)	(84,169)	(42,130)

Net investment income (loss)	(725,524)	(520,471)	(216,443)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,903,532	5,438,418	958,630
Realized gain distributions	1,679,647	697,660	—

Net realized gains (losses)	6,583,179	6,136,078	958,630

Net change in unrealized appreciation (depreciation)	4,687,212	(1,533,942)	(2,822,414)

Net realized and change in unrealized gains (losses)	11,270,391	4,602,136	(1,863,784)

Increase (decrease) in net assets from operations	$10,544,867	$4,081,665	$(2,080,227)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	EM1 Sub-Account	GGS Sub-Account	GG1 Sub-Account
Income:
Dividend income	$112,267	$88,091	$3,933
Expenses:
Mortality and expense risk charges	(409,518)	(210,266)	(30,097)
Distribution and administration charges	(49,142)	(25,232)	(3,612)

Net investment income (loss)	(346,393)	(147,407)	(29,776)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(907,480)	21,636	(20,703)
Realized gain distributions	—	—	—

Net realized gains (losses)	(907,480)	21,636	(20,703)

Net change in unrealized appreciation (depreciation)	(916,231)	91,896	28,023

Net realized and change in unrealized gains (losses)	(1,823,711)	113,532	7,320

Increase (decrease) in net assets from operations	$(2,170,104)	$(33,875)	$(22,456)

	GGR Sub-Account	GG2 Sub-Account	RES Sub-Account
Income:
Dividend income	$276,500	$4,729	$1,214,054
Expenses:
Mortality and expense risk charges	(687,612)	(36,625)	(1,427,351)
Distribution and administration charges	(82,513)	(4,395)	(171,282)

Net investment income (loss)	(493,625)	(36,291)	(384,579)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,660,389	214,790	6,121,122
Realized gain distributions	—	—	—

Net realized gains (losses)	3,660,389	214,790	6,121,122

Net change in unrealized appreciation (depreciation)	(1,636,924)	(159,578)	(4,538,096)

Net realized and change in unrealized gains (losses)	2,023,465	55,212	1,583,026

Increase (decrease) in net assets from operations	$1,529,840	$18,921	$1,198,447

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	RE1 Sub-Account	GTR Sub-Account	GT2 Sub-Account
Income:
Dividend income	$68,651	$1,893,007	$23,205,095
Expenses:
Mortality and expense risk charges	(127,463)	(845,936)	(12,812,001)
Distribution and administration charges	(15,296)	(101,512)	(1,537,440)

Net investment income (loss)	(74,108)	945,559	8,855,654

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	867,462	102,003	19,656,231
Realized gain distributions	—	83,757	1,130,061

Net realized gains (losses)	867,462	185,760	20,786,292

Net change in unrealized appreciation (depreciation)	(739,771)	913,779	(6,221,380)

Net realized and change in unrealized gains (losses)	127,691	1,099,539	14,564,912

Increase (decrease) in net assets from operations	$53,583	$2,045,098	$23,420,566

	GSS Sub-Account	MFK Sub-Account	HYS Sub-Account
Income:
Dividend income	$2,954,341	$6,476,294	$4,349,605
Expenses:
Mortality and expense risk charges	(1,545,965)	(4,404,021)	(1,043,780)
Distribution and administration charges	(185,516)	(528,482)	(125,254)

Net investment income (loss)	1,222,860	1,543,791	3,180,571

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	436,315	(1,537,289)	2,895,056
Realized gain distributions	—	—	—

Net realized gains (losses)	436,315	(1,537,289)	2,895,056

Net change in unrealized appreciation (depreciation)	2,436,950	8,811,085	(4,739,490)

Net realized and change in unrealized gains (losses)	2,873,265	7,273,796	(1,844,434)

Increase (decrease) in net assets from operations	$4,096,125	$8,817,587	$1,336,137

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFC Sub-Account	IGS Sub-Account	IG1 Sub-Account
Income:
Dividend income	$3,977,108	$434,417	$145,909
Expenses:
Mortality and expense risk charges	(1,214,627)	(634,404)	(330,954)
Distribution and administration charges	(145,755)	(76,128)	(39,714)

Net investment income (loss)	2,616,726	(276,115)	(224,759)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,545,513	(627,748)	948,642
Realized gain distributions	—	2,150,905	998,633

Net realized gains (losses)	3,545,513	1,523,157	1,947,275

Net change in unrealized appreciation (depreciation)	(5,207,373)	(4,304,074)	(3,213,889)

Net realized and change in unrealized gains (losses)	(1,661,860)	(2,780,917)	(1,266,614)

Increase (decrease) in net assets from operations	$954,866	$(3,057,032)	$(1,491,373)

	MII Sub-Account	MI1 Sub-Account	MIS Sub-Account
Income:
Dividend income	$975,385	$2,535,000	$1,898,960
Expenses:
Mortality and expense risk charges	(641,232)	(2,227,372)	(4,438,479)
Distribution and administration charges	(76,948)	(267,285)	(532,618)

Net investment income (loss)	257,205	40,343	(3,072,137)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,130,656	10,333,870	23,898,281
Realized gain distributions	—	—	29,028,613

Net realized gains (losses)	1,130,656	10,333,870	52,926,894

Net change in unrealized appreciation (depreciation)	(1,411,845)	(10,708,178)	(16,573,162)

Net realized and change in unrealized gains (losses)	(281,189)	(374,308)	36,353,732

Increase (decrease) in net assets from operations	$(23,984)	$(333,965)	$33,281,595

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	M1B Sub-Account	MMS Sub-Account	MM1 Sub-Account
Income:
Dividend income	$124,157	$—	$—
Expenses:
Mortality and expense risk charges	(663,750)	(910,361)	(3,203,184)
Distribution and administration charges	(79,650)	(109,243)	(384,382)

Net investment income (loss)	(619,243)	(1,019,604)	(3,587,566)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,444,722	—	—
Realized gain distributions	3,678,811	—	—

Net realized gains (losses)	9,123,533	—	—

Net change in unrealized appreciation (depreciation)	(4,622,768)	—	—

Net realized and change in unrealized gains (losses)	4,500,765	—	—

Increase (decrease) in net assets from operations	$3,881,522	$(1,019,604)	$(3,587,566)

	NWD Sub-Account[3]	M1A Sub-Account[3]	RIS Sub-Account
Income:
Dividend income	$—	$—	$591,863
Expenses:
Mortality and expense risk charges	(513,146)	(490,799)	(421,748)
Distribution and administration charges	(61,577)	(58,896)	(50,610)

Net investment income (loss)	(574,723)	(549,695)	119,505

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,486,476	3,033,434	(871,003)
Realized gain distributions	18,158,865	15,471,683	326,951

Net realized gains (losses)	20,645,341	18,505,117	(544,052)

Net change in unrealized appreciation (depreciation)	(26,631,018)	(23,489,894)	(2,197,135)

Net realized and change in unrealized gains (losses)	(5,985,677)	(4,984,777)	(2,741,187)

Increase (decrease) in net assets from operations	$(6,560,400)	$(5,534,472)	$(2,621,682)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	RI1 Sub-Account	SIS Sub-Account	SI1 Sub-Account
Income:
Dividend income	$1,183,841	$1,225,669	$237,119
Expenses:
Mortality and expense risk charges	(1,171,066)	(487,531)	(111,167)
Distribution and administration charges	(140,528)	(58,504)	(13,340)

Net investment income (loss)	(127,753)	679,634	112,612

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,883,704	974,257	146,175
Realized gain distributions	771,813	—	—

Net realized gains (losses)	7,655,517	974,257	146,175

Net change in unrealized appreciation (depreciation)	(14,031,938)	(968,911)	(152,345)

Net realized and change in unrealized gains (losses)	(6,376,421)	5,346	(6,170)

Increase (decrease) in net assets from operations	$(6,504,174)	$684,980	$106,442

	TEC Sub-Account	TE1 Sub-Account	UTS Sub-Account[3]
Income:
Dividend income	$—	$—	$9,180,405
Expenses:
Mortality and expense risk charges	(196,648)	(20,273)	(1,254,555)
Distribution and administration charges	(23,598)	(2,433)	(150,547)

Net investment income (loss)	(220,246)	(22,706)	7,775,303

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,472,122	199,474	17,503,171
Realized gain distributions	294,351	29,064	15,007,189

Net realized gains (losses)	1,766,473	228,538	32,510,360

Net change in unrealized appreciation (depreciation)	(211,952)	(94,121)	(24,594,533)

Net realized and change in unrealized gains (losses)	1,554,521	134,417	7,915,827

Increase (decrease) in net assets from operations	$1,334,275	$111,711	$15,691,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	MFE Sub-Account[3]	MVS Sub-Account[3]	MV1 Sub-Account[3]
Income:
Dividend income	$5,307,784	$3,973,344	$5,047,077
Expenses:
Mortality and expense risk charges	(946,428)	(958,710)	(1,624,899)
Distribution and administration charges	(113,571)	(115,045)	(194,988)

Net investment income (loss)	4,247,785	2,899,589	3,227,190

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,020,840	4,345,990	27,260,569
Realized gain distributions	9,366,737	14,086,724	20,530,185

Net realized gains (losses)	22,387,577	18,432,714	47,790,754

Net change in unrealized appreciation (depreciation)	(16,620,980)	(19,365,977)	(48,526,959)

Net realized and change in unrealized gains (losses)	5,766,597	(933,263)	(736,205)

Increase (decrease) in net assets from operations	$10,014,382	$1,966,326	$2,490,985

	VSC Sub-Account	6XX Sub-Account	SC3 Sub-Account
Income:
Dividend income	$710,916	$12,238,025	$69,311
Expenses:
Mortality and expense risk charges	(1,546,476)	(11,618,238)	(51,472)
Distribution and administration charges	(185,577)	(1,394,189)	(6,177)

Net investment income (loss)	(1,021,137)	(774,402)	11,662

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19,413,491	6,524,036	285,632
Realized gain distributions	17,843,208	8,866,144	—

Net realized gains (losses)	37,256,699	15,390,180	285,632

Net change in unrealized appreciation (depreciation)	(31,288,012)	7,164,790	118,804

Net realized and change in unrealized gains (losses)	5,968,687	22,554,970	404,436

Increase (decrease) in net assets from operations	$4,947,550	$21,780,568	$416,098

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	SRE Sub-Account	8XX Sub-Account	5XX Sub-Account
Income:
Dividend income	$1,715,512	$7,604,549	$1,316,901
Expenses:
Mortality and expense risk charges	(1,534,604)	(7,980,768)	(3,148,914)
Distribution and administration charges	(184,153)	(957,692)	(377,870)

Net investment income (loss)	(3,245)	(1,333,911)	(2,209,883)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,239,500	16,032,431	(3,134,844)
Realized gain distributions	—	9,105,736	—

Net realized gains (losses)	17,239,500	25,138,167	(3,134,844)

Net change in unrealized appreciation (depreciation)	(4,434,478)	(6,317,363)	9,509,592

Net realized and change in unrealized gains (losses)	12,805,022	18,820,804	6,374,748

Increase (decrease) in net assets from operations	$12,801,777	$17,486,893	$4,164,865

	SDC Sub-Account	S15 Sub-Account	SGC Sub-Account
Income:
Dividend income	$5,218,759	$2,224,311	$455,430
Expenses:
Mortality and expense risk charges	(6,405,807)	(3,081,502)	(729,646)
Distribution and administration charges	(768,697)	(369,780)	(87,558)

Net investment income (loss)	(1,955,745)	(1,226,971)	(361,774)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,328,780	(24,363)	2,746,972
Realized gain distributions	1,614,249	829,071	5,007,022

Net realized gains (losses)	2,943,029	804,708	7,753,994

Net change in unrealized appreciation (depreciation)	(4,640,722)	(1,946,382)	(3,589,265)

Net realized and change in unrealized gains (losses)	(1,697,693)	(1,141,674)	4,164,729

Increase (decrease) in net assets from operations	$(3,653,438)	$(2,368,645)	$3,802,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	S13 Sub-Account	7XX Sub-Account	2XX Sub-Account
Income:
Dividend income	$278,166	$27,078,033	$26,469
Expenses:
Mortality and expense risk charges	(537,680)	(29,902,975)	(140,510)
Distribution and administration charges	(64,522)	(3,588,357)	(16,861)

Net investment income (loss)	(324,036)	(6,413,299)	(130,902)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	813,998	41,192,476	325,037
Realized gain distributions	3,987,865	23,704,083	1,335,338

Net realized gains (losses)	4,801,863	64,896,559	1,660,375

Net change in unrealized appreciation (depreciation)	(1,476,683)	9,177,059	(1,414,657)

Net realized and change in unrealized gains (losses)	3,325,180	74,073,618	245,718

Increase (decrease) in net assets from operations	$3,001,144	$67,660,319	$114,816

	AAW Sub-Account	VKM Sub-Account	OCA Sub-Account
Income:
Dividend income	$—	$—	$42,460
Expenses:
Mortality and expense risk charges	(50,318)	(170,556)	(359,198)
Distribution and administration charges	(6,038)	(20,467)	(43,104)

Net investment income (loss)	(56,356)	(191,023)	(359,842)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	158,926	367,934	3,371,310
Realized gain distributions	244,307	1,560,193	568,515

Net realized gains (losses)	403,233	1,928,127	3,939,825

Net change in unrealized appreciation (depreciation)	(221,654)	(1,813,733)	(651,907)

Net realized and change in unrealized gains (losses)	181,579	114,394	3,287,918

Increase (decrease) in net assets from operations	$125,223	$(76,629)	$2,928,076

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	OBV Sub-Account	OGG Sub-Account	OMG Sub-Account
Income:
Dividend income	$223,915	$260,334	$1,822,195
Expenses:
Mortality and expense risk charges	(188,090)	(448,436)	(4,829,324)
Distribution and administration charges	(22,571)	(53,812)	(579,519)

Net investment income (loss)	13,254	(241,914)	(3,586,648)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,010,197	2,344,024	37,054,448
Realized gain distributions	—	1,369,761	6,406,329

Net realized gains (losses)	1,010,197	3,713,785	43,460,777

Net change in unrealized appreciation (depreciation)	(263,789)	(3,359,456)	(14,645,331)

Net realized and change in unrealized gains (losses)	746,408	354,329	28,815,446

Increase (decrease) in net assets from operations	$759,662	$112,415	$25,228,798

	OMS Sub-Account	AAQ Sub-Account	PRA Sub-Account
Income:
Dividend income	$51,124	$—	$1,612,319
Expenses:
Mortality and expense risk charges	(127,266)	(3,830)	(485,141)
Distribution and administration charges	(15,272)	(460)	(58,217)

Net investment income (loss)	(91,414)	(4,290)	1,068,961

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,140,990	10,656	(391,425)
Realized gain distributions	1,134,708	3,700	—

Net realized gains (losses)	2,275,698	14,356	(391,425)

Net change in unrealized appreciation (depreciation)	(1,456,218)	(5,991)	(938,965)

Net realized and change in unrealized gains (losses)	819,480	8,365	(1,330,390)

Increase (decrease) in net assets from operations	$728,066	$4,075	$(261,429)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	AAP Sub-Account	BBD Sub-Account	PCR Sub-Account
Income:
Dividend income	$1,237,837	$1,549	$191,791
Expenses:
Mortality and expense risk charges	(345,539)	(7,975)	(792,056)
Distribution and administration charges	(41,465)	(957)	(95,047)

Net investment income (loss)	850,833	(7,383)	(695,312)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	67,619	(65,190)	(5,652,909)
Realized gain distributions	—	—	—

Net realized gains (losses)	67,619	(65,190)	(5,652,909)

Net change in unrealized appreciation (depreciation)	(1,221,458)	(37,409)	(3,744,104)

Net realized and change in unrealized gains (losses)	(1,153,839)	(102,599)	(9,397,013)

Increase (decrease) in net assets from operations	$(303,006)	$(109,982)	$(10,092,325)

	PMB Sub-Account	BBE Sub-Account	6TT Sub-Account
Income:
Dividend income	$1,009,898	$22,757	$16,360,457
Expenses:
Mortality and expense risk charges	(290,063)	(6,392)	(10,050,844)
Distribution and administration charges	(34,808)	(767)	(1,206,101)

Net investment income (loss)	685,027	15,598	5,103,512

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(68,481)	(3,634)	(15,411,646)
Realized gain distributions	338,216	8,233	—

Net realized gains (losses)	269,735	4,599	(15,411,646)

Net change in unrealized appreciation (depreciation)	(839,855)	(19,864)	30,917,475

Net realized and change in unrealized gains (losses)	(570,120)	(15,265)	15,505,829

Increase (decrease) in net assets from operations	$114,907	$333	$20,609,341

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

	PRR Sub-Account	PTR Sub-Account	AAR Sub-Account
Income:
Dividend income	$1,064,986	$6,105,509	$—
Expenses:
Mortality and expense risk charges	(1,128,250)	(4,316,941)	(319,544)
Distribution and administration charges	(135,390)	(518,033)	(38,345)

Net investment income (loss)	(198,654)	1,270,535	(357,889)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	778,670	2,118,996	235,549
Realized gain distributions	—	—	286,726

Net realized gains (losses)	778,670	2,118,996	522,275

Net change in unrealized appreciation (depreciation)	770,012	3,915,623	324,062

Net realized and change in unrealized gains (losses)	1,548,682	6,034,619	846,337

Increase (decrease) in net assets from operations	$1,350,028	$7,305,154	$488,448

	AAS Sub-Account	WTF Sub-Account	USC Sub-Account
Income:
Dividend income	$210,414	$—	$—
Expenses:
Mortality and expense risk charges	(199,377)	(6,947)	(1,342)
Distribution and administration charges	(23,925)	(834)	(161)

Net investment income (loss)	(12,888)	(7,781)	(1,503)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	896,047	67,037	224
Realized gain distributions	—	54,735	9,847

Net realized gains (losses)	896,047	121,772	10,071

Net change in unrealized appreciation (depreciation)	548,747	(108,196)	(6,358)

Net realized and change in unrealized gains (losses)	1,444,794	13,576	3,713

Increase (decrease) in net assets from operations	$1,431,906	$5,795	$2,210

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2014

AAL Sub-Account
Income:
Dividend income	$530,539
Expenses:
Mortality and expense risk charges	(548,600)
Distribution and administration charges	(65,832)

Net investment income (loss)	(83,893)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(212,641)
Realized gain distributions	—

Net realized gains (losses)	(212,641)

Net change in unrealized appreciation (depreciation)	1,766,754

Net realized and change in unrealized gains (losses)	1,554,113

Increase (decrease) in net assets from operations	$1,470,220

[3]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[4]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AVB Sub-Account		AAA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$488,297	$393,966	$(1,419,375)	$(993,036)
Net realized gains (losses)	12,789,448	3,504,978	6,576,169	1,419,361
Net change in unrealized appreciation/(depreciation)	(9,850,928)	4,527,560	(2,132,333)	6,934,531

Increase (decrease) in net assets from operations	3,426,817	8,426,504	3,024,461	7,360,856

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	233,634	280,627	445,073	512,501
Transfers between Sub-Accounts (including the Fixed Account), net	3,757,190	5,654,349	16,017,068	48,271,325
Withdrawals, surrenders, annuitizations and contract charges	(8,486,683)	(7,799,890)	(9,563,120)	(3,503,370)

Net accumulation activity	(4,495,859)	(1,864,914)	6,899,021	45,280,456

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(4,495,859)	(1,864,914)	6,899,021	45,280,456

Total increase (decrease) in net assets	(1,069,042)	6,561,590	9,923,482	52,641,312
Net assets at beginning of year	65,572,601	59,011,011	106,896,574	54,255,262

Net assets at end of year	$64,503,559	$65,572,601	$116,820,056	$106,896,574

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AN4 Sub-Account		IVB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(141,139)	$(85,257)	$899,111	$2,541,320
Net realized gains (losses)	366,181	200,029	3,307,411	5,395,068
Net change in unrealized appreciation/(depreciation)	(449,127)	873,062	(8,630,240)	3,944,056

Increase (decrease) in net assets from operations	(224,085)	987,834	(4,423,718)	11,880,444

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	83,668	48,786	483,614	772,533
Transfers between Sub-Accounts (including the Fixed Account), net	366,955	406,945	2,297,346	(4,727,904)
Withdrawals, surrenders, annuitizations and contract charges	(1,505,739)	(1,085,916)	(8,163,120)	(8,394,728)

Net accumulation activity	(1,055,116)	(630,185)	(5,382,160)	(12,350,099)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,055,116)	(630,185)	(5,382,160)	(12,350,099)

Total increase (decrease) in net assets	(1,279,201)	357,649	(9,805,878)	(469,655)
Net assets at beginning of year	9,149,747	8,792,098	63,128,091	63,597,746

Net assets at end of year	$7,870,546	$9,149,747	$53,322,213	$63,128,091

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAU Sub-Account		9XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(112,413)	$(67,007)	$3,304,685	$(5,069,627)
Net realized gains (losses)	1,365,888	785,315	81,106,273	53,419,036
Net change in unrealized appreciation/(depreciation)	(636,612)	773,419	(81,789,481)	45,174,332

Increase (decrease) in net assets from operations	616,863	1,491,727	2,621,477	93,523,741

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	22,219	22,964	4,752,181	3,725,468
Transfers between Sub-Accounts (including the Fixed Account), net	640,877	6,706,751	(9,873,354)	(27,871,921)
Withdrawals, surrenders, annuitizations and contract charges	(1,265,996)	(641,772)	(101,174,602)	(70,390,862)

Net accumulation activity	(602,900)	6,087,943	(106,295,775)	(94,537,315)

Annuitization Activity:
Annuitizations	—	—	14,920	16,498
Annuity payments and contract charges	(1,632)	(1,392)	(26,376)	(11,188)
Adjustments to annuity reserves	(633)	(741)	(2,258)	(2,338)

Net annuitization activity	(2,265)	(2,133)	(13,714)	2,972

Net increase (decrease) from contract owner transactions	(605,165)	6,085,810	(106,309,489)	(94,534,343)

Total increase (decrease) in net assets	11,698	7,577,537	(103,688,012)	(1,010,602)
Net assets at beginning of year	9,166,477	1,588,940	787,728,876	788,739,478

Net assets at end of year	$9,178,175	$9,166,477	$684,040,864	$787,728,876

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NMT Sub-Account		MCC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(785)	$(568)	$(1,738,876)	$(1,615,180)
Net realized gains (losses)	5,289	1,079	20,773,528	11,052,755
Net change in unrealized appreciation/(depreciation)	(1,138)	15,081	(12,064,585)	27,659,481

Increase (decrease) in net assets from operations	3,366	15,592	6,970,067	37,097,056

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,414	—	896,471	862,548
Transfers between Sub-Accounts (including the Fixed Account), net	(3,278)	(8,333)	(6,034,943)	(19,314,602)
Withdrawals, surrenders, annuitizations and contract charges	(12,980)	(1,396)	(16,985,651)	(14,444,048)

Net accumulation activity	(3,844)	(9,729)	(22,124,123)	(32,896,102)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,730)	(3,322)
Adjustments to annuity reserves	—	—	(219)	(1,205)

Net annuitization activity	—	—	(3,949)	(4,527)

Net increase (decrease) from contract owner transactions	(3,844)	(9,729)	(22,128,072)	(32,900,629)

Total increase (decrease) in net assets	(478)	5,863	(15,158,005)	4,196,427
Net assets at beginning of year	47,121	41,258	110,940,837	106,744,410

Net assets at end of year	$46,643	$47,121	$95,782,832	$110,940,837

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NNG Sub-Account		CMG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(254)	$(463)	$(519,139)	$(494,404)
Net realized gains (losses)	13,968	169	7,720,506	4,996,418
Net change in unrealized appreciation/(depreciation)	(14,282)	9,181	(4,953,072)	4,217,352

Increase (decrease) in net assets from operations	(568)	8,887	2,248,295	8,719,366

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	97,762	214,326
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,592,461	(1,191,199)
Withdrawals, surrenders, annuitizations and contract charges	(35,009)	(5)	(4,174,238)	(5,771,131)

Net accumulation activity	(35,009)	(5)	(1,484,015)	(6,748,004)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,070)	(2,605)
Adjustments to annuity reserves	—	—	(1,172)	(1,377)

Net annuitization activity	—	—	(4,242)	(3,982)

Net increase (decrease) from contract owner transactions	(35,009)	(5)	(1,488,257)	(6,751,986)

Total increase (decrease) in net assets	(35,577)	8,882	760,038	1,967,380
Net assets at beginning of year	35,578	26,696	31,284,082	29,316,702

Net assets at end of year	$1	$35,578	$32,044,120	$31,284,082

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NMI Sub-Account		CSC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(148,234)	$(127,372)	$(420)	$(230)
Net realized gains (losses)	437,782	601,280	8,014	(145)
Net change in unrealized appreciation/(depreciation)	(928,684)	1,184,396	(7,053)	6,547

Increase (decrease) in net assets from operations	(639,136)	1,658,304	541	6,172

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	63,026	63,275	12,414	—
Transfers between Sub-Accounts (including the Fixed Account), net	267,983	(725,803)	(32)	14,346
Withdrawals, surrenders, annuitizations and contract charges	(1,261,012)	(1,112,509)	(12,234)	(109)

Net accumulation activity	(930,003)	(1,775,037)	148	14,237

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(930,003)	(1,775,037)	148	14,237

Total increase (decrease) in net assets	(1,569,139)	(116,733)	689	20,409
Net assets at beginning of year	9,749,224	9,865,957	35,796	15,387

Net assets at end of year	$8,180,085	$9,749,224	$36,485	$35,796

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVB Sub-Account		FL1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(339,423)	$(274,598)	$(2,259,255)	$(2,043,632)
Net realized gains (losses)	16,712,016	8,821,865	29,801,697	28,158,554
Net change in unrealized appreciation/(depreciation)	(7,546,652)	6,966,114	(5,608,320)	33,762,988

Increase (decrease) in net assets from operations	8,825,941	15,513,381	21,934,122	59,877,910

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,044,977	430,300	1,071,877	1,178,450
Transfers between Sub-Accounts (including the Fixed Account), net	14,994,017	9,484,749	(6,530,278)	(13,333,664)
Withdrawals, surrenders, annuitizations and contract charges	(12,638,518)	(9,421,104)	(30,088,793)	(31,792,860)

Net accumulation activity	3,400,476	493,945	(35,547,194)	(43,948,074)

Annuitization Activity:
Annuitizations	—	—	—	11,693
Annuity payments and contract charges	—	—	(11,531)	(9,992)
Adjustments to annuity reserves	—	—	(2,632)	(2,461)

Net annuitization activity	—	—	(14,163)	(760)

Net increase (decrease) from contract owner transactions	3,400,476	493,945	(35,561,357)	(43,948,834)

Total increase (decrease) in net assets	12,226,417	16,007,326	(13,627,235)	15,929,076
Net assets at beginning of year	103,919,564	87,912,238	242,518,324	226,589,248

Net assets at end of year	$116,145,981	$103,919,564	$228,891,089	$242,518,324

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	F10 Sub-Account		F15 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(29,208)	$(22,718)	$(91,864)	$(77,190)
Net realized gains (losses)	402,870	490,521	2,241,368	2,222,125
Net change in unrealized appreciation/(depreciation)	(258,547)	112,744	(1,507,068)	988,561

Increase (decrease) in net assets from operations	115,115	580,547	642,436	3,133,496

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	29,268	1,154	1,081,037	70,160
Transfers between Sub-Accounts (including the Fixed Account), net	(77,329)	60,937	87,936	(403,051)
Withdrawals, surrenders, annuitizations and contract charges	(1,355,724)	(1,218,438)	(5,976,945)	(5,131,965)

Net accumulation activity	(1,403,785)	(1,156,347)	(4,807,972)	(5,464,856)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,403,785)	(1,156,347)	(4,807,972)	(5,464,856)

Total increase (decrease) in net assets	(1,288,670)	(575,800)	(4,165,536)	(2,331,360)
Net assets at beginning of year	5,112,070	5,687,870	25,834,253	28,165,613

Net assets at end of year	$3,823,400	$5,112,070	$21,668,717	$25,834,253

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	F20 Sub-Account		FVM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(117,048)	$(50,144)	$(2,496,398)	$(2,264,479)
Net realized gains (losses)	2,763,713	1,469,476	19,047,576	31,939,727
Net change in unrealized appreciation/(depreciation)	(1,640,781)	3,502,768	(10,339,311)	16,712,825

Increase (decrease) in net assets from operations	1,005,884	4,922,100	6,211,867	46,388,073

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	55,170	5,591	1,532,579	676,832
Transfers between Sub-Accounts (including the Fixed Account), net	376,499	650,396	(2,782,709)	(20,462,669)
Withdrawals, surrenders, annuitizations and contract charges	(7,412,953)	(3,508,953)	(26,014,943)	(17,978,689)

Net accumulation activity	(6,981,284)	(2,852,966)	(27,265,073)	(37,764,526)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(2,631)	(2,640)
Adjustments to annuity reserves	—	—	(188)	(1,095)

Net annuitization activity	—	—	(2,819)	(3,735)

Net increase (decrease) from contract owner transactions	(6,981,284)	(2,852,966)	(27,267,892)	(37,768,261)

Total increase (decrease) in net assets	(5,975,400)	2,069,134	(21,056,025)	8,619,812
Net assets at beginning of year	39,069,394	37,000,260	163,285,319	154,665,507

Net assets at end of year	$33,093,994	$39,069,394	$142,229,294	$163,285,319

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SGI Sub-Account		TDM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$4,360,959	$16,935	$(72,729)	$57,714
Net realized gains (losses)	49,580,266	47,763,464	3,900,282	1,405,542
Net change in unrealized appreciation/(depreciation)	(64,034,695)	2,530,363	(7,431,034)	(2,324,629)

Increase (decrease) in net assets from operations	(10,093,470)	50,310,762	(3,603,481)	(861,373)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,381,117	2,188,137	408,754	208,643
Transfers between Sub-Accounts (including the Fixed Account), net	6,070,842	(12,547,953)	3,556,727	5,422,377
Withdrawals, surrenders, annuitizations and contract charges	(54,582,190)	(48,739,411)	(7,811,268)	(5,845,266)

Net accumulation activity	(46,130,231)	(59,099,227)	(3,845,787)	(214,246)

Annuitization Activity:
Annuitizations	22,879	27,554	—	—
Annuity payments and contract charges	(7,448)	(2,222)	(705)	(777)
Adjustments to annuity reserves	(540)	(473)	73	(75)

Net annuitization activity	14,891	24,859	(632)	(852)

Net increase (decrease) from contract owner transactions	(46,115,340)	(59,074,368)	(3,846,419)	(215,098)

Total increase (decrease) in net assets	(56,208,810)	(8,763,606)	(7,449,900)	(1,076,471)
Net assets at beginning of year	456,002,716	464,766,322	43,477,768	44,554,239

Net assets at end of year	$399,793,906	$456,002,716	$36,027,868	$43,477,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FTI Sub-Account		S17 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$236,264	$1,258,955	$565,710	$5,262,746
Net realized gains (losses)	18,864,710	6,845,194	2,855,250	11,690,975
Net change in unrealized appreciation/(depreciation)	(39,083,311)	27,659,331	(2,729,291)	(7,049,113)

Increase (decrease) in net assets from operations	(19,982,337)	35,763,480	691,669	9,904,608

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,083,857	1,955,243	322,243	515,811
Transfers between Sub-Accounts (including the Fixed Account), net	14,408,874	(5,562,948)	(1,159,489)	529,888
Withdrawals, surrenders, annuitizations and contract charges	(33,622,672)	(37,981,647)	(5,461,512)	(7,915,483)

Net accumulation activity	(17,129,941)	(41,589,352)	(6,298,758)	(6,869,784)

Annuitization Activity:
Annuitizations	10,541	7,331	—	—
Annuity payments and contract charges	(12,333)	(20,786)	—	—
Adjustments to annuity reserves	1,055	(6,448)	—	—

Net annuitization activity	(737)	(19,903)	—	—

Net increase (decrease) from contract owner transactions	(17,130,678)	(41,609,255)	(6,298,758)	(6,869,784)

Total increase (decrease) in net assets	(37,113,015)	(5,845,775)	(5,607,089)	3,034,824
Net assets at beginning of year	186,410,420	192,256,195	51,560,794	48,525,970

Net assets at end of year	$149,297,405	$186,410,420	$45,953,705	$51,560,794

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAX Sub-Account		FTG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$263,469	$186,585	$(100,793)	$334,377
Net realized gains (losses)	(102,149)	47,775	3,344,430	3,123,665
Net change in unrealized appreciation/(depreciation)	(161,098)	(275,145)	(4,551,602)	4,866,395

Increase (decrease) in net assets from operations	222	(40,785)	(1,307,965)	8,324,437

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,044	143,632	386,495	172,734
Transfers between Sub-Accounts (including the Fixed Account), net	987,270	5,233,980	2,814,318	(936,246)
Withdrawals, surrenders, annuitizations and contract charges	(1,021,986)	(1,186,992)	(6,173,449)	(5,192,098)

Net accumulation activity	12,328	4,190,620	(2,972,636)	(5,955,610)

Annuitization Activity:
Annuitizations	—	—	22,832	—
Annuity payments and contract charges	—	—	(3,176)	—
Adjustments to annuity reserves	—	—	(213)	—

Net annuitization activity	—	—	19,443	—

Net increase (decrease) from contract owner transactions	12,328	4,190,620	(2,953,193)	(5,955,610)

Total increase (decrease) in net assets	12,550	4,149,835	(4,261,158)	2,368,827
Net assets at beginning of year	8,275,057	4,125,222	34,020,697	31,651,870

Net assets at end of year	$8,287,607	$8,275,057	$29,759,539	$34,020,697

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	ISC Sub-Account		AAZ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,954,709	$5,584,359	$102,953	$136,316
Net realized gains (losses)	4,241,413	5,529,571	72,737	52,673
Net change in unrealized appreciation/(depreciation)	(4,613,362)	2,574,683	(88,332)	127,949

Increase (decrease) in net assets from operations	3,582,760	13,688,613	87,358	316,938

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	892,086	909,479	59,938	460,614
Transfers between Sub-Accounts (including the Fixed Account), net	8,491,046	(1,165,202)	199,978	(155,367)
Withdrawals, surrenders, annuitizations and contract charges	(18,498,558)	(15,921,895)	(241,349)	(142,112)

Net accumulation activity	(9,115,426)	(16,177,618)	18,567	163,135

Annuitization Activity:
Annuitizations	28,993	12,250	—	—
Annuity payments and contract charges	(19,474)	(12,686)	—	—
Adjustments to annuity reserves	(939)	(819)	—	—

Net annuitization activity	8,580	(1,255)	—	—

Net increase (decrease) from contract owner transactions	(9,106,846)	(16,178,873)	18,567	163,135

Total increase (decrease) in net assets	(5,524,086)	(2,490,260)	105,925	480,073
Net assets at beginning of year	118,825,574	121,315,834	2,995,129	2,515,056

Net assets at end of year	$113,301,488	$118,825,574	$3,101,054	$2,995,129

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FMS Sub-Account		BBC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$689,840	$919,304	$1,540	$872
Net realized gains (losses)	23,739,354	23,497,932	16,237	12,994
Net change in unrealized appreciation/(depreciation)	(11,918,763)	32,157,285	(4,092)	27,815

Increase (decrease) in net assets from operations	12,510,431	56,574,521	13,685	41,681

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,242,840	1,126,867	(31)	—
Transfers between Sub-Accounts (including the Fixed Account), net	(5,524,050)	(20,153,341)	93,041	21,432
Withdrawals, surrenders, annuitizations and contract charges	(32,070,157)	(34,169,549)	(7,470)	(3,083)

Net accumulation activity	(36,351,367)	(53,196,023)	85,540	18,349

Annuitization Activity:
Annuitizations	28,327	13,496	—	—
Annuity payments and contract charges	(6,565)	(2,380)	—	—
Adjustments to annuity reserves	(731)	(704)	—	—

Net annuitization activity	21,031	10,412	—	—

Net increase (decrease) from contract owner transactions	(36,330,336)	(53,185,611)	85,540	18,349

Total increase (decrease) in net assets	(23,819,905)	3,388,910	99,225	60,030
Net assets at beginning of year	241,465,876	238,076,966	205,905	145,875

Net assets at end of year	$217,645,971	$241,465,876	$305,130	$205,905

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FVS Sub-Account		BBA Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(461,788)	$(184,929)	$(9,966)	$(3,346)
Net realized gains (losses)	7,555,459	6,124,212	97,831	52,314
Net change in unrealized appreciation/(depreciation)	(7,665,923)	6,850,201	(95,154)	168,788

Increase (decrease) in net assets from operations	(572,252)	12,789,484	(7,289)	217,756

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	388,673	332,375	7,562	566
Transfers between Sub-Accounts (including the Fixed Account), net	1,377,104	879,628	109,249	15,530
Withdrawals, surrenders, annuitizations and contract charges	(7,334,103)	(6,181,974)	(18,279)	(11,142)

Net accumulation activity	(5,568,326)	(4,969,971)	98,532	4,954

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(1,914)	—	—
Adjustments to annuity reserves	—	2,206	—	—

Net annuitization activity	—	292	—	—

Net increase (decrease) from contract owner transactions	(5,568,326)	(4,969,679)	98,532	4,954

Total increase (decrease) in net assets	(6,140,578)	7,819,805	91,243	222,710
Net assets at beginning of year	47,194,557	39,374,752	865,842	643,132

Net assets at end of year	$41,053,979	$47,194,557	$957,085	$865,842

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SIC Sub-Account		BBB Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,408,585	$1,544,428	$22,668	$20,513
Net realized gains (losses)	352,967	667,271	5,125	7,414
Net change in unrealized appreciation/(depreciation)	(1,627,856)	(1,698,773)	(25,411)	(18,972)

Increase (decrease) in net assets from operations	133,696	512,926	2,382	8,955

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	412,063	582,705	4,200	10,976
Transfers between Sub-Accounts (including the Fixed Account), net	1,035,649	1,661,262	(10,577)	148,564
Withdrawals, surrenders, annuitizations and contract charges	(4,743,497)	(5,619,477)	(17,441)	(46,217)

Net accumulation activity	(3,295,785)	(3,375,510)	(23,818)	113,323

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,295,785)	(3,375,510)	(23,818)	113,323

Total increase (decrease) in net assets	(3,162,089)	(2,862,584)	(21,436)	122,278
Net assets at beginning of year	32,166,899	35,029,483	500,863	378,585

Net assets at end of year	$29,004,810	$32,166,899	$479,427	$500,863

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HBF Sub-Account[3]		HVD Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$348,728	$45,530	$93,692	$62,542
Net realized gains (losses)	2,460,073	805,250	725,177	412,800
Net change in unrealized appreciation/(depreciation)	(2,764,080)	1,142,166	(522,691)	303,727

Increase (decrease) in net assets from operations	44,721	1,992,946	296,178	779,069

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,621	110,372	921	1,016
Transfers between Sub-Accounts (including the Fixed Account), net	(14,333,480)	(1,963,694)	(1,351,434)	(46,852)
Withdrawals, surrenders, annuitizations and contract charges	(695,650)	(1,737,121)	(329,446)	(653,145)

Net accumulation activity	(15,026,509)	(3,590,443)	(1,679,959)	(698,981)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(15,026,509)	(3,590,443)	(1,679,959)	(698,981)

Total increase (decrease) in net assets	(14,981,788)	(1,597,497)	(1,383,781)	80,088
Net assets at beginning of year	14,981,788	16,579,285	4,608,325	4,528,237

Net assets at end of year	$—	$14,981,788	$3,224,544	$4,608,325

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HVG Sub-Account[3]		HVI Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(3,046)	$(5,045)	$35,503	$21,965
Net realized gains (losses)	262,158	90,866	284,933	167,998
Net change in unrealized appreciation/(depreciation)	(273,956)	152,446	(278,547)	15,756

Increase (decrease) in net assets from operations	(14,844)	238,267	41,889	205,719

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	72	640	34	5,880
Transfers between Sub-Accounts (including the Fixed Account), net	(808,563)	(156,820)	(938,816)	(75,743)
Withdrawals, surrenders, annuitizations and contract charges	(7,509)	(99,755)	(35,678)	(265,674)

Net accumulation activity	(816,000)	(255,935)	(974,460)	(335,537)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(816,000)	(255,935)	(974,460)	(335,537)

Total increase (decrease) in net assets	(830,844)	(17,668)	(932,571)	(129,818)
Net assets at beginning of year	830,844	848,512	932,571	1,062,389

Net assets at end of year	$—	$830,844	$—	$932,571

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HVE Sub-Account		HVM Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(2,520)	$(13,959)	$—	$914
Net realized gains (losses)	600,150	273,826	—	24,099
Net change in unrealized appreciation/(depreciation)	(847,540)	680,035	—	(15,488)

Increase (decrease) in net assets from operations	(249,910)	939,902	—	9,525

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	425	4,253	—	1
Transfers between Sub-Accounts (including the Fixed Account), net	(2,008,213)	(556,140)	—	(92,215)
Withdrawals, surrenders, annuitizations and contract charges	(369,975)	(610,508)	—	(232)

Net accumulation activity	(2,377,763)	(1,162,395)	—	(92,446)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,377,763)	(1,162,395)	—	(92,446)

Total increase (decrease) in net assets	(2,627,673)	(222,493)	—	(82,921)
Net assets at beginning of year	4,749,934	4,972,427	—	82,921

Net assets at end of year	$2,122,261	$4,749,934	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HVC Sub-Account[3]		HVS Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(2,826)	$(15,386)	$227,674	$85,190
Net realized gains (losses)	412,770	348,809	(403,726)	38,811
Net change in unrealized appreciation/(depreciation)	(401,035)	118,520	220,950	(396,141)

Increase (decrease) in net assets from operations	8,909	451,943	44,898	(272,140)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	66	1,204	1,502	100,764
Transfers between Sub-Accounts (including the Fixed Account), net	(1,501,758)	(227,480)	(8,002,405)	340,773
Withdrawals, surrenders, annuitizations and contract charges	(114,158)	(309,503)	(262,729)	(820,158)

Net accumulation activity	(1,615,850)	(535,779)	(8,263,632)	(378,621)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,615,850)	(535,779)	(8,263,632)	(378,621)

Total increase (decrease) in net assets	(1,606,941)	(83,836)	(8,218,734)	(650,761)
Net assets at beginning of year	1,606,941	1,690,777	8,218,734	8,869,495

Net assets at end of year	$—	$1,606,941	$—	$8,218,734

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HRS Sub-Account[3]		HVR Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$44,295	$(14,917)	$(4,374)	$(12,323)
Net realized gains (losses)	207,068	112,060	273,916	205,037
Net change in unrealized appreciation/(depreciation)	(187,444)	79,805	(279,865)	98,362

Increase (decrease) in net assets from operations	63,919	176,948	(10,323)	291,076

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	87	—	54	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,246,995)	(89,970)	(1,386,741)	(150,388)
Withdrawals, surrenders, annuitizations and contract charges	(147,641)	(213,781)	(45,544)	(92,824)

Net accumulation activity	(2,394,549)	(303,751)	(1,432,231)	(243,212)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,394,549)	(303,751)	(1,432,231)	(243,212)

Total increase (decrease) in net assets	(2,330,630)	(126,803)	(1,442,554)	47,864
Net assets at beginning of year	2,330,630	2,457,433	1,442,554	1,394,690

Net assets at end of year	$—	$2,330,630	$—	$1,442,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HSS Sub-Account		VKC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(46,072)	$(65,157)	$(173,138)	$(93,963)
Net realized gains (losses)	1,291,671	756,049	1,927,616	972,308
Net change in unrealized appreciation/(depreciation)	(1,445,066)	703,423	(871,919)	1,439,732

Increase (decrease) in net assets from operations	(199,467)	1,394,315	882,559	2,318,077

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	275	4,923	30,655	100,178
Transfers between Sub-Accounts (including the Fixed Account), net	(808,097)	(747,605)	1,018,550	3,770,324
Withdrawals, surrenders, annuitizations and contract charges	(456,959)	(599,769)	(1,492,481)	(896,380)

Net accumulation activity	(1,264,781)	(1,342,451)	(443,276)	2,974,122

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,264,781)	(1,342,451)	(443,276)	2,974,122

Total increase (decrease) in net assets	(1,464,248)	51,864	439,283	5,292,199
Net assets at beginning of year	5,154,845	5,102,981	11,412,161	6,119,962

Net assets at end of year	$3,690,597	$5,154,845	$11,851,444	$11,412,161

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VLC Sub-Account		VKU Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(247,196)	$(66,717)	$(18,634)	$49,898
Net realized gains (losses)	4,351,174	3,804,837	11,702,853	3,182,923
Net change in unrealized appreciation/(depreciation)	(1,262,087)	5,653,647	(3,800,759)	12,250,499

Increase (decrease) in net assets from operations	2,841,891	9,391,767	7,883,460	15,483,320

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	276,972	212,078	434,142	441,064
Transfers between Sub-Accounts (including the Fixed Account), net	4,335,491	9,987,374	21,976,167	34,380,361
Withdrawals, surrenders, annuitizations and contract charges	(5,940,353)	(4,660,050)	(10,483,462)	(6,064,914)

Net accumulation activity	(1,327,890)	5,539,402	11,926,847	28,756,511

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,327,890)	5,539,402	11,926,847	28,756,511

Total increase (decrease) in net assets	1,514,001	14,931,169	19,810,307	44,239,831
Net assets at beginning of year	39,678,147	24,746,978	101,917,116	57,677,285

Net assets at end of year	$41,192,148	$39,678,147	$121,727,423	$101,917,116

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AI8 Sub-Account		AAY Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(2,449)	$(3,896)	$599,295	$385,616
Net realized gains (losses)	82,645	26,118	(361,315)	(212,419)
Net change in unrealized appreciation/(depreciation)	(107,894)	120,964	591,789	(729,964)

Increase (decrease) in net assets from operations	(27,698)	143,186	829,769	(556,767)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,733	1,077	327,163	381,213
Transfers between Sub-Accounts (including the Fixed Account), net	888,734	1,010,100	13,615,587	16,635,025
Withdrawals, surrenders, annuitizations and contract charges	(171,817)	(75,241)	(2,577,269)	(1,627,592)

Net accumulation activity	725,650	935,936	11,365,481	15,388,646

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	725,650	935,936	11,365,481	15,388,646

Total increase (decrease) in net assets	697,952	1,079,122	12,195,250	14,831,879
Net assets at beginning of year	1,265,384	186,262	23,724,644	8,892,765

Net assets at end of year	$1,963,336	$1,265,384	$35,919,894	$23,724,644

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAM Sub-Account		LRE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(63,178)	$(10,435)	$14,653	$(170,782)
Net realized gains (losses)	410,920	387,777	770,523	1,523,972
Net change in unrealized appreciation/(depreciation)	774,081	790,127	(3,344,269)	(2,794,756)

Increase (decrease) in net assets from operations	1,121,823	1,167,469	(2,559,093)	(1,441,566)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	21,737	2,291	306,347	408,449
Transfers between Sub-Accounts (including the Fixed Account), net	7,825,598	3,092,397	1,966,248	6,086,415
Withdrawals, surrenders, annuitizations and contract charges	(705,207)	(249,047)	(8,352,023)	(6,327,205)

Net accumulation activity	7,142,128	2,845,641	(6,079,428)	167,659

Annuitization Activity:
Annuitizations	—	—	—	3,192
Annuity payments and contract charges	—	—	(199)	(98)
Adjustments to annuity reserves	—	—	(42)	(64)

Net annuitization activity	—	—	(241)	3,030

Net increase (decrease) from contract owner transactions	7,142,128	2,845,641	(6,079,669)	170,689

Total increase (decrease) in net assets	8,263,951	4,013,110	(8,638,762)	(1,270,877)
Net assets at beginning of year	5,212,710	1,199,600	60,059,241	61,330,118

Net assets at end of year	$13,476,661	$5,212,710	$51,420,479	$60,059,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	LA9 Sub-Account		LAV Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(659,285)	$(695,270)	$(689,085)	$(733,799)
Net realized gains (losses)	7,263,762	9,543,810	12,223,209	11,448,925
Net change in unrealized appreciation/(depreciation)	(5,055,937)	3,142,969	(8,862,261)	3,570,808

Increase (decrease) in net assets from operations	1,548,540	11,991,509	2,671,863	14,285,934

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	298,164	274,864	217,077	559,561
Transfers between Sub-Accounts (including the Fixed Account), net	(569,661)	(4,519,247)	(1,777,332)	6,180,923
Withdrawals, surrenders, annuitizations and contract charges	(6,948,472)	(6,990,773)	(7,429,732)	(6,494,069)

Net accumulation activity	(7,219,969)	(11,235,156)	(8,989,987)	246,415

Annuitization Activity:
Annuitizations	—	—	—	6,204
Annuity payments and contract charges	(4,217)	(2,521)	(414)	(194)
Adjustments to annuity reserves	48	(424)	(114)	(135)

Net annuitization activity	(4,169)	(2,945)	(528)	5,875

Net increase (decrease) from contract owner transactions	(7,224,138)	(11,238,101)	(8,990,515)	252,290

Total increase (decrease) in net assets	(5,675,598)	753,408	(6,318,652)	14,538,224
Net assets at beginning of year	40,883,716	40,130,308	56,663,879	42,125,655

Net assets at end of year	$35,208,118	$40,883,716	$50,345,227	$56,663,879

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGC Sub-Account[6]		GGE Sub-Account[6]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,023,529	$5,543,151	$71,784	$5,959,245
Net realized gains (losses)	16,345,842	473,391	23,734,438	712,266
Net change in unrealized appreciation/(depreciation)	11,261,699	24,826,971	10,429,553	32,324,726

Increase (decrease) in net assets from operations	29,631,070	30,843,513	34,235,775	38,996,237

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,109,105	4,055,109	5,868,471	2,384,972
Transfers between Sub-Accounts (including the Fixed Account), net	(1,094,228)	438,485,162	(5,861,752)	579,019,905
Withdrawals, surrenders, annuitizations and contract charges	(56,624,204)	(23,518,597)	(102,462,509)	(38,196,053)

Net accumulation activity	(50,609,327)	419,021,674	(102,455,790)	543,208,824

Annuitization Activity:
Annuitizations	569,036	45,516	44,506	7,190
Annuity payments and contract charges	(692,828)	(242,124)	(38,237)	(5,900)
Adjustments to annuity reserves	(8,582)	(282,852)	855	(8,044)

Net annuitization activity	(132,374)	(479,460)	7,124	(6,754)

Net increase (decrease) from contract owner transactions	(50,741,701)	418,542,214	(102,448,666)	543,202,070

Total increase (decrease) in net assets	(21,110,631)	449,385,727	(68,212,891)	582,198,307
Net assets at beginning of year	449,385,727	—	582,198,307	—

Net assets at end of year	$428,275,096	$449,385,727	$513,985,416	$582,198,307

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFL Sub-Account		TEG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,889,060)	$(1,627,663)	$(345,728)	$(278,111)
Net realized gains (losses)	16,011,210	4,663,394	2,788,871	1,149,209
Net change in unrealized appreciation/(depreciation)	(4,011,623)	38,324,639	(1,037,334)	4,528,837

Increase (decrease) in net assets from operations	10,110,527	41,360,370	1,405,809	5,399,935

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,001,191	1,744,271	65,188	217,447
Transfers between Sub-Accounts (including the Fixed Account), net	(2,258,549)	(3,137,135)	2,081,767	9,933
Withdrawals, surrenders, annuitizations and contract charges	(17,711,800)	(16,127,423)	(2,360,293)	(2,775,072)

Net accumulation activity	(17,969,158)	(17,520,287)	(213,338)	(2,547,692)

Annuitization Activity:
Annuitizations	28,839	66,800	4,352	—
Annuity payments and contract charges	(117,153)	(102,743)	(3,597)	(2,677)
Adjustments to annuity reserves	(18,162)	(113,829)	(147)	403

Net annuitization activity	(106,476)	(149,772)	608	(2,274)

Net increase (decrease) from contract owner transactions	(18,075,634)	(17,670,059)	(212,730)	(2,549,966)

Total increase (decrease) in net assets	(7,965,107)	23,690,311	1,193,079	2,849,969
Net assets at beginning of year	150,048,532	126,358,221	20,199,476	17,349,507

Net assets at end of year	$142,083,425	$150,048,532	$21,392,555	$20,199,476

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFJ Sub-Account		FFK Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(348,397)	$(320,563)	$(698,512)	$(714,142)
Net realized gains (losses)	3,912,341	869,937	7,690,575	2,557,701
Net change in unrealized appreciation/(depreciation)	(1,889,383)	6,178,058	(4,289,624)	11,057,386

Increase (decrease) in net assets from operations	1,674,561	6,727,432	2,702,439	12,900,945

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	243,979	330,641	660,600	580,124
Transfers between Sub-Accounts (including the Fixed Account), net	109,799	1,240,620	(771,702)	(5,140,623)
Withdrawals, surrenders, annuitizations and contract charges	(2,633,791)	(2,539,900)	(5,956,042)	(6,225,298)

Net accumulation activity	(2,280,013)	(968,639)	(6,067,144)	(10,785,797)

Annuitization Activity:
Annuitizations	10,204	—	—	—
Annuity payments and contract charges	(11,448)	(7,958)	(867)	(860)
Adjustments to annuity reserves	1,126	2,717	(229)	1,166

Net annuitization activity	(118)	(5,241)	(1,096)	306

Net increase (decrease) from contract owner transactions	(2,280,131)	(973,880)	(6,068,240)	(10,785,491)

Total increase (decrease) in net assets	(605,570)	5,753,552	(3,365,801)	2,115,454
Net assets at beginning of year	24,799,452	19,045,900	43,834,880	41,719,426

Net assets at end of year	$24,193,882	$24,799,452	$40,469,079	$43,834,880

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFS Sub-Account[4]		TND Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(343,122)	$—	$(593,619)	$(259,133)
Net realized gains (losses)	11,802,631	—	14,835,511	1,232,272
Net change in unrealized appreciation/(depreciation)	(10,897,317)	—	(15,543,452)	4,158,655

Increase (decrease) in net assets from operations	562,192	—	(1,301,560)	5,131,794

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	272,902	—	452,106	135,207
Transfers between Sub-Accounts (including the Fixed Account), net	60,652,427	—	51,076,108	1,450,898
Withdrawals, surrenders, annuitizations and contract charges	(2,441,082)	—	(5,728,894)	(1,689,669)

Net accumulation activity	58,484,247	—	45,799,320	(103,564)

Annuitization Activity:
Annuitizations	—	—	2,932	—
Annuity payments and contract charges	(3,611)	—	(5,944)	(2,198)
Adjustments to annuity reserves	(476)	—	(1,526)	(87)

Net annuitization activity	(4,087)	—	(4,538)	(2,285)

Net increase (decrease) from contract owner transactions	58,480,160	—	45,794,782	(105,849)

Total increase (decrease) in net assets	59,042,352	—	44,493,222	5,025,945
Net assets at beginning of year	—	—	18,296,470	13,270,525

Net assets at end of year	$59,042,352	$—	$62,789,692	$18,296,470

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAN Sub-Account		FFN Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$8,152,464	$(4,607,597)	$(2,240,872)	$(3,055,231)
Net realized gains (losses)	(563,133)	403,276	26,359,211	10,178,162
Net change in unrealized appreciation/(depreciation)	21,975,825	(20,956,209)	(8,441,209)	50,650,097

Increase (decrease) in net assets from operations	29,565,156	(25,160,530)	15,677,130	57,773,028

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,905,473	3,700,543	875,861	793,739
Transfers between Sub-Accounts (including the Fixed Account), net	(9,138,192)	(31,958,072)	(10,862,804)	(28,772,638)
Withdrawals, surrenders, annuitizations and contract charges	(82,014,814)	(75,226,163)	(27,897,880)	(32,028,510)

Net accumulation activity	(87,247,533)	(103,483,692)	(37,884,823)	(60,007,409)

Annuitization Activity:
Annuitizations	—	19,845	—	5,602
Annuity payments and contract charges	(11,702)	(10,890)	(4,064)	(3,366)
Adjustments to annuity reserves	(2,573)	(11,010)	91	29

Net annuitization activity	(14,275)	(2,055)	(3,973)	2,265

Net increase (decrease) from contract owner transactions	(87,261,808)	(103,485,747)	(37,888,796)	(60,005,144)

Total increase (decrease) in net assets	(57,696,652)	(128,646,277)	(22,211,666)	(2,232,116)
Net assets at beginning of year	779,097,934	907,744,211	217,583,373	219,815,489

Net assets at end of year	$721,401,282	$779,097,934	$195,371,707	$217,583,373

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NNB Sub-Account[4]		NNC Sub-Account[4]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,458,568	$—	$1,275,275	$—
Net realized gains (losses)	5,637,055	—	3,347,966	—
Net change in unrealized appreciation/(depreciation)	(6,063,936)	—	(3,613,660)	—

Increase (decrease) in net assets from operations	2,031,687	—	1,009,581	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	773,989	—	397,069	—
Transfers between Sub-Accounts (including the Fixed Account), net	161,712,810	—	102,366,742	—
Withdrawals, surrenders, annuitizations and contract charges	(7,005,286)	—	(6,755,297)	—

Net accumulation activity	155,481,513	—	96,008,514	—

Annuitization Activity:
Annuitizations	61,515	—	—	—
Annuity payments and contract charges	(159,793)	—	—	—
Adjustments to annuity reserves	(60,651)	—	—	—

Net annuitization activity	(158,929)	—	—	—

Net increase (decrease) from contract owner transactions	155,322,584	—	96,008,514	—

Total increase (decrease) in net assets	157,354,271	—	97,018,095	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$157,354,271	$—	$97,018,095	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	FFO Sub-Account		FFP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$568,130	$(1,599,410)	$1,162,472	$(90,687)
Net realized gains (losses)	30,226,316	13,165,421	9,183,391	789,436
Net change in unrealized appreciation/(depreciation)	(2,732,105)	66,721,787	2,204,007	3,223,454

Increase (decrease) in net assets from operations	28,062,341	78,287,798	12,549,870	3,922,203

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,401,586	2,296,650	891,670	26,539
Transfers between Sub-Accounts (including the Fixed Account), net	101,748,293	(30,926,410)	165,921,796	(1,651,129)
Withdrawals, surrenders, annuitizations and contract charges	(55,290,729)	(44,308,472)	(11,082,245)	(1,475,663)

Net accumulation activity	50,859,150	(72,938,232)	155,731,221	(3,100,253)

Annuitization Activity:
Annuitizations	60,711	21,536	—	—
Annuity payments and contract charges	(62,929)	(23,231)	(2,365)	—
Adjustments to annuity reserves	(99,305)	(6,110)	(2,015)	—

Net annuitization activity	(101,523)	(7,805)	(4,380)	—

Net increase (decrease) from contract owner transactions	50,757,627	(72,946,037)	155,726,841	(3,100,253)

Total increase (decrease) in net assets	78,819,968	5,341,761	168,276,711	821,950
Net assets at beginning of year	269,468,965	264,127,204	13,784,206	12,962,256

Net assets at end of year	$348,288,933	$269,468,965	$182,060,917	$13,784,206

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MIT Sub-Account		MFL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$792,281	$1,912,095	$(380,926)	$3,820
Net realized gains (losses)	23,111,511	17,335,109	13,155,198	7,742,467
Net change in unrealized appreciation/(depreciation)	10,321,624	72,996,931	(1,819,525)	28,108,779

Increase (decrease) in net assets from operations	34,225,416	92,244,135	10,954,747	35,855,066

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,042,586	5,316,240	1,333,349	1,289,681
Transfers between Sub-Accounts (including the Fixed Account), net	(3,622,062)	(6,600,010)	(7,394,614)	(13,944,829)
Withdrawals, surrenders, annuitizations and contract charges	(42,964,086)	(39,585,523)	(21,451,173)	(23,297,776)

Net accumulation activity	(40,543,562)	(40,869,293)	(27,512,438)	(35,952,924)

Annuitization Activity:
Annuitizations	567,995	161,246	34,332	—
Annuity payments and contract charges	(324,203)	(283,282)	(8,808)	(11,237)
Adjustments to annuity reserves	(177,365)	(442,851)	(286)	(4,132)

Net annuitization activity	66,427	(564,887)	25,238	(15,369)

Net increase (decrease) from contract owner transactions	(40,477,135)	(41,434,180)	(27,487,200)	(35,968,293)

Total increase (decrease) in net assets	(6,251,719)	50,809,955	(16,532,453)	(113,227)
Net assets at beginning of year	335,078,758	284,268,803	121,852,464	121,965,691

Net assets at end of year	$328,827,039	$335,078,758	$105,320,011	$121,852,464

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	BDS Sub-Account		MF7 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,725,880	$2,253,158	$3,604,738	$4,257,160
Net realized gains (losses)	2,623,993	5,678,529	1,798,494	6,681,349
Net change in unrealized appreciation/(depreciation)	(1,214,922)	(9,502,108)	1,511,819	(14,868,107)

Increase (decrease) in net assets from operations	3,134,951	(1,570,421)	6,915,051	(3,929,598)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,125,853	1,978,498	1,195,992	2,504,743
Transfers between Sub-Accounts (including the Fixed Account), net	2,592,285	(5,617,288)	16,929,133	36,582,821
Withdrawals, surrenders, annuitizations and contract charges	(10,004,679)	(13,242,407)	(26,055,884)	(23,420,069)

Net accumulation activity	(6,286,541)	(16,881,197)	(7,930,759)	15,667,495

Annuitization Activity:
Annuitizations	40,205	22,711	—	17,306
Annuity payments and contract charges	(48,444)	(55,396)	(1,116)	(975)
Adjustments to annuity reserves	(44,170)	(29,292)	(284)	(290)

Net annuitization activity	(52,409)	(61,977)	(1,400)	16,041

Net increase (decrease) from contract owner transactions	(6,338,950)	(16,943,174)	(7,932,159)	15,683,536

Total increase (decrease) in net assets	(3,203,999)	(18,513,595)	(1,017,108)	11,753,938
Net assets at beginning of year	74,837,112	93,350,707	178,270,189	166,516,251

Net assets at end of year	$71,633,113	$74,837,112	$177,253,081	$178,270,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RGS Sub-Account		RG1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(725,524)	$(482,349)	$(520,471)	$(410,815)
Net realized gains (losses)	6,583,179	2,041,557	6,136,078	5,158,867
Net change in unrealized appreciation/(depreciation)	4,687,212	28,241,500	(1,533,942)	7,646,574

Increase (decrease) in net assets from operations	10,544,867	29,800,708	4,081,665	12,394,626

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,315,559	1,591,894	716,309	212,965
Transfers between Sub-Accounts (including the Fixed Account), net	385,330	(60,943)	1,544,438	2,397,162
Withdrawals, surrenders, annuitizations and contract charges	(14,149,592)	(12,167,271)	(8,530,828)	(6,586,203)

Net accumulation activity	(11,448,703)	(10,636,320)	(6,270,081)	(3,976,076)

Annuitization Activity:
Annuitizations	200,184	93,787	46,668	—
Annuity payments and contract charges	(75,303)	(38,347)	(2,719)	—
Adjustments to annuity reserves	(17,613)	(60,270)	(299)	—

Net annuitization activity	107,268	(4,830)	43,650	—

Net increase (decrease) from contract owner transactions	(11,341,435)	(10,641,150)	(6,226,431)	(3,976,076)

Total increase (decrease) in net assets	(796,568)	19,159,558	(2,144,766)	8,418,550
Net assets at beginning of year	114,679,328	95,519,770	48,214,531	39,795,981

Net assets at end of year	$113,882,760	$114,679,328	$46,069,765	$48,214,531

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	EME Sub-Account		EM1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(216,443)	$40,092	$(346,393)	$(75,350)
Net realized gains (losses)	958,630	(527,085)	(907,480)	(403,919)
Net change in unrealized appreciation/(depreciation)	(2,822,414)	(1,848,972)	(916,231)	(1,718,244)

Increase (decrease) in net assets from operations	(2,080,227)	(2,335,965)	(2,170,104)	(2,197,513)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	472,500	563,376	164,776	222,142
Transfers between Sub-Accounts (including the Fixed Account), net	(1,666,423)	99,743	1,517,133	1,574,359
Withdrawals, surrenders, annuitizations and contract charges	(3,052,389)	(3,548,785)	(3,834,114)	(3,294,550)

Net accumulation activity	(4,246,312)	(2,885,666)	(2,152,205)	(1,498,049)

Annuitization Activity:
Annuitizations	31,990	—	—	—
Annuity payments and contract charges	(27,334)	(31,330)	(1,397)	(1,495)
Adjustments to annuity reserves	(4,969)	10,634	(33)	(63)

Net annuitization activity	(313)	(20,696)	(1,430)	(1,558)

Net increase (decrease) from contract owner transactions	(4,246,625)	(2,906,362)	(2,153,635)	(1,499,607)

Total increase (decrease) in net assets	(6,326,852)	(5,242,327)	(4,323,739)	(3,697,120)
Net assets at beginning of year	30,332,889	35,575,216	29,856,169	33,553,289

Net assets at end of year	$24,006,037	$30,332,889	$25,532,430	$29,856,169

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGS Sub-Account		GG1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(147,407)	$(284,413)	$(29,776)	$(44,832)
Net realized gains (losses)	21,636	(80,953)	(20,703)	(1,685)
Net change in unrealized appreciation/(depreciation)	91,896	(1,078,169)	28,023	(132,768)

Increase (decrease) in net assets from operations	(33,875)	(1,443,535)	(22,456)	(179,285)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	162,156	152,210	51,014	58,656
Transfers between Sub-Accounts (including the Fixed Account), net	(325,704)	(393,493)	(451,665)	830,643
Withdrawals, surrenders, annuitizations and contract charges	(2,954,806)	(3,468,883)	(303,652)	(422,512)

Net accumulation activity	(3,118,354)	(3,710,166)	(704,303)	466,787

Annuitization Activity:
Annuitizations	97,464	—	—	—
Annuity payments and contract charges	(14,149)	(8,919)	(1,264)	(1,305)
Adjustments to annuity reserves	(19,186)	(4,196)	(42)	(55)

Net annuitization activity	64,129	(13,115)	(1,306)	(1,360)

Net increase (decrease) from contract owner transactions	(3,054,225)	(3,723,281)	(705,609)	465,427

Total increase (decrease) in net assets	(3,088,100)	(5,166,816)	(728,065)	286,142
Net assets at beginning of year	17,862,748	23,029,564	2,532,443	2,246,301

Net assets at end of year	$14,774,648	$17,862,748	$1,804,378	$2,532,443

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GGR Sub-Account		GG2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(493,625)	$(413,958)	$(36,291)	$(38,117)
Net realized gains (losses)	3,660,389	3,722,435	214,790	261,251
Net change in unrealized appreciation/(depreciation)	(1,636,924)	6,723,086	(159,578)	316,209

Increase (decrease) in net assets from operations	1,529,840	10,031,563	18,921	539,343

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	297,015	630,015	25,231	6,333
Transfers between Sub-Accounts (including the Fixed Account), net	(904,150)	(592,792)	(817,753)	641,780
Withdrawals, surrenders, annuitizations and contract charges	(5,482,315)	(7,257,020)	(461,442)	(729,752)

Net accumulation activity	(6,089,450)	(7,219,797)	(1,253,964)	(81,639)

Annuitization Activity:
Annuitizations	33,574	—	—	—
Annuity payments and contract charges	(46,657)	(47,952)	—	(1,611)
Adjustments to annuity reserves	(12,043)	(65,472)	—	1,930

Net annuitization activity	(25,126)	(113,424)	—	319

Net increase (decrease) from contract owner transactions	(6,114,576)	(7,333,221)	(1,253,964)	(81,320)

Total increase (decrease) in net assets	(4,584,736)	2,698,342	(1,235,043)	458,023
Net assets at beginning of year	57,215,898	54,517,556	3,534,222	3,076,199

Net assets at end of year	$52,631,162	$57,215,898	$2,299,179	$3,534,222

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RES Sub-Account		RE1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(384,579)	$187,627	$(74,108)	$(36,672)
Net realized gains (losses)	6,121,122	4,922,451	867,462	1,810,878
Net change in unrealized appreciation/(depreciation)	(4,538,096)	18,341,571	(739,771)	347,323

Increase (decrease) in net assets from operations	1,198,447	23,451,649	53,583	2,121,529

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,602,510	1,510,340	84,282	136,540
Transfers between Sub-Accounts (including the Fixed Account), net	(1,529,598)	(1,709,255)	(117,178)	(924,725)
Withdrawals, surrenders, annuitizations and contract charges	(13,835,591)	(14,497,901)	(1,417,731)	(3,043,547)

Net accumulation activity	(13,762,679)	(14,696,816)	(1,450,627)	(3,831,732)

Annuitization Activity:
Annuitizations	22,037	49,280	—	—
Annuity payments and contract charges	(105,720)	(99,733)	—	—
Adjustments to annuity reserves	(24,301)	(131,797)	—	101

Net annuitization activity	(107,984)	(182,250)	—	101

Net increase (decrease) from contract owner transactions	(13,870,663)	(14,879,066)	(1,450,627)	(3,831,631)

Total increase (decrease) in net assets	(12,672,216)	8,572,583	(1,397,044)	(1,710,102)
Net assets at beginning of year	120,583,776	112,011,193	9,984,130	11,694,232

Net assets at end of year	$107,911,560	$120,583,776	$8,587,086	$9,984,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GTR Sub-Account		GT2 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$945,559	$802,743	$8,855,654	$6,768,060
Net realized gains (losses)	185,760	(588,860)	20,786,292	12,472,843
Net change in unrealized appreciation/(depreciation)	913,779	4,740,693	(6,221,380)	42,239,298

Increase (decrease) in net assets from operations	2,045,098	4,954,576	23,420,566	61,480,201

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	746,304	1,074,033	3,382,159	4,199,831
Transfers between Sub-Accounts (including the Fixed Account), net	(877,585)	1,914,349	(32,576,923)	(26,115,642)
Withdrawals, surrenders, annuitizations and contract charges	(7,656,704)	(7,222,344)	(71,546,750)	(39,696,997)

Net accumulation activity	(7,787,985)	(4,233,962)	(100,741,514)	(61,612,808)

Annuitization Activity:
Annuitizations	—	43,867	29,746	37,286
Annuity payments and contract charges	(98,413)	(85,285)	(8,799)	(2,091)
Adjustments to annuity reserves	(61,358)	(40,462)	(953)	(643)

Net annuitization activity	(159,771)	(81,880)	19,994	34,552

Net increase (decrease) from contract owner transactions	(7,947,756)	(4,315,842)	(100,721,520)	(61,578,256)

Total increase (decrease) in net assets	(5,902,658)	638,734	(77,300,954)	(98,055)
Net assets at beginning of year	69,875,165	69,236,431	933,031,187	933,129,242

Net assets at end of year	$63,972,507	$69,875,165	$855,730,233	$933,031,187

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	GSS Sub-Account		MFK Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,222,860	$1,045,459	$1,543,791	$920,828
Net realized gains (losses)	436,315	2,251,587	(1,537,289)	3,618,518
Net change in unrealized appreciation/(depreciation)	2,436,950	(8,996,997)	8,811,085	(20,265,338)

Increase (decrease) in net assets from operations	4,096,125	(5,699,951)	8,817,587	(15,725,992)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,568,083	2,606,706	3,176,682	2,900,919
Transfers between Sub-Accounts (including the Fixed Account), net	(345,396)	(2,641,385)	(7,579,058)	15,604,388
Withdrawals, surrenders, annuitizations and contract charges	(17,265,403)	(20,354,250)	(48,165,997)	(53,316,760)

Net accumulation activity	(15,042,716)	(20,388,929)	(52,568,373)	(34,811,453)

Annuitization Activity:
Annuitizations	288,993	21,553	8,490	61,383
Annuity payments and contract charges	(97,048)	(133,742)	(34,999)	(32,868)
Adjustments to annuity reserves	(29,486)	9,699	(5,385)	(5,463)

Net annuitization activity	162,459	(102,490)	(31,894)	23,052

Net increase (decrease) from contract owner transactions	(14,880,257)	(20,491,419)	(52,600,267)	(34,788,401)

Total increase (decrease) in net assets	(10,784,132)	(26,191,370)	(43,782,680)	(50,514,393)
Net assets at beginning of year	127,074,581	153,265,951	314,785,436	365,299,829

Net assets at end of year	$116,290,449	$127,074,581	$271,002,756	$314,785,436

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	HYS Sub-Account		MFC Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$3,180,571	$821,923	$2,616,726	$343,607
Net realized gains (losses)	2,895,056	3,911,722	3,545,513	7,614,753
Net change in unrealized appreciation/(depreciation)	(4,739,490)	(474,695)	(5,207,373)	(4,066,467)

Increase (decrease) in net assets from operations	1,336,137	4,258,950	954,866	3,891,893

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,185,997	1,440,310	1,148,742	1,324,907
Transfers between Sub-Accounts (including the Fixed Account), net	(2,239,856)	(168,982)	(2,485,266)	(1,602,285)
Withdrawals, surrenders, annuitizations and contract charges	(10,129,486)	(11,688,137)	(15,660,099)	(15,249,192)

Net accumulation activity	(11,183,345)	(10,416,809)	(16,996,623)	(15,526,570)

Annuitization Activity:
Annuitizations	14,758	—	2,889	2,622
Annuity payments and contract charges	(44,248)	(102,862)	(8,605)	(12,054)
Adjustments to annuity reserves	(29,100)	(57,377)	(1,476)	(3,104)

Net annuitization activity	(58,590)	(160,239)	(7,192)	(12,536)

Net increase (decrease) from contract owner transactions	(11,241,935)	(10,577,048)	(17,003,815)	(15,539,106)

Total increase (decrease) in net assets	(9,905,798)	(6,318,098)	(16,048,949)	(11,647,213)
Net assets at beginning of year	85,666,186	91,984,284	87,287,128	98,934,341

Net assets at end of year	$75,760,388	$85,666,186	$71,238,179	$87,287,128

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	IGS Sub-Account		IG1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(276,115)	$(62,646)	$(224,759)	$(124,697)
Net realized gains (losses)	1,523,157	(1,033,784)	1,947,275	536,656
Net change in unrealized appreciation/(depreciation)	(4,304,074)	7,208,807	(3,213,889)	2,301,280

Increase (decrease) in net assets from operations	(3,057,032)	6,112,377	(1,491,373)	2,713,239

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	781,484	764,962	80,413	156,789
Transfers between Sub-Accounts (including the Fixed Account), net	(176,462)	578,939	437,797	935,054
Withdrawals, surrenders, annuitizations and contract charges	(6,013,012)	(5,651,379)	(3,101,471)	(1,888,881)

Net accumulation activity	(5,407,990)	(4,307,478)	(2,583,261)	(797,038)

Annuitization Activity:
Annuitizations	8,756	—	—	—
Annuity payments and contract charges	(15,333)	(23,333)	(2,553)	(2,514)
Adjustments to annuity reserves	(1,677)	(4,211)	(66)	(142)

Net annuitization activity	(8,254)	(27,544)	(2,619)	(2,656)

Net increase (decrease) from contract owner transactions	(5,416,244)	(4,335,022)	(2,585,880)	(799,694)

Total increase (decrease) in net assets	(8,473,276)	1,777,355	(4,077,253)	1,913,545
Net assets at beginning of year	53,514,206	51,736,851	25,080,479	23,166,934

Net assets at end of year	$45,040,930	$53,514,206	$21,003,226	$25,080,479

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MII Sub-Account		MI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$257,205	$45,106	$40,343	$(523,866)
Net realized gains (losses)	1,130,656	339,627	10,333,870	3,608,736
Net change in unrealized appreciation/(depreciation)	(1,411,845)	10,933,356	(10,708,178)	31,771,984

Increase (decrease) in net assets from operations	(23,984)	11,318,089	(333,965)	34,856,854

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	595,680	723,840	1,840,315	713,741
Transfers between Sub-Accounts (including the Fixed Account), net	(211,437)	827,409	2,050,600	(5,806,409)
Withdrawals, surrenders, annuitizations and contract charges	(4,668,415)	(5,437,842)	(27,398,432)	(18,691,502)

Net accumulation activity	(4,284,172)	(3,886,593)	(23,507,517)	(23,784,170)

Annuitization Activity:
Annuitizations	(11,551)	11,890	—	—
Annuity payments and contract charges	(43,072)	(50,504)	(3,374)	(3,404)
Adjustments to annuity reserves	(6,111)	(45,557)	(38)	(965)

Net annuitization activity	(60,734)	(84,171)	(3,412)	(4,369)

Net increase (decrease) from contract owner transactions	(4,344,906)	(3,970,764)	(23,510,929)	(23,788,539)

Total increase (decrease) in net assets	(4,368,890)	7,347,325	(23,844,894)	11,068,315
Net assets at beginning of year	52,302,066	44,954,741	158,015,486	146,947,171

Net assets at end of year	$47,933,176	$52,302,066	$134,170,592	$158,015,486

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MIS Sub-Account		M1B Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(3,072,137)	$(2,437,969)	$(619,243)	$(571,475)
Net realized gains (losses)	52,926,894	19,446,367	9,123,533	4,071,099
Net change in unrealized appreciation/(depreciation)	(16,573,162)	69,853,794	(4,622,768)	8,105,929

Increase (decrease) in net assets from operations	33,281,595	86,862,192	3,881,522	11,605,553

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,564,303	4,713,214	493,874	917,878
Transfers between Sub-Accounts (including the Fixed Account), net	(7,791,731)	(7,478,553)	(3,199,893)	13,792
Withdrawals, surrenders, annuitizations and contract charges	(42,475,735)	(41,202,988)	(6,667,384)	(7,637,697)

Net accumulation activity	(44,703,163)	(43,968,327)	(9,373,403)	(6,706,027)

Annuitization Activity:
Annuitizations	307,131	124,380	16,667	7,199
Annuity payments and contract charges	(346,027)	(418,221)	(8,406)	(6,083)
Adjustments to annuity reserves	(54,190)	(131,292)	(538)	(240)

Net annuitization activity	(93,086)	(425,133)	7,723	876

Net increase (decrease) from contract owner transactions	(44,796,249)	(44,393,460)	(9,365,680)	(6,705,151)

Total increase (decrease) in net assets	(11,514,654)	42,468,732	(5,484,158)	4,900,402
Net assets at beginning of year	365,928,868	323,460,136	50,157,881	45,257,479

Net assets at end of year	$354,414,214	$365,928,868	$44,673,723	$50,157,881

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MMS Sub-Account		MM1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,019,604)	$(1,150,416)	$(3,587,566)	$(4,103,399)
Net realized gains (losses)	—	(2)	—	—
Net change in unrealized appreciation/(depreciation)	—	—	—	—

Increase (decrease) in net assets from operations	(1,019,604)	(1,150,418)	(3,587,566)	(4,103,399)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,088,534	4,542,162	3,253,253	3,930,920
Transfers between Sub-Accounts (including the Fixed Account), net	10,908,583	20,927,888	68,626,519	91,526,435
Withdrawals, surrenders, annuitizations and contract charges	(24,239,541)	(34,171,888)	(105,370,257)	(136,063,036)

Net accumulation activity	(7,242,424)	(8,701,838)	(33,490,485)	(40,605,681)

Annuitization Activity:
Annuitizations	59,006	16,892	13,237	16,785
Annuity payments and contract charges	(133,956)	(146,698)	(79,750)	(47,137)
Adjustments to annuity reserves	(55,461)	(5,924)	(2,062)	(6,571)

Net annuitization activity	(130,411)	(135,730)	(68,575)	(36,923)

Net increase (decrease) from contract owner transactions	(7,372,835)	(8,837,568)	(33,559,060)	(40,642,604)

Total increase (decrease) in net assets	(8,392,439)	(9,987,986)	(37,146,626)	(44,746,003)
Net assets at beginning of year	75,746,727	85,734,713	228,987,377	273,733,380

Net assets at end of year	$67,354,288	$75,746,727	$191,840,751	$228,987,377

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	NWD Sub-Account[3]		M1A Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(574,723)	$(951,838)	$(549,695)	$(1,003,746)
Net realized gains (losses)	20,645,341	4,893,967	18,505,117	12,076,175
Net change in unrealized appreciation/(depreciation)	(26,631,018)	17,538,848	(23,489,894)	8,229,830

Increase (decrease) in net assets from operations	(6,560,400)	21,480,977	(5,534,472)	19,302,259

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	234,177	1,072,789	269,926	865,242
Transfers between Sub-Accounts (including the Fixed Account), net	(60,333,307)	(1,523,283)	(47,923,304)	(8,306,209)
Withdrawals, surrenders, annuitizations and contract charges	(4,509,442)	(7,557,454)	(5,851,103)	(11,070,244)

Net accumulation activity	(64,608,572)	(8,007,948)	(53,504,481)	(18,511,211)

Annuitization Activity:
Annuitizations	—	—	4,137	—
Annuity payments and contract charges	(14,749)	(24,800)	(3,215)	(10,535)
Adjustments to annuity reserves	80,859	(8,161)	6,514	(3,100)

Net annuitization activity	66,110	(32,961)	7,436	(13,635)

Net increase (decrease) from contract owner transactions	(64,542,462)	(8,040,909)	(53,497,045)	(18,524,846)

Total increase (decrease) in net assets	(71,102,862)	13,440,068	(59,031,517)	777,413
Net assets at beginning of year	71,102,862	57,662,794	59,031,517	58,254,104

Net assets at end of year	$—	$71,102,862	$—	$59,031,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	RIS Sub-Account		RI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$119,505	$(243,347)	$(127,753)	$(1,040,727)
Net realized gains (losses)	(544,052)	(1,482,856)	7,655,517	1,320,729
Net change in unrealized appreciation/(depreciation)	(2,197,135)	6,991,163	(14,031,938)	12,990,224

Increase (decrease) in net assets from operations	(2,621,682)	5,264,960	(6,504,174)	13,270,226

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	811,355	677,456	637,530	542,667
Transfers between Sub-Accounts (including the Fixed Account), net	(435,548)	(539,347)	4,062,753	(64,474)
Withdrawals, surrenders, annuitizations and contract charges	(3,050,112)	(3,305,483)	(13,282,286)	(14,072,893)

Net accumulation activity	(2,674,305)	(3,167,374)	(8,582,003)	(13,594,700)

Annuitization Activity:
Annuitizations	29,513	—	—	—
Annuity payments and contract charges	(14,219)	(15,942)	(3,261)	(3,439)
Adjustments to annuity reserves	2,199	(12,732)	460	(165)

Net annuitization activity	17,493	(28,674)	(2,801)	(3,604)

Net increase (decrease) from contract owner transactions	(2,656,812)	(3,196,048)	(8,584,804)	(13,598,304)

Total increase (decrease) in net assets	(5,278,494)	2,068,912	(15,088,978)	(328,078)
Net assets at beginning of year	34,295,007	32,226,095	84,627,041	84,955,119

Net assets at end of year	$29,016,513	$34,295,007	$69,538,063	$84,627,041

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SIS Sub-Account		SI1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$679,634	$627,850	$112,612	$104,072
Net realized gains (losses)	974,257	1,250,604	146,175	226,226
Net change in unrealized appreciation/(depreciation)	(968,911)	(1,919,246)	(152,345)	(371,594)

Increase (decrease) in net assets from operations	684,980	(40,792)	106,442	(41,296)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	484,203	1,258,055	68,609	241,203
Transfers between Sub-Accounts (including the Fixed Account), net	2,557,471	957,248	970,863	168,880
Withdrawals, surrenders, annuitizations and contract charges	(4,092,266)	(6,187,419)	(1,267,500)	(1,624,557)

Net accumulation activity	(1,050,592)	(3,972,116)	(228,028)	(1,214,474)

Annuitization Activity:
Annuitizations	—	38,430	5,874	—
Annuity payments and contract charges	(45,553)	(32,570)	(658)	—
Adjustments to annuity reserves	(4,721)	(24,547)	(12)	—

Net annuitization activity	(50,274)	(18,687)	5,204	—

Net increase (decrease) from contract owner transactions	(1,100,866)	(3,990,803)	(222,824)	(1,214,474)

Total increase (decrease) in net assets	(415,886)	(4,031,595)	(116,382)	(1,255,770)
Net assets at beginning of year	37,490,369	41,521,964	7,225,862	8,481,632

Net assets at end of year	$37,074,483	$37,490,369	$7,109,480	$7,225,862

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TEC Sub-Account		TE1 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(220,246)	$(198,041)	$(22,706)	$(21,081)
Net realized gains (losses)	1,766,473	1,295,852	228,538	122,590
Net change in unrealized appreciation/(depreciation)	(211,952)	2,896,879	(94,121)	283,096

Increase (decrease) in net assets from operations	1,334,275	3,994,690	111,711	384,605

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	95,661	260,471	144,251	511
Transfers between Sub-Accounts (including the Fixed Account), net	484,443	(360,891)	82,158	47,692
Withdrawals, surrenders, annuitizations and contract charges	(1,256,846)	(1,474,980)	(374,584)	(177,971)

Net accumulation activity	(676,742)	(1,575,400)	(148,175)	(129,768)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,629)	(7,256)	—	—
Adjustments to annuity reserves	(1,802)	(3,800)	—	—

Net annuitization activity	(10,431)	(11,056)	—	—

Net increase (decrease) from contract owner transactions	(687,173)	(1,586,456)	(148,175)	(129,768)

Total increase (decrease) in net assets	647,102	2,408,234	(36,464)	254,837
Net assets at beginning of year	15,414,639	13,006,405	1,488,775	1,233,938

Net assets at end of year	$16,061,741	$15,414,639	$1,452,311	$1,488,775

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	TRS Sub-Account[5]		MFJ Sub-Account[5]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$—	$13,725,031	$—	$14,746,550
Net realized gains (losses)	—	41,029,298	—	94,822,112
Net change in unrealized appreciation/(depreciation)	—	(13,975,103)	—	(56,716,209)

Increase (decrease) in net assets from operations	—	40,779,226	—	52,852,453

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	3,886,507	—	4,521,972
Transfers between Sub-Accounts (including the Fixed Account), net	—	(439,764,269)	—	(586,212,861)
Withdrawals, surrenders, annuitizations and contract charges	—	(42,124,017)	—	(66,285,662)

Net accumulation activity	—	(478,001,779)	—	(647,976,551)

Annuitization Activity:
Annuitizations	—	80,041	—	—
Annuity payments and contract charges	—	(519,730)	—	(12,889)
Adjustments to annuity reserves	—	1,595,657	—	30,788

Net annuitization activity	—	1,155,968	—	17,899

Net increase (decrease) from contract owner transactions	—	(476,845,811)	—	(647,958,652)

Total increase (decrease) in net assets	—	(436,066,585)	—	(595,106,199)
Net assets at beginning of year	—	436,066,585	—	595,106,199

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	UTS Sub-Account[3]		MFE Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$7,775,303	$2,099,598	$4,247,785	$934,539
Net realized gains (losses)	32,510,360	17,460,212	22,387,577	17,126,900
Net change in unrealized appreciation/(depreciation)	(24,594,533)	7,730,989	(16,620,980)	134,374

Increase (decrease) in net assets from operations	15,691,130	27,290,799	10,014,382	18,195,813

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,875,417	2,282,370	517,990	711,484
Transfers between Sub-Accounts (including the Fixed Account), net	(163,141,852)	(2,965,729)	(106,160,442)	(3,839,007)
Withdrawals, surrenders, annuitizations and contract charges	(13,568,483)	(19,147,325)	(10,773,547)	(14,772,822)

Net accumulation activity	(174,834,918)	(19,830,684)	(116,415,999)	(17,900,345)

Annuitization Activity:
Annuitizations	412,803	98,810	—	—
Annuity payments and contract charges	(135,483)	(130,962)	—	—
Adjustments to annuity reserves	655,453	(137,498)	—	—

Net annuitization activity	932,773	(169,650)	—	—

Net increase (decrease) from contract owner transactions	(173,902,145)	(20,000,334)	(116,415,999)	(17,900,345)

Total increase (decrease) in net assets	(158,211,015)	7,290,465	(106,401,617)	295,468
Net assets at beginning of year	158,211,015	150,920,550	106,401,617	106,106,149

Net assets at end of year	$—	$158,211,015	$—	$106,401,617

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	MVS Sub-Account[3]		MV1 Sub-Account[3]
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$2,899,589	$1,695,523	$3,227,190	$1,784,074
Net realized gains (losses)	18,432,714	4,638,230	47,790,754	29,808,913
Net change in unrealized appreciation/(depreciation)	(19,365,977)	27,681,501	(48,526,959)	22,124,563

Increase (decrease) in net assets from operations	1,966,326	34,015,254	2,490,985	53,717,550

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,147,086	2,127,230	1,439,806	2,289,105
Transfers between Sub-Accounts (including the Fixed Account), net	(122,324,948)	(99,699)	(177,900,208)	(15,575,815)
Withdrawals, surrenders, annuitizations and contract charges	(9,241,772)	(13,568,870)	(16,797,145)	(27,874,995)

Net accumulation activity	(129,419,634)	(11,541,339)	(193,257,547)	(41,161,705)

Annuitization Activity:
Annuitizations	289,106	—	67,728	9,230
Annuity payments and contract charges	(96,964)	(120,318)	(5,297)	(3,068)
Adjustments to annuity reserves	219,797	(107,428)	2,748	(1,205)

Net annuitization activity	411,939	(227,746)	65,179	4,957

Net increase (decrease) from contract owner transactions	(129,007,695)	(11,769,085)	(193,192,368)	(41,156,748)

Total increase (decrease) in net assets	(127,041,369)	22,246,169	(190,701,383)	12,560,802
Net assets at beginning of year	127,041,369	104,795,200	190,701,383	178,140,581

Net assets at end of year	$—	$127,041,369	$—	$190,701,383

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	VSC Sub-Account		6XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,021,137)	$(289,555)	$(774,402)	$9,210,097
Net realized gains (losses)	37,256,699	29,152,368	15,390,180	78,236,402
Net change in unrealized appreciation/(depreciation)	(31,288,012)	10,972,117	7,164,790	(22,507,114)

Increase (decrease) in net assets from operations	4,947,550	39,834,930	21,780,568	64,939,385

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,167,452	734,515	6,497,742	4,574,860
Transfers between Sub-Accounts (including the Fixed Account), net	(3,433,737)	(21,200,117)	(20,761,663)	(61,824,886)
Withdrawals, surrenders, annuitizations and contract charges	(18,355,917)	(13,437,733)	(93,269,406)	(75,530,205)

Net accumulation activity	(20,622,202)	(33,903,335)	(107,533,327)	(132,780,231)

Annuitization Activity:
Annuitizations	—	—	44,960	5,195
Annuity payments and contract charges	(4,232)	(3,940)	(10,817)	(835)
Adjustments to annuity reserves	(338)	(1,534)	(584)	(64)

Net annuitization activity	(4,570)	(5,474)	33,559	4,296

Net increase (decrease) from contract owner transactions	(20,626,772)	(33,908,809)	(107,499,768)	(132,775,935)

Total increase (decrease) in net assets	(15,679,222)	5,926,121	(85,719,200)	(67,836,550)
Net assets at beginning of year	113,424,430	107,498,309	838,071,596	905,908,146

Net assets at end of year	$97,745,208	$113,424,430	$752,352,396	$838,071,596

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SC3 Sub-Account		SRE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$11,662	$120,785	$(3,245)	$2,972,750
Net realized gains (losses)	285,632	401,403	17,239,500	10,801,934
Net change in unrealized appreciation/(depreciation)	118,804	(407,907)	(4,434,478)	(10,260,139)

Increase (decrease) in net assets from operations	416,098	114,281	12,801,777	3,514,545

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,081	80,546	1,005,638	806,742
Transfers between Sub-Accounts (including the Fixed Account), net	(214,746)	95,933	(9,788,023)	12,466,244
Withdrawals, surrenders, annuitizations and contract charges	(617,113)	(633,126)	(17,709,305)	(15,681,131)

Net accumulation activity	(801,778)	(456,647)	(26,491,690)	(2,408,145)

Annuitization Activity:
Annuitizations	3,487	6,860	—	—
Annuity payments and contract charges	(2,340)	(2,179)	(6,325)	(3,555)
Adjustments to annuity reserves	(326)	(117)	(227)	(193)

Net annuitization activity	821	4,564	(6,552)	(3,748)

Net increase (decrease) from contract owner transactions	(800,957)	(452,083)	(26,498,242)	(2,411,893)

Total increase (decrease) in net assets	(384,859)	(337,802)	(13,696,465)	1,102,652
Net assets at beginning of year	3,387,519	3,725,321	106,126,893	105,024,241

Net assets at end of year	$3,002,660	$3,387,519	$92,430,428	$106,126,893

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	8XX Sub-Account		5XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,333,911)	$3,588,627	$(2,209,883)	$(4,200,803)
Net realized gains (losses)	25,138,167	62,121,929	(3,134,844)	13,849,499
Net change in unrealized appreciation/(depreciation)	(6,317,363)	36,174,597	9,509,592	(28,587,025)

Increase (decrease) in net assets from operations	17,486,893	101,885,153	4,164,865	(18,938,329)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,123,341	1,415,819	954,527	1,252,833
Transfers between Sub-Accounts (including the Fixed Account), net	(1,051,664)	10,946,408	(7,067,473)	(10,762,845)
Withdrawals, surrenders, annuitizations and contract charges	(95,774,784)	(55,420,113)	(26,148,183)	(25,326,255)

Net accumulation activity	(94,703,107)	(43,057,886)	(32,261,129)	(34,836,267)

Annuitization Activity:
Annuitizations	39,739	—	—	24,153
Annuity payments and contract charges	(40,413)	—	(2,017)	(1,413)
Adjustments to annuity reserves	(67)	—	(352)	(411)

Net annuitization activity	(741)	—	(2,369)	22,329

Net increase (decrease) from contract owner transactions	(94,703,848)	(43,057,886)	(32,263,498)	(34,813,938)

Total increase (decrease) in net assets	(77,216,955)	58,827,267	(28,098,633)	(53,752,267)
Net assets at beginning of year	576,399,130	517,571,863	229,948,348	283,700,615

Net assets at end of year	$499,182,175	$576,399,130	$201,849,715	$229,948,348

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SDC Sub-Account		S15 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,955,745)	$(7,278,845)	$(1,226,971)	$(3,031,777)
Net realized gains (losses)	2,943,029	2,708,447	804,708	573,364
Net change in unrealized appreciation/(depreciation)	(4,640,722)	(63,436)	(1,946,382)	442,787

Increase (decrease) in net assets from operations	(3,653,438)	(4,633,834)	(2,368,645)	(2,015,626)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,803,691	4,686,573	1,477,090	1,673,192
Transfers between Sub-Accounts (including the Fixed Account), net	11,858,791	53,288,516	7,618,953	66,526,967
Withdrawals, surrenders, annuitizations and contract charges	(84,556,856)	(77,402,394)	(25,583,838)	(20,349,838)

Net accumulation activity	(66,894,374)	(19,427,305)	(16,487,795)	47,850,321

Annuitization Activity:
Annuitizations	28,338	3,052	—	5,038
Annuity payments and contract charges	(15,474)	(32,342)	(1,638)	(1,428)
Adjustments to annuity reserves	(287)	(9,220)	(242)	(254)

Net annuitization activity	12,577	(38,510)	(1,880)	3,356

Net increase (decrease) from contract owner transactions	(66,881,797)	(19,465,815)	(16,489,675)	47,853,677

Total increase (decrease) in net assets	(70,535,235)	(24,099,649)	(18,858,320)	45,838,051
Net assets at beginning of year	444,170,343	468,269,992	214,945,968	169,107,917

Net assets at end of year	$373,635,108	$444,170,343	$196,087,648	$214,945,968

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	SGC Sub-Account		S13 Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(361,774)	$(318,258)	$(324,036)	$(235,634)
Net realized gains (losses)	7,753,994	14,595,934	4,801,863	6,066,071
Net change in unrealized appreciation/(depreciation)	(3,589,265)	1,115,772	(1,476,683)	3,943,157

Increase (decrease) in net assets from operations	3,802,955	15,393,448	3,001,144	9,773,594

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	405,504	431,433	216,967	214,976
Transfers between Sub-Accounts (including the Fixed Account), net	(2,189,084)	(5,600,419)	2,567,927	109,679
Withdrawals, surrenders, annuitizations and contract charges	(9,426,628)	(9,731,945)	(5,537,037)	(3,480,364)

Net accumulation activity	(11,210,208)	(14,900,931)	(2,752,143)	(3,155,709)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(2,470)	(4,784)	—	—
Adjustments to annuity reserves	(319)	(1,239)	—	—

Net annuitization activity	(2,789)	(6,023)	—	—

Net increase (decrease) from contract owner transactions	(11,212,997)	(14,906,954)	(2,752,143)	(3,155,709)

Total increase (decrease) in net assets	(7,410,042)	486,494	249,001	6,617,885
Net assets at beginning of year	50,543,702	50,057,208	35,968,593	29,350,708

Net assets at end of year	$43,133,660	$50,543,702	$36,217,594	$35,968,593

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	7XX Sub-Account		2XX Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(6,413,299)	$14,026,042	$(130,902)	$(77,030)
Net realized gains (losses)	64,896,559	151,444,422	1,660,375	119,134
Net change in unrealized appreciation/(depreciation)	9,177,059	98,719,218	(1,414,657)	3,132,608

Increase (decrease) in net assets from operations	67,660,319	264,189,682	114,816	3,174,712

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	11,178,156	11,293,250	30,268	73,538
Transfers between Sub-Accounts (including the Fixed Account), net	83,726,093	75,837,635	(318,364)	(3,134,607)
Withdrawals, surrenders, annuitizations and contract charges	(237,720,543)	(152,302,501)	(1,001,451)	(807,653)

Net accumulation activity	(142,816,294)	(65,171,616)	(1,289,547)	(3,868,722)

Annuitization Activity:
Annuitizations	786,591	5,302	—	—
Annuity payments and contract charges	(388,884)	(271,291)	—	—
Adjustments to annuity reserves	(44,187)	(23,625)	—	—

Net annuitization activity	353,520	(289,614)	—	—

Net increase (decrease) from contract owner transactions	(142,462,774)	(65,461,230)	(1,289,547)	(3,868,722)

Total increase (decrease) in net assets	(74,802,455)	198,728,452	(1,174,731)	(694,010)
Net assets at beginning of year	2,046,366,884	1,847,638,432	10,256,649	10,950,659

Net assets at end of year	$1,971,564,429	$2,046,366,884	$9,081,918	$10,256,649

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAW Sub-Account		VKM Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(56,356)	$(14,727)	$(191,023)	$(182,982)
Net realized gains (losses)	403,233	75,986	1,928,127	319,239
Net change in unrealized appreciation/(depreciation)	(221,654)	307,518	(1,813,733)	3,562,829

Increase (decrease) in net assets from operations	125,223	368,777	(76,629)	3,699,086

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,877	549	78,869	84,301
Transfers between Sub-Accounts (including the Fixed Account), net	1,587,056	1,299,353	91,225	(3,783,617)
Withdrawals, surrenders, annuitizations and contract charges	(438,910)	(229,577)	(2,162,277)	(1,087,077)

Net accumulation activity	1,150,023	1,070,325	(1,992,183)	(4,786,393)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	1,150,023	1,070,325	(1,992,183)	(4,786,393)

Total increase (decrease) in net assets	1,275,246	1,439,102	(2,068,812)	(1,087,307)
Net assets at beginning of year	2,123,254	684,152	12,247,977	13,335,284

Net assets at end of year	$3,398,500	$2,123,254	$10,179,165	$12,247,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OCA Sub-Account		OBV Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(359,842)	$(230,043)	$13,254	$57,609
Net realized gains (losses)	3,939,825	2,951,371	1,010,197	533,505
Net change in unrealized appreciation/(depreciation)	(651,907)	2,995,880	(263,789)	765,460

Increase (decrease) in net assets from operations	2,928,076	5,717,208	759,662	1,356,574

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	124,596	404,078	21,560	28,709
Transfers between Sub-Accounts (including the Fixed Account), net	1,172,295	(1,378,773)	100,480	191,712
Withdrawals, surrenders, annuitizations and contract charges	(3,711,794)	(3,416,313)	(1,767,988)	(1,081,525)

Net accumulation activity	(2,414,903)	(4,391,008)	(1,645,948)	(861,104)

Annuitization Activity:
Annuitizations	—	14,533	—	—
Annuity payments and contract charges	(4,384)	(3,982)	—	—
Adjustments to annuity reserves	(631)	(654)	—	—

Net annuitization activity	(5,015)	9,897	—	—

Net increase (decrease) from contract owner transactions	(2,419,918)	(4,381,111)	(1,645,948)	(861,104)

Total increase (decrease) in net assets	508,158	1,336,097	(886,286)	495,470
Net assets at beginning of year	24,194,235	22,858,138	13,279,282	12,783,812

Net assets at end of year	$24,702,393	$24,194,235	$12,392,996	$13,279,282

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OGG Sub-Account		OMG Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(241,914)	$(155,588)	$(3,586,648)	$(3,055,347)
Net realized gains (losses)	3,713,785	3,471,686	43,460,777	20,980,509
Net change in unrealized appreciation/(depreciation)	(3,359,456)	3,153,140	(14,645,331)	70,569,562

Increase (decrease) in net assets from operations	112,415	6,469,238	25,228,798	88,494,724

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	130,464	263,788	3,947,991	2,766,677
Transfers between Sub-Accounts (including the Fixed Account), net	887,284	2,162,521	(24,647,322)	(36,204,056)
Withdrawals, surrenders, annuitizations and contract charges	(4,751,196)	(4,247,523)	(63,168,552)	(59,795,993)

Net accumulation activity	(3,733,448)	(1,821,214)	(83,867,883)	(93,233,372)

Annuitization Activity:
Annuitizations	—	—	22,281	—
Annuity payments and contract charges	—	—	(17,741)	(25,619)
Adjustments to annuity reserves	—	—	(1,241)	(9,827)

Net annuitization activity	—	—	3,299	(35,446)

Net increase (decrease) from contract owner transactions	(3,733,448)	(1,821,214)	(83,864,584)	(93,268,818)

Total increase (decrease) in net assets	(3,621,033)	4,648,024	(58,635,786)	(4,774,094)
Net assets at beginning of year	31,659,251	27,011,227	341,777,797	346,551,891

Net assets at end of year	$28,038,218	$31,659,251	$283,142,011	$341,777,797

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	OMS Sub-Account		AAQ Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(91,414)	$(95,178)	$(4,290)	$101
Net realized gains (losses)	2,275,698	1,353,923	14,356	6,675
Net change in unrealized appreciation/(depreciation)	(1,456,218)	1,581,252	(5,991)	(17)

Increase (decrease) in net assets from operations	728,066	2,839,997	4,075	6,759

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	150,344	141,982	1	—
Transfers between Sub-Accounts (including the Fixed Account), net	(213,373)	(627,329)	186,743	25,025
Withdrawals, surrenders, annuitizations and contract charges	(1,608,744)	(1,837,509)	(27,682)	(32,692)

Net accumulation activity	(1,671,773)	(2,322,856)	159,062	(7,667)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,671,773)	(2,322,856)	159,062	(7,667)

Total increase (decrease) in net assets	(943,707)	517,141	163,137	(908)
Net assets at beginning of year	8,773,000	8,255,859	37,848	38,756

Net assets at end of year	$7,829,293	$8,773,000	$200,985	$37,848

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PRA Sub-Account		AAP Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,068,961	$1,090,421	$850,833	$723,322
Net realized gains (losses)	(391,425)	78,500	67,619	407,230
Net change in unrealized appreciation/(depreciation)	(938,965)	(1,886,560)	(1,221,458)	(1,586,952)

Increase (decrease) in net assets from operations	(261,429)	(717,639)	(303,006)	(456,400)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	191,410	6,088	78,349	515,970
Transfers between Sub-Accounts (including the Fixed Account), net	495,434	16,151,142	1,133,240	3,226,093
Withdrawals, surrenders, annuitizations and contract charges	(6,053,664)	(4,683,311)	(1,243,770)	(1,496,160)

Net accumulation activity	(5,366,820)	11,473,919	(32,181)	2,245,903

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(5,366,820)	11,473,919	(32,181)	2,245,903

Total increase (decrease) in net assets	(5,628,249)	10,756,280	(335,187)	1,789,503
Net assets at beginning of year	34,072,842	23,316,562	24,033,787	22,244,284

Net assets at end of year	$28,444,593	$34,072,842	$23,698,600	$24,033,787

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	BBD Sub-Account		PCR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(7,383)	$1,261	$(695,312)	$42,173
Net realized gains (losses)	(65,190)	(39,570)	(5,652,909)	(4,878,613)
Net change in unrealized appreciation/(depreciation)	(37,409)	(117,940)	(3,744,104)	(6,176,373)

Increase (decrease) in net assets from operations	(109,982)	(156,249)	(10,092,325)	(11,012,813)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	7,582	304,088	598,032
Transfers between Sub-Accounts (including the Fixed Account), net	(131,208)	(211,169)	5,531,736	6,106,964
Withdrawals, surrenders, annuitizations and contract charges	(45,255)	(26,091)	(7,173,249)	(7,989,670)

Net accumulation activity	(176,463)	(229,678)	(1,337,425)	(1,284,674)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(227)	(252)
Adjustments to annuity reserves	—	—	(18)	(50)

Net annuitization activity	—	—	(245)	(302)

Net increase (decrease) from contract owner transactions	(176,463)	(229,678)	(1,337,670)	(1,284,976)

Total increase (decrease) in net assets	(286,445)	(385,927)	(11,429,995)	(12,297,789)
Net assets at beginning of year	777,700	1,163,627	57,375,797	69,673,586

Net assets at end of year	$491,255	$777,700	$45,945,802	$57,375,797

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PMB Sub-Account		BBE Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$685,027	$812,843	$15,598	$19,812
Net realized gains (losses)	269,735	686,316	4,599	6,383
Net change in unrealized appreciation/(depreciation)	(839,855)	(3,817,091)	(19,864)	(82,268)

Increase (decrease) in net assets from operations	114,907	(2,317,932)	333	(56,073)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	253,234	150,152	4,350	7,824
Transfers between Sub-Accounts (including the Fixed Account), net	(1,087,727)	(840,958)	(91,208)	(32,664)
Withdrawals, surrenders, annuitizations and contract charges	(3,078,547)	(3,008,870)	(28,756)	(28,336)

Net accumulation activity	(3,913,040)	(3,699,676)	(115,614)	(53,176)

Annuitization Activity:
Annuitizations	—	3,097	—	—
Annuity payments and contract charges	(1,449)	(1,403)	—	—
Adjustments to annuity reserves	(418)	(405)	—	—

Net annuitization activity	(1,867)	1,289	—	—

Net increase (decrease) from contract owner transactions	(3,914,907)	(3,698,387)	(115,614)	(53,176)

Total increase (decrease) in net assets	(3,800,000)	(6,016,319)	(115,281)	(109,249)
Net assets at beginning of year	21,005,673	27,021,992	537,988	647,237

Net assets at end of year	$17,205,673	$21,005,673	$422,707	$537,988

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	6TT Sub-Account		PRR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$5,103,512	$14,306,451	$(198,654)	$(55,709)
Net realized gains (losses)	(15,411,646)	(11,835,045)	778,670	3,912,914
Net change in unrealized appreciation/(depreciation)	30,917,475	(98,043,491)	770,012	(13,908,792)

Increase (decrease) in net assets from operations	20,609,341	(95,572,085)	1,350,028	(10,051,587)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,059,989	4,261,801	716,439	1,187,387
Transfers between Sub-Accounts (including the Fixed Account), net	(113,488,416)	(158,602,158)	(2,071,307)	3,950,347
Withdrawals, surrenders, annuitizations and contract charges	(67,226,677)	(53,513,843)	(12,808,154)	(12,935,857)

Net accumulation activity	(177,655,104)	(207,854,200)	(14,163,022)	(7,798,123)

Annuitization Activity:
Annuitizations	28,503	5,087	—	—
Annuity payments and contract charges	(11,451)	(444,163)	—	—
Adjustments to annuity reserves	(1,188)	1,207	—	—

Net annuitization activity	15,864	(437,869)	—	—

Net increase (decrease) from contract owner transactions	(177,639,240)	(208,292,069)	(14,163,022)	(7,798,123)

Total increase (decrease) in net assets	(157,029,899)	(303,864,154)	(12,812,994)	(17,849,710)
Net assets at beginning of year	794,289,727	1,098,153,881	79,426,344	97,276,054

Net assets at end of year	$637,259,828	$794,289,727	$66,613,350	$79,426,344

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	PTR Sub-Account		AAR Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$1,270,535	$1,580,820	$(357,889)	$(233,564)
Net realized gains (losses)	2,118,996	7,625,730	522,275	145,115
Net change in unrealized appreciation/(depreciation)	3,915,623	(20,923,215)	324,062	361,848

Increase (decrease) in net assets from operations	7,305,154	(11,716,665)	488,448	273,399

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,305,525	2,761,104	93,403	648
Transfers between Sub-Accounts (including the Fixed Account), net	(6,513,168)	20,721,647	4,519,573	13,217,237
Withdrawals, surrenders, annuitizations and contract charges	(50,303,369)	(47,535,524)	(3,225,680)	(442,190)

Net accumulation activity	(53,511,012)	(24,052,773)	1,387,296	12,775,695

Annuitization Activity:
Annuitizations	10,906	129,872	—	—
Annuity payments and contract charges	(29,091)	(15,952)	—	—
Adjustments to annuity reserves	(2,381)	(176)	—	—

Net annuitization activity	(20,566)	113,744	—	—

Net increase (decrease) from contract owner transactions	(53,531,578)	(23,939,029)	1,387,296	12,775,695

Total increase (decrease) in net assets	(46,226,424)	(35,655,694)	1,875,744	13,049,094
Net assets at beginning of year	302,435,033	338,090,727	20,126,427	7,077,333

Net assets at end of year	$256,208,609	$302,435,033	$22,002,171	$20,126,427

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	AAS Sub-Account		WTF Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(12,888)	$(29,526)	$(7,781)	$(7,335)
Net realized gains (losses)	896,047	467,110	121,772	104,546
Net change in unrealized appreciation/(depreciation)	548,747	1,165,448	(108,196)	50,871

Increase (decrease) in net assets from operations	1,431,906	1,603,032	5,795	148,082

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	51,793	36,765	86	2,737
Transfers between Sub-Accounts (including the Fixed Account), net	5,809,829	6,704,601	(1,805)	(50,763)
Withdrawals, surrenders, annuitizations and contract charges	(1,788,260)	(612,855)	(85,889)	(98,603)

Net accumulation activity	4,073,362	6,128,511	(87,608)	(146,629)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	4,073,362	6,128,511	(87,608)	(146,629)

Total increase (decrease) in net assets	5,505,268	7,731,543	(81,813)	1,453
Net assets at beginning of year	10,403,998	2,672,455	526,566	525,113

Net assets at end of year	$15,909,266	$10,403,998	$444,753	$526,566

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2014 AND 2013

	USC Sub-Account		AAL Sub-Account
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Operations:
Net investment income (loss)	$(1,503)	$(1,307)	$(83,893)	$(91,825)
Net realized gains (losses)	10,071	7,295	(212,641)	861,514
Net change in unrealized appreciation/(depreciation)	(6,358)	14,123	1,766,754	(2,005,056)

Increase (decrease) in net assets from operations	2,210	20,111	1,470,220	(1,235,367)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	161,949	185,513
Transfers between Sub-Accounts (including the Fixed Account), net	1,299	(3,762)	9,211,293	12,735,427
Withdrawals, surrenders, annuitizations and contract charges	(5,366)	(345)	(4,126,645)	(2,637,461)

Net accumulation activity	(4,067)	(4,107)	5,246,597	10,283,479

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(4,067)	(4,107)	5,246,597	10,283,479

Total increase (decrease) in net assets	(1,857)	16,004	6,716,817	9,048,112
Net assets at beginning of year	80,974	64,970	35,196,445	26,148,333

Net assets at end of year	$79,117	$80,974	$41,913,262	$35,196,445

[3]	These Sub-Accounts were closed and merged into new Sub-Accounts during 2014 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2014. See Note 1 for additional information around merged Sub-Accounts.
[4]	The activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014. Refer to Note 1 for details on merged Sub-Accounts.
[5]	These Sub-Account were closed on August 16,2013.
[6]	These Sub-Account commenced operation on August 16, 2013.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) (formerly known as Sun Life of Canada (U.S) Variable Account F) is a separate account of Delaware Life Insurance Company (the “Sponsor”), (formerly known as Sun Life Assurance Company of Canada (U.S)). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts (formerly known as Sun Life Financial Masters Access), Masters Choice contracts (formerly known as Sun Life Financial Masters Choice), Masters Choice II contracts (formerly known as Sun Life Financial Masters Choice II), Masters Extra contracts (Sun Life Financial Masters Extra), Masters Extra II contracts (formerly known as Sun Life Financial Masters Extra II), Masters Flex contracts (formerly known as Sun Life Financial Masters Flex), Masters Flex II contracts (formerly known as Sun Life Financial Masters Flex II), Masters I Share contracts (formerly known as Sun Life Financial Masters I Share), Masters IV contracts (formerly known as Sun Life Financial Masters IV), Masters VII contracts (formerly known as Sun Life Financial Masters VII) (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On August 2, 2013, after receiving all required regulatory approvals, Sun Life Financial Inc. (“SLF”), the Sponsor’s former indirect parent company, and Delaware Life Holdings, LLC (“DLH”) concluded the sale of SLF’s domestic U.S. in-force annuities business and certain life insurance businesses to DLH, a Delaware limited liability company (the “Sale Transaction”). As part of the Sale Transaction, DLH acquired all of the issued and outstanding shares of the Sponsor. The Sale Transaction was effective August 1, 2013.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
6TT	PIMCO VIT Global Multi-Asset Portfolio Advisor Class	May 1, 2014
TDM	Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2)	May 1, 2014
FTI	Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2)	May 1, 2014
S17	Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)	May 1, 2014
AAX	Franklin Templeton VIP Templeton Global Bond Securities Class 4	May 1, 2014
FTG	Franklin Templeton VIP Templeton Growth Securities Fund (Class 2)	May 1, 2014
ISC	Franklin Templeton VIP Franklin Income Securities Fund (Class 2)	May 1, 2014
AAZ	Franklin Templeton VIP Franklin Income Securities Fund Class 4	May 1, 2014
FMS	Franklin Templeton VIP Mutual Shares Securities Fund (Class 2)	May 1, 2014
BBC	Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4	May 1, 2014
FVS	Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2)	May 1, 2014
BBA	Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4	May 1, 2014
SIC	Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2)	May 1, 2014
BBB	Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4	May 1, 2014

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
UTS	NNB	August 11, 2014
MFE	NNC	August 11, 2014
MVS	FFO	August 11, 2014
MV1	FFP	August 11, 2014
NWD	FFS	August 11, 2014
M1A	TND	August 11, 2014
HVG	MMS	May 16, 2014
HVI	HVD	June 20, 2014
HVC	HSS	June 20, 2014
HVS	MM1	May 16, 2014
HRS	MM1	May 16, 2014
HVR	MM1	May 16, 2014
HBF	MM1	May 16, 2014

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
NNB, NNC	August 11, 2014
GGC, GGE	August 16, 2013
FFN, FFO, FFP, TND	December 10, 2012
FFL, TEG, FFJ, FFK	August, 20, 2012
AAM, AAN, AAP, AAQ, AAR, AAS, AAU, AAW, AAX, AAY, AAZ, AI8, BBB, BBA, BBC, BBD, BBE	October 31, 2011
AAA, AAL	May 2, 2011

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014
SBI	2010

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2014. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2014.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2014 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In January 2013, FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.

Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards. The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04, “Technical Corrections and Improvements” that are subject to transition guidance. The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2014, the $15,463 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2014. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statement of Operations.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Mortality and expense risk charges (Continued)

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2014, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Sun Life Financial Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Sun Life Financial Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Sun Life Financial Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Sun Life Financial Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Sun Life Financial Masters I Share	0.50%	—	—	—	—	—	—	—	—

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Financial Masters VII, Financial Masters Extra, Financial Masters Extra II, Financial Masters Choice and Financial Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Financial Masters IV, Financial Masters Access, Financial Masters Flex and Financial Masters Flex II. There are no distribution charges associated with the other contracts listed in Note 1.

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statement of Operations.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold and Regatta Platinum, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “annuity payments and contract charges” in the Statement of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, and Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The Benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates prior to January 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 are calculated using the Annuity 2000 Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales
AVB	$19,886,321	$14,040,588
AAA	27,939,180	18,147,448
AN4	1,020,938	2,217,193
IVB	7,929,547	12,412,596
AAU	3,441,143	3,098,704
9XX	98,914,705	141,957,764
NMT	14,854	17,425
MCC	9,707,993	29,006,013
NNG	1,087	35,270
CMG	10,367,481	7,538,193
NMI	962,705	2,040,942
CSC	17,998	13,908
FVB	37,452,206	20,795,024
FL1	17,124,027	50,385,523
F10	220,440	1,577,036
F15	2,690,275	7,171,700
F20	2,654,951	9,123,988
FVM	10,120,145	36,236,340
SGI	70,382,400	82,806,243
TDM	6,761,138	10,680,359
FTI	24,685,624	41,589,623
S17	3,646,290	9,337,001
AAX	2,551,287	2,275,490
FTG	5,182,012	8,235,785
ISC	21,999,046	27,150,244
AAZ	939,372	817,852
FMS	12,252,795	46,721,682
BBC	132,591	43,914
FVS	8,699,758	11,497,706
BBA	251,011	96,035
SIC	7,048,341	8,297,242
BBB	78,396	69,405
HBF	3,901,103	15,113,498
HVD	775,188	2,361,455
HVG	384,695	821,942
HVI	75,970	997,204
HVE	334,523	2,714,806
HVC	435,810	1,625,874
HVS	542,631	8,422,227
HRS	384,690	2,406,173

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
HVR	234,609	1,458,077
HSS	1,341,654	2,487,956
VKC	3,533,117	3,174,035
VLC	10,332,595	11,907,681
VKU	38,112,995	20,538,102
AI8	1,503,162	779,961
AAY	19,861,617	7,896,841
AAM	9,066,587	1,987,637
LRE	12,636,146	18,208,039
LA9	10,270,322	10,676,967
LAV	12,435,132	13,255,477
GGC	28,264,256	65,886,281
GGE	36,936,276	125,127,262
FFL	12,516,772	23,498,160
TEG	5,915,482	5,038,067
FFJ	4,659,060	4,729,406
FFK	9,009,257	10,987,867
FFS	74,517,362	3,763,777
TND	68,108,039	8,713,430
AAN	53,269,331	132,391,519
FFN	19,728,462	44,573,010
NNB	174,291,369	10,574,103
NNC	110,820,905	9,807,943
FFO	141,215,539	78,700,562
FFP	184,765,930	21,979,895
MIT	12,166,846	53,282,109
MFL	3,957,844	31,832,580
BDS	9,413,744	14,066,776
MF7	36,121,111	39,973,174
RGS	8,739,387	19,338,931
RG1	8,568,623	14,617,566
EME	2,174,556	6,789,590
EM1	5,014,548	7,514,543
GGS	710,338	3,977,336
GG1	813,110	1,548,453
GGR	1,220,330	8,080,000
GG2	90,760	1,381,015
RES	2,753,418	17,556,988
RE1	469,277	1,994,012
GTR	3,556,216	10,916,724
GT2	40,668,530	131,403,382
GSS	9,537,221	23,315,527

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFK	27,067,453	78,164,803
HYS	7,727,325	16,417,702
MFC	12,609,911	27,006,722
IGS	5,494,817	9,139,905
IG1	4,021,118	5,833,058
MII	3,232,616	7,500,497
MI1	14,456,492	37,927,040
MIS	37,015,165	56,253,435
M1B	5,600,939	11,906,513
MMS	31,843,974	40,721,369
MM1	105,219,009	142,375,046
NWD	20,161,192	67,200,371
M1A	18,349,818	56,931,389
RIS	2,794,595	5,018,983
RI1	10,300,262	18,241,466
SIS	5,571,706	6,008,423
SI1	1,526,534	1,636,734
TEC	2,287,133	2,907,936
TE1	395,852	537,669
UTS	28,141,575	179,916,681
MFE	18,667,536	121,469,013
MVS	22,725,391	134,966,570
MV1	29,996,534	199,434,275
VSC	25,306,953	29,111,316
6XX	44,443,547	143,850,989
SC3	127,974	916,943
SRE	4,060,158	30,561,418
8XX	31,571,895	118,503,851
5XX	14,925,390	49,398,419
SDC	32,744,546	99,977,575
S15	29,977,195	46,864,528
SGC	6,805,751	13,373,181
S13	10,642,862	9,731,176
7XX	143,426,597	268,570,649
2XX	2,237,856	2,322,967
AAW	3,352,450	2,014,476
VKM	3,674,136	4,297,149
OCA	5,027,279	7,237,893
OBV	1,162,397	2,795,091
OGG	4,034,512	6,640,113
OMG	10,310,490	91,372,576
OMS	1,788,683	2,417,162
AAQ	325,260	166,788

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
PRA	7,930,176	12,228,035
AAP	5,060,900	4,242,248
BBD	102,005	285,851
PCR	11,305,995	13,338,959
PMB	2,445,217	5,336,463
BBE	50,838	142,621
6TT	29,663,967	202,198,507
PRR	3,128,592	17,490,268
PTR	18,350,757	70,623,897
AAR	8,022,603	6,706,470
AAS	8,063,963	4,003,489
WTF	68,699	109,353
USC	11,921	7,644
AAL	13,602,716	8,440,012

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	15,183,387	15,537,823	(354,436)
AAA	35,980,861	35,342,660	638,201
AN4	3,149,835	3,265,914	(116,079)
IVB	29,537,639	30,200,224	(662,585)
AAU	1,784,596	1,821,090	(36,494)
9XX	135,625,182	142,711,409	(7,086,227)
NMT	8,611	8,830	(219)
MCC	29,679,013	31,364,480	(1,685,467)
NNG	—	2,169	(2,169)
CMG	7,448,647	7,548,173	(99,526)
NMI	2,066,869	2,133,050	(66,181)
CSC	7,590	7,578	12
FVB	23,622,208	23,383,182	239,026
FL1	56,214,206	58,597,132	(2,382,926)
F10	361,462	460,784	(99,322)
F15	2,865,369	3,197,926	(332,557)
F20	2,895,531	3,375,290	(479,759)
FVM	33,319,324	35,012,704	(1,693,380)
SGI	107,720,627	110,987,944	(3,267,317)
TDM	10,749,651	10,986,280	(236,629)
FTI	29,414,183	30,115,697	(701,514)
S17	4,367,306	4,839,936	(472,630)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
AAX	2,049,647	2,047,624	2,023
FTG	4,376,013	4,513,675	(137,662)
ISC	28,143,310	28,816,220	(672,910)
AAZ	715,314	713,789	1,525
FMS	38,922,025	40,628,095	(1,706,070)
BBC	64,753	59,147	5,606
FVS	4,502,028	4,694,085	(192,057)
BBA	159,349	153,411	5,938
SIC	5,696,252	5,926,540	(230,288)
BBB	82,454	84,431	(1,977)
HBF	915,801	1,904,074	(988,273)
HVD	982,172	1,103,709	(121,537)
HVG	69,981	148,438	(78,457)
HVI	124,125	205,536	(81,411)
HVE	1,140,007	1,383,651	(243,644)
HVC	154,178	270,717	(116,539)
HVS	710,835	1,448,779	(737,944)
HRS	275,116	584,053	(308,937)
HVR	121,292	252,558	(131,266)
HSS	1,079,557	1,167,516	(87,959)
VKC	2,081,076	2,105,983	(24,907)
VLC	10,858,182	10,955,195	(97,013)
VKU	29,315,980	28,511,848	804,132
AI8	598,563	544,480	54,083
AAY	12,491,465	11,379,070	1,112,395
AAM	2,319,279	1,890,131	429,148
LRE	19,235,769	19,740,192	(504,423)
LA9	6,131,275	6,479,531	(348,256)
LAV	8,079,418	8,516,016	(436,598)
GGC	5,256,684	9,832,703	(4,576,019)
GGE	50,366,524	59,661,182	(9,294,658)
FFL	4,089,655	5,105,051	(1,015,396)
TEG	2,383,684	2,394,319	(10,635)
FFJ	1,165,165	1,454,425	(289,260)
FFK	7,104,131	7,397,796	(293,665)
FFS	8,895,960	3,057,078	5,838,882
TND	14,275,076	10,587,229	3,687,847
AAN	275,127,045	283,407,241	(8,280,196)
FFN	56,142,065	58,900,431	(2,758,366)
NNB	17,293,531	1,861,801	15,431,730
NNC	24,236,843	14,634,513	9,602,330
FFO	78,693,669	71,796,688	6,896,981

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
FFP	35,519,505	23,519,703	11,999,802
MIT	6,690,341	8,278,293	(1,587,952)
MFL	16,607,892	17,839,197	(1,231,305)
BDS	1,211,722	1,506,373	(294,651)
MF7	38,490,945	38,958,789	(467,844)
RGS	1,251,019	1,832,865	(581,846)
RG1	9,190,776	9,602,015	(411,239)
EME	524,070	674,613	(150,543)
EM1	5,800,496	5,934,191	(133,695)
GGS	646,633	804,004	(157,371)
GG1	199,781	245,694	(45,913)
GGR	314,945	529,224	(214,279)
GG2	83,286	151,095	(67,809)
RES	800,603	1,401,702	(601,099)
RE1	1,362,788	1,447,108	(84,320)
GTR	567,792	863,744	(295,952)
GT2	187,820,129	196,161,516	(8,341,387)
GSS	9,082,883	9,835,472	(752,589)
MFK	84,109,394	88,164,135	(4,054,741)
HYS	3,018,155	3,459,319	(441,164)
MFC	11,467,249	12,323,226	(855,977)
IGS	3,112,689	3,372,230	(259,541)
IG1	5,230,130	5,423,235	(193,105)
MII	418,835	563,051	(144,216)
MI1	41,390,640	43,101,943	(1,711,303)
MIS	12,385,253	15,296,488	(2,911,235)
M1B	4,683,181	5,216,159	(532,978)
MMS	3,252,469	3,878,394	(625,925)
MM1	82,502,419	86,080,913	(3,578,494)
NWD	1,334,311	4,381,696	(3,047,385)
M1A	3,231,813	5,363,980	(2,132,167)
RIS	735,161	882,365	(147,204)
RI1	12,345,765	12,725,435	(379,670)
SIS	736,929	803,870	(66,941)
SI1	362,989	373,537	(10,548)
TEC	622,324	708,569	(86,245)
TE1	57,294	66,557	(9,263)
UTS	294,956	4,360,621	(4,065,665)
MFE	3,097,318	5,619,366	(2,522,048)
MVS	678,175	5,635,151	(4,956,976)
MV1	11,964,378	20,140,011	(8,175,633)
VSC	26,432,133	27,832,943	(1,400,810)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
6XX	83,497,765	90,907,829	(7,410,064)
SC3	335,135	371,117	(35,982)
SRE	23,580,250	25,288,877	(1,708,627)
8XX	29,714,383	34,944,640	(5,230,257)
5XX	66,490,604	69,097,304	(2,606,700)
SDC	157,671,038	164,224,309	(6,553,271)
S15	81,333,256	82,973,881	(1,640,625)
SGC	8,745,344	9,410,434	(665,090)
S13	8,387,672	8,548,498	(160,826)
7XX	166,078,901	174,665,102	(8,586,201)
2XX	1,651,146	1,718,903	(67,757)
AAW	914,423	838,465	75,958
VKM	1,894,378	2,021,469	(127,091)
OCA	3,145,080	3,262,392	(117,312)
OBV	3,417,690	3,595,524	(177,834)
OGG	4,046,723	4,229,445	(182,722)
OMG	56,887,264	60,956,747	(4,069,483)
OMS	461,738	517,511	(55,773)
AAQ	61,191	48,343	12,848
PRA	7,246,806	7,636,453	(389,647)
AAP	7,523,643	7,529,363	(5,720)
BBD	227,910	248,695	(20,785)
PCR	21,514,183	21,530,123	(15,940)
PMB	1,827,922	1,971,063	(143,141)
BBE	113,918	124,603	(10,685)
6TT	193,730,408	209,730,241	(15,999,833)
PRR	16,134,372	17,028,687	(894,315)
PTR	63,354,312	66,699,214	(3,344,902)
AAR	7,785,503	7,653,228	132,275
AAS	2,827,468	2,585,961	241,507
WTF	97,249	102,005	(4,756)
USC	10,774	11,005	(231)
AAL	15,444,206	14,956,836	487,370

The changes in units outstanding for the year ended December 31, 2013 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AVB	16,206,274	16,362,846	(156,572)
AAA	31,031,902	26,747,887	4,284,015
AN4	3,712,763	3,785,690	(72,927)
IVB	34,821,246	36,566,478	(1,745,232)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
AAU	1,820,451	1,395,198	425,253
9XX	157,422,251	164,162,866	(6,740,615)
NMT	9,000	9,643	(643)
MCC	38,526,878	41,525,631	(2,998,753)
NNG	—	1	(1)
CMG	8,162,105	8,695,519	(533,414)
NMI	2,366,718	2,500,576	(133,858)
CSC	6,125	5,233	892
FVB	23,346,276	23,291,353	54,923
FL1	67,633,505	71,071,605	(3,438,100)
F10	613,363	700,437	(87,074)
F15	3,457,531	3,862,470	(404,939)
F20	3,218,178	3,432,183	(214,005)
FVM	41,408,446	44,136,900	(2,728,454)
SGI	125,360,233	129,880,443	(4,520,210)
S17	5,624,555	6,198,440	(573,885)
ISC	32,001,923	33,319,094	(1,317,171)
AAZ	805,114	791,636	13,478
BBC	57,556	56,091	1,465
FVS	5,243,864	5,427,441	(183,577)
BBA	142,700	142,469	231
SIC	6,265,851	6,503,328	(237,477)
BBB	86,071	76,060	10,011
FMS	46,972,145	49,857,471	(2,885,326)
TDM	11,400,458	11,396,543	3,915
FTI	35,594,000	37,661,458	(2,067,458)
AAX	2,020,448	1,643,229	377,219
FTG	4,976,026	5,290,607	(314,581)
HBF	4,238,593	4,490,329	(251,736)
HVD	1,432,514	1,487,591	(55,077)
HVG	355,590	382,709	(27,119)
HVI	373,289	405,067	(31,778)
HVE	2,088,685	2,214,737	(126,052)
HVM	8,354	17,162	(8,808)
HVC	514,627	557,840	(43,213)
HVS	3,011,347	3,044,739	(33,392)
HRS	1,314,719	1,355,458	(40,739)
HVR	543,968	568,131	(24,163)
HSS	1,464,607	1,562,059	(97,452)
VKC	2,128,465	1,920,560	207,905
VLC	11,235,704	10,744,869	490,835
VKU	25,271,681	23,147,066	2,124,615

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
AI8	333,430	256,011	77,419
AAY	8,248,827	6,741,479	1,507,348
AAM	1,183,909	959,283	224,626
LRE	22,175,040	22,127,909	47,131
LA9	7,616,067	8,264,088	(648,021)
LAV	9,339,051	9,316,978	22,073
GGC	46,821,068	5,199,090	41,621,978
GGE	85,903,027	31,510,041	54,392,986
FFL	4,972,931	6,084,209	(1,111,278)
TEG	2,248,857	2,358,747	(109,890)
FFJ	1,452,196	1,593,134	(140,938)
FFK	8,358,337	9,015,313	(656,976)
TND	4,231,588	4,240,769	(9,181)
AAN	311,726,000	321,709,873	(9,983,873)
FFN	69,899,647	74,967,551	(5,067,904)
FFO	82,535,417	88,581,260	(6,045,843)
FFP	3,804,746	4,059,555	(254,809)
MIT	8,136,254	10,109,870	(1,973,616)
MFL	21,877,856	23,798,138	(1,920,282)
BDS	1,272,442	2,078,480	(806,038)
MF7	38,433,531	37,497,383	936,148
RGS	1,343,258	1,979,174	(635,916)
RG1	10,458,645	10,752,144	(293,499)
EME	575,337	676,771	(101,434)
EM1	6,334,416	6,403,700	(69,284)
GGS	716,687	903,098	(186,411)
GG1	387,747	359,645	28,102
GGR	366,231	640,067	(273,836)
GG2	150,926	154,969	(4,043)
RES	898,987	1,651,257	(752,270)
RE1	1,817,126	2,050,008	(232,882)
GTR	736,933	899,930	(162,997)
GT2	212,963,845	218,322,131	(5,358,286)
GSS	9,541,648	10,573,868	(1,032,220)
MFK	96,975,741	99,670,649	(2,694,908)
HYS	3,466,677	3,895,562	(428,885)
MFC	13,732,605	14,536,104	(803,499)
IGS	3,403,212	3,626,434	(223,222)
IG1	5,768,990	5,819,199	(50,209)
MII	515,354	664,031	(148,677)
MI1	48,028,377	50,001,284	(1,972,907)
MIS	14,841,855	18,253,907	(3,412,052)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M1B	6,091,203	6,548,140	(456,937)
MMS	4,024,795	4,748,420	(723,625)
MM1	91,633,383	95,881,898	(4,248,515)
NWD	3,171,097	3,587,308	(416,211)
M1A	7,615,052	8,369,642	(754,590)
RIS	784,794	974,814	(190,020)
RI1	14,225,258	14,886,526	(661,268)
SIS	832,654	1,047,132	(214,478)
SI1	260,036	330,426	(70,390)
TEC	636,211	882,405	(246,194)
TE1	60,604	69,769	(9,165)
TRS	1,188,040	18,728,915	(17,540,875)
MFJ	17,316,353	55,691,751	(38,375,398)
UTS	626,628	1,158,467	(531,839)
MFE	7,685,190	8,129,986	(444,796)
MVS	1,565,321	2,085,733	(520,412)
MV1	28,276,635	30,263,636	(1,987,001)
VSC	33,693,553	36,437,660	(2,744,107)
6XX	96,741,218	106,428,535	(9,687,317)
SC3	456,466	481,408	(24,942)
SRE	27,759,852	27,899,139	(139,287)
8XX	33,332,953	35,925,703	(2,592,750)
5XX	79,541,530	82,368,717	(2,827,187)
SDC	174,555,748	176,444,212	(1,888,464)
S15	77,321,181	72,623,992	4,697,189
SGC	11,368,888	12,408,181	(1,039,293)
S13	9,112,472	9,331,301	(218,829)
7XX	171,656,143	175,979,637	(4,323,494)
2XX	1,934,412	2,180,824	(246,412)
AAW	443,031	367,806	75,225
VKM	2,277,066	2,625,380	(348,314)
OCA	3,734,639	3,992,015	(257,376)
OBV	3,924,351	4,023,933	(99,582)
OGG	4,633,914	4,738,992	(105,078)
OMG	74,198,491	79,502,199	(5,303,708)
OMS	590,989	680,247	(89,258)
AAQ	15,809	16,382	(573)
PRA	8,788,538	7,979,184	809,354
AAP	8,164,092	7,972,720	191,372
BBD	277,654	302,870	(25,216)
PCR	23,701,019	23,823,517	(122,498)
PMB	2,377,047	2,524,490	(147,443)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
BBE	127,756	132,780	(5,024)
6TT	249,201,235	267,555,033	(18,353,798)
PRR	18,931,817	19,421,774	(489,957)
PTR	72,249,318	73,755,791	(1,506,473)
AAR	6,246,699	5,026,218	1,220,481
AAS	2,000,473	1,577,452	423,021
WTF	124,745	133,857	(9,112)
USC	11,328	11,570	(242)
AAL	13,085,916	12,125,924	959,992

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
AVB
2014	4,964,287	$13.7762 to $12.4279	$64,503,559	2.37%	0.65% to 2.25%	6.41% to 4.70%
2013	5,318,723	11.8701 to 12.9459	65,572,601	2.26	0.65 to 2.25	13.66 to 15.52
2012	5,475,295	10.5211 to 11.2069	59,011,011	1.91	0.65 to 2.10	10.98 to 12.63
2011	5,947,187	9.4799 to 9.9498	57,458,501	2.18	0.65 to 2.10	(5.09) to (3.69)
2010	5,293,494	9.9167 to 10.2048	53,564,306	2.43	1.35 to 2.35	1.14 to 8.81

AAA
2014	10,351,045	11.6881 to 10.8888	116,820,056	0.38	0.65 to 2.55	3.53 to 1.55
2013	9,712,844	10.7227 to 11.2896	106,896,574	0.29	0.65 to 2.55	9.08 to 11.21
2012	5,428,829	9.9060 to 10.1521	54,255,262	0.13	0.65 to 2.10	5.73 to 7.30
2011	4,101,476	9.3695 to 9.4614	38,568,416	—	0.65 to 2.10	(6.30) to (5.39)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

AN4
2014	904,264	$8.8860 to $ 8.4064	$7,870,546	—%	1.35 % to 2.15%	(2.75% ) to (3.54	% )
2013	1,020,343	8.7145 to 9.1370	9,149,747	0.73	1.35 to 2.15	10.89 to 11.79
2012	1,093,270	7.8010 to 8.1732	8,792,098	1.46	1.35 to 2.30	12.57 to 13.67
2011	1,252,450	6.9298 to 8.6713	8,892,693	2.71	0.65 to 2.30	(17.97) to (16.59)
2010	1,092,105	8.4482 to 8.6813	9,392,167	1.83	1.35 to 2.30	1.70 to 11.09

IVB
2014	7,415,069	7.3699 to 6.8755	53,322,213	3.22	1.30 to 2.30	(7.68) to (8.61)
2013	8,077,654	7.5012 to 7.9827	63,128,091	5.72	1.30 to 2.35	19.85 to 21.13
2012	9,822,886	6.2590 to 6.5900	63,597,746	1.34	1.30 to 2.35	11.50 to 12.70
2011	11,207,531	5.6135 to 5.8472	64,608,169	3.88	1.30 to 2.35	(21.33) to (20.48)
2010	11,190,095	7.1355 to 7.3535	81,416,221	2.68	1.30 to 2.35	1.85 to 2.94

AAU
2014	516,702	18.3166 to 17.3365	9,178,175	0.47	0.65 to 2.30	8.24 to 6.44
2013	553,196	16.2876 to 16.9226	9,166,477	0.51	0.65 to 2.30	34.47 to 36.74
2012	127,943	12.1521 to 12.2638	1,588,940	0.33	1.35 to 2.05	16.03 to 16.86
2011	6,115	10.4824 to 10.4943	64,141	—	1.35 to 1.75	4.82 to 4.94

9XX
2014	45,691,749	12.4534 to 14.3024	684,040,864	2.09	0.65 to 2.35	1.27 to (0.46)
2013	52,777,976	12.2973 to 15.1505	787,728,876	1.01	0.65 to 2.35	11.73 to 13.67
2012	59,518,591	10.8182 to 13.4228	788,739,478	1.47	0.65 to 2.55	7.15 to 9.25
2011	61,777,993	9.9024 to 12.3742	757,127,151	2.53	0.65 to 2.35	(5.90) to (4.27)
2010	47,908,911	12.7432 to 13.0170	619,370,616	1.27	1.35 to 2.30	1.20 to 8.28

NMT
2014	2,622	17.7916	46,643	0.00	1.65	7.26
2013	2,841	16.5871	47,121	0.45	1.65	40.08
2012	3,484	11.8408	41,258	—	1.65	9.54
2011	3,533	10.8100	38,189	—	1.65	(13.38)
2010	3,338	12.4799	41,663	—	1.65	15.48

MCC
2014	7,040,262	16.5163 to 12.9366	95,782,832	—	0.65 to 2.30	8.12 to 6.32
2013	8,725,729	12.1253 to 15.2766	110,940,837	0.24	0.65 to 2.35	38.66 to 41.08
2012	11,724,482	8.7443 to 10.8285	106,744,410	—	0.65 to 2.35	8.50 to 10.40
2011	13,269,893	8.0594 to 9.8089	110,566,702	—	0.65 to 2.35	(14.18) to (12.68)
2010	14,342,386	9.3906 to 9.7833	138,265,475	—	1.30 to 2.35	2.84 to 15.60

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

NNG
2014	—	$	— to $—	$1	0.04%	1.65% to 1.75%	7.62% to 7.51%
2013	2,169		16.3665 to 16.5136	35,578	0.25	1.65 to 1.75	33.27 to 33.40
2012	2,170		12.2809 to 12.3786	26,696	0.74	1.65 to 1.75	10.26 to 10.38
2011	2,170		11.1378 to 11.2150	24,200	0.09	1.65 to 1.75	(4.34) to (4.24)
2010	11,218		11.5747 to 11.7119	130,018	0.12	1.65 to 1.85	19.30 to 19.54

CMG
2014	2,053,710		17.3704 to 14.8046	32,044,120	0.06	0.65 to 2.30	8.46 to 6.66
2013	2,153,236		13.9292 to 16.0160	31,284,082	0.07	0.65 to 2.25	32.27 to 34.43
2012	2,686,650		10.4998 to 11.9139	29,316,702	0.48	0.65 to 2.30	9.33 to 11.18
2011	2,948,066		9.6039 to 10.7156	29,170,579	0.09	0.65 to 2.30	(5.06) to (3.46)
2010	2,712,649		10.1161 to 10.4978	28,087,424	0.05	1.35 to 2.30	0.68 to 19.63

NMI
2014	601,467		10.3774 to 13.1953	8,180,085	0.03	1.30 to 2.10	(6.33) to (7.09)
2013	667,648		10.6265 to 15.1870	9,749,224	0.41	1.30 to 2.10	17.87 to 18.83
2012	801,506		8.8906 to 12.7869	9,865,957	0.91	1.30 to 2.10	15.14 to 16.08
2011	1,007,217		7.7217 to 11.0208	10,671,777	0.82	1.30 to 2.10	(17.94) to (17.27)
2010	1,076,458		9.4101 to 13.3287	13,809,157	0.69	1.30 to 2.30	0.50 to 12.25

CSC
2014	2,088		17.6183 to 17.0999	36,485	0.48	1.55 to 1.85	1.45 to 1.14
2013	2,076		16.9066 to 17.3660	35,796	0.72	1.55 to 1.85	31.56 to 31.96
2012	1,184		12.8507 to 13.0562	15,387	0.29	1.65 to 1.85	9.19 to 9.41
2011	1,172		11.7697 to 11.9334	13,935	0.90	1.65 to 1.85	(7.86) to (7.68)
2010	1,022		12.7743 to 12.9257	13,175	1.03	1.65 to 1.85	24.13 to 24.38
FVB
2014	7,801,320		15.2037 to 14.0970	116,145,981	1.32	0.65 to 2.30	9.30 to 7.49
2013	7,562,294		13.1149 to 14.0597	103,919,564	1.36	1.30 to 2.30	16.54 to 17.73
2012	7,507,371		11.3885 to 11.9421	87,912,238	1.53	1.30 to 2.10	12.40 to 13.32
2011	7,396,640		10.1324 to 10.5126	76,682,725	1.64	0.65 to 2.10	(5.84) to (4.45)
2010	5,329,715		10.6772 to 11.0801	58,332,583	1.60	1.35 to 2.30	1.23 to 16.17

FL1
2014	14,500,339		17.6466 to 15.0102	228,891,089	0.69	0.65 to 2.35	10.93 to 9.03
2013	16,883,265		13.7669 to 15.9081	242,518,324	0.80	0.65 to 2.35	27.88 to 30.10
2012	20,321,365		10.7657 to 12.2274	226,589,248	1.09	0.65 to 2.35	13.40 to 15.38
2011	22,654,962		9.4938 to 10.5974	221,030,866	0.80	0.65 to 2.35	(5.06) to (3.41)
2010	22,219,731		10.0146 to 10.3056	226,649,086	1.05	1.30 to 2.30	1.40 to 15.41

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

F10
2014	266,873	$14.8405 to $13.8371	$3,823,400	1.13%	1.35% to 2.10%	2.80% to 2.02%
2013	366,195	13.5628 to 14.4357	5,112,070	1.35	1.35 to 2.10	10.82 to 11.67
2012	453,269	12.1048 to 12.9273	5,687,870	1.64	1.35 to 2.25	9.06 to 10.07
2011	472,101	11.0993 to 11.7448	5,402,924	1.69	1.35 to 2.25	(2.66) to (1.77)
2010	586,368	11.4029 to 11.9562	6,869,231	1.73	1.35 to 2.25	10.01 to 11.03

F15
2014	1,475,877	15.1933 to 13.9034	21,668,717	1.29	1.30 to 2.25	3.10 to 2.10
2013	1,808,434	13.6168 to 14.7369	25,834,253	1.41	1.30 to 2.25	11.54 to 12.62
2012	2,213,373	12.2083 to 13.0854	28,165,613	1.74	1.30 to 2.25	9.37 to 10.44
2011	2,439,910	11.1620 to 11.8482	28,232,570	1.76	1.30 to 2.25	(2.75) to (1.81)
2010	2,690,154	11.4777 to 12.0663	31,790,466	2.02	1.30 to 2.25	0.70 to 11.32

F20
2014	2,247,982	15.1973 to 13.8419	33,093,994	1.32	1.30 to 2.30	3.24 to 2.19
2013	2,727,741	13.2873 to 14.7210	39,069,394	1.52	0.65 to 2.30	12.98 to 14.88
2012	2,941,746	11.9896 to 12.8982	37,000,260	1.71	1.30 to 2.30	10.46 to 11.59
2011	3,280,196	10.8545 to 11.5582	37,084,576	1.83	1.30 to 2.30	(3.51) to (2.52)
2010	3,591,134	11.2492 to 11.8574	41,774,592	2.00	1.30 to 2.30	0.77 to 12.84

FVM
2014	8,575,087	15.4818 to 15.8235	142,229,294	0.02	0.65 to 2.25	5.34 to 3.65
2013	10,268,467	14.6966 to 16.3096	163,285,319	0.26	0.65 to 2.35	32.68 to 34.99
2012	12,996,921	10.8875 to 12.1619	154,665,507	0.38	0.65 to 2.35	11.86 to 13.81
2011	14,937,626	9.5660 to 10.7565	157,792,397	0.02	0.65 to 2.35	(12.94) to (11.43)
2010	14,828,391	11.7343 to 12.2246	178,592,880	0.12	1.30 to 2.35	(0.13) to 26.90
SGI
2014	30,072,823	12.4532 to 12.3532	399,793,906	2.65	0.65 to 2.55	(1.87) to (3.75)
2013	33,340,140	12.6902 to 14.0011	456,002,716	1.66	0.65 to 2.55	10.36 to 12.51
2012	37,860,350	11.2791 to 12.5261	464,766,322	0.74	0.65 to 2.55	11.89 to 14.08
2011	42,483,720	9.8870 to 11.0258	461,684,334	1.22	0.65 to 2.35	(8.49) to (6.90)
2010	39,232,419	11.4936 to 11.9272	462,402,911	1.98	1.35 to 2.30	1.72 to 17.56

TDM
2014	2,741,208	13.6370 to 12.4206	36,027,868	1.53	1.30 to 2.30	(9.58) to (10.50)
2013	2,977,837	13.8777 to 15.0823	43,477,768	1.85	1.30 to 2.30	(3.20) to (2.21)
2012	2,973,922	14.3367 to 15.4232	44,554,239	1.44	1.30 to 2.30	10.55 to 11.68
2011	3,451,536	12.9690 to 13.8097	46,486,794	0.95	1.30 to 2.30	(17.79) to (16.95)
2010	3,730,450	15.7752 to 16.6280	60,725,526	1.67	1.30 to 2.30	14.88 to 16.06

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

FTI
2014	7,743,487	$16.1832 to $17.8155	$149,297,405	1.89%	1.30% to 2.55%	(12.29%) to (13.40%)
2013	8,445,001	17.0938 to 23.0962	186,410,420	2.43	1.30 to 2.55	19.84 to 21.37
2012	10,512,459	14.1988 to 19.0405	192,256,195	3.17	1.30 to 2.55	15.20 to 16.69
2011	13,164,270	12.2681 to 16.3841	207,290,349	1.65	1.30 to 2.55	(12.91) to (11.79)
2010	15,268,978	14.0221 to 18.6504	273,652,493	1.99	1.30 to 2.55	5.64 to 7.00

S17
2014	3,471,389	13.4975 to 12.4175	45,953,705	2.78	1.35 to 2.55	1.46 to 0.23
2013	3,944,019	12.3896 to 13.3034	51,560,794	12.11	1.35 to 2.55	20.62 to 22.10
2012	4,517,904	10.5024 to 10.8955	48,525,970	2.78	1.35 to 2.10	12.90 to 13.77
2011	5,135,868	9.3025 to 9.5769	48,625,842	0.02	1.35 to 2.10	(3.61) to (2.87)
2010	5,771,387	9.5951 to 9.8597	56,433,177	2.06	1.35 to 2.30	7.72 to 8.77

AAX
2014	751,840	11.4273 to 10.7250	8,287,607	4.82	0.65 to 2.55	1.03 to (0.90)
2013	749,817	10.8224 to 11.3105	8,275,057	4.41	0.65 to 2.55	(1.05) to 0.88
2012	372,598	10.9809 to 11.2124	4,125,222	5.80	0.65 to 2.25	12.37 to 14.22
2011	31,720	9.7779 to 9.8168	310,599	—	0.65 to 2.05	(2.22) to (1.83)

FTG
2014	1,439,491	15.8804 to 19.4571	29,759,539	1.35	1.30 to 2.25	(4.08) to (5.00)
2013	1,577,153	15.4863 to 22.7083	34,020,697	2.71	1.30 to 2.30	27.81 to 29.12
2012	1,891,734	12.0793 to 17.5958	31,651,870	2.01	1.30 to 2.30	18.27 to 19.49
2011	2,191,897	10.1820 to 14.7339	30,804,560	1.33	1.30 to 2.30	(9.11) to (8.18)
2010	2,323,981	11.1685 to 16.0551	35,600,674	1.34	1.30 to 2.30	0.74 to 6.00

ISC
2014	8,448,675	13.8417 to 12.7112	113,301,488	4.99	0.65 to 2.30	3.94 to 2.21
2013	9,121,585	12.4364 to 13.3321	118,825,574	6.33	0.65 to 2.30	11.32 to 13.20
2012	10,438,756	11.1716 to 11.8550	121,315,834	6.45	1.30 to 2.30	10.05 to 11.18
2011	11,052,281	10.1516 to 10.6628	115,893,306	5.67	0.65 to 2.30	0.03 to 1.72
2010	10,453,432	10.1481 to 10.5514	108,775,441	6.60	1.30 to 2.30	1.33 to 11.21
AAZ
2014	234,493	13.3139 to 12.9843	3,101,054	4.73	1.35 to 2.10	3.11 to 2.33
2013	232,968	12.6890 to 13.1224	2,995,129	6.25	0.65 to 2.10	11.46 to 13.11
2012	219,490	11.3840 to 11.6010	2,515,056	6.87	0.65 to 2.10	10.18 to 11.83
2011	129,363	10.3317 to 10.3537	1,338,333	—	1.35 to 2.10	3.32 to 3.54

FMS
2014	10,057,494	15.9510 to 18.3689	217,645,971	1.96	0.65 to 2.55	6.43 to 4.39
2013	11,763,564	14.9879 to 21.3191	241,465,876	2.06	0.65 to 2.55	24.99 to 27.43
2012	14,648,890	11.7619 to 16.8490	238,076,966	2.06	0.65 to 2.55	11.32 to 13.50
2011	16,848,114	10.3632 to 14.9512	243,685,985	2.29	0.65 to 2.35	(3.36) to (1.68)
2010	18,142,945	11.7357 to 15.3150	269,667,669	1.61	1.30 to 2.35	1.10 to 9.75

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

BBC
2014	19,380	$15.8522 to $15.4858	$305,130	2.14%	1.35% to 2.05%	5.60% to 4.85%
2013	13,774	14.7698 to 15.0120	205,905	2.06	1.35 to 2.05	25.43 to 26.32
2012	12,309	11.7754 to 11.8836	145,875	2.21	1.35 to 2.05	11.85 to 12.65
2011	9,990	10.5283 to 10.5493	105,338	—	1.35 to 2.05	5.28 to 5.49

FVS
2014	1,375,383	17.3794 to 25.1414	41,053,979	0.62	0.65 to 2.55	(0.08) to (1.99)
2013	1,567,440	17.3937 to 31.5174	47,194,557	1.28	0.65 to 2.55	32.77 to 35.35
2012	1,751,017	12.8507 to 23.4505	39,374,752	0.76	0.65 to 2.50	15.41 to 17.61
2011	2,017,094	10.9261 to 20.0806	38,970,383	0.68	0.65 to 2.50	(6.16) to (4.38)
2010	2,184,543	14.4922 to 21.1502	44,583,047	0.79	1.30 to 2.50	1.78 to 26.56

BBA
2014	56,360	17.1026 to 16.7073	957,085	0.48	1.35 to 2.05	(0.88) to (1.58)
2013	50,422	16.9760 to 17.5351	865,842	1.12	0.65 to 2.05	33.33 to 35.24
2012	50,191	12.7319 to 12.8489	643,132	0.69	1.35 to 2.05	15.83 to 16.66
2011	46,701	10.9918 to 11.0137	514,029	—	— to —	9.92 to 10.14

SIC
2014	2,105,682	11.8779 to 13.2179	29,004,810	6.10	0.65 to 2.25	1.20 to (0.43)
2013	2,335,970	11.7372 to 14.1815	32,166,899	6.13	0.65 to 2.30	0.94 to 2.64
2012	2,573,447	11.4349 to 13.9072	35,029,483	6.96	0.65 to 2.30	10.15 to 12.02
2011	2,800,517	10.2082 to 12.4669	34,368,378	5.95	0.65 to 2.30	0.22 to 1.91
2010	2,596,931	11.8722 to 12.3200	31,584,484	4.50	1.35 to 2.30	0.71 to 9.42

BBB
2014	41,941	11.6988 to 11.1660	479,427	5.71	0.65 to 2.05	1.09 to (0.33)
2013	43,918	11.2034 to 11.5725	500,863	5.70	0.65 to 2.05	1.05 to 2.50
2012	33,907	11.0868 to 11.1887	378,585	7.29	1.35 to 2.05	10.35 to 11.14
2011	18,795	10.0473 to 10.0673	189,112	—	1.35 to 2.05	0.47 to 0.67
HBF
2014	—	— to —	—	3.15	1.35 to 2.10	0.29 to 0.00
2013	988,273	14.7503 to 15.2845	14,981,788	1.82	1.35 to 2.10	12.73 to 13.59
2012	1,240,009	13.0852 to 13.4560	16,579,285	1.47	1.35 to 2.10	7.20 to 8.02
2011	1,299,312	12.2069 to 12.4569	16,106,376	1.08	1.35 to 2.10	(0.45) to 0.31
2010	773,084	12.2622 to 12.4184	9,572,118	0.12	1.35 to 2.10	0.75 to 8.95

HVD
2014	219,939	14.8447 to 14.2716	3,224,544	4.11	1.35 to 1.90	8.67 to 8.07
2013	341,476	13.0440 to 13.6600	4,608,325	2.90	1.35 to 2.10	17.44 to 18.34
2012	396,553	11.1065 to 11.5427	4,528,237	3.84	1.35 to 2.10	9.11 to 9.95
2011	419,954	10.1789 to 10.4978	4,371,146	3.86	1.35 to 2.10	4.83 to 5.63
2010	381,299	9.7101 to 9.9383	3,761,330	4.58	1.35 to 2.10	0.95 to 13.57

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

HVG
2014	—	$	— to $—	$—	0.13%	1.35% to 1.90%	(3.00%) to (3.20%)
2013	78,457		10.3462 to 10.7016	830,844	0.96	1.35 to 1.90	31.20 to 31.94
2012	105,576		7.8856 to 8.1111	848,512	0.36	1.35 to 1.90	8.34 to 8.95
2011	109,345		7.2785 to 7.4448	807,966	0.15	1.35 to 1.90	(4.89) to (4.36)
2010	105,400		7.6526 to 7.7839	815,820	0.17	1.35 to 1.90	7.78 to 8.38

HVI
2014	—		— to —	—	5.00	1.35 to 2.10	6.41 to 6.03
2013	81,411		11.0666 to 11.5892	932,571	3.73	1.35 to 2.10	21.21 to 22.14
2012	113,189		9.1301 to 9.4886	1,062,389	3.72	1.35 to 2.10	8.39 to 9.23
2011	129,405		8.4231 to 8.6870	1,114,733	2.81	1.35 to 2.10	4.82 to 5.62
2010	135,007		8.0357 to 8.2246	1,103,265	2.88	1.35 to 2.10	9.45 to 10.28

HVE
2014	230,193		9.3724 to 8.8817	2,122,261	1.49	1.35 to 2.10	(7.95) to (8.65)
2013	473,837		9.7224 to 10.1815	4,749,934	1.34	1.35 to 2.10	20.33 to 21.25
2012	599,889		8.0800 to 8.3974	4,972,427	1.19	1.35 to 2.10	11.63 to 12.49
2011	673,679		7.2383 to 7.4651	4,976,865	1.22	1.35 to 2.10	(13.41) to (12.74)
2010	579,008		8.3591 to 8.5555	4,914,149	1.41	1.35 to 2.10	1.46 to 7.71

HVM
2013	—		— to —	—	1.45	1.35 to 1.90	11.48 to 11.63
2012	8,808		9.2715 to 9.5366	82,921	0.60	1.35 to 1.90	8.50 to 9.11
2011	8,964		8.5450 to 8.7402	77,544	0.70	1.35 to 1.90	(3.20) to (2.66)
2010	5,537		8.8274 to 8.9788	49,237	0.89	1.35 to 1.90	11.95 to 12.58
HVC
2014	—		— to —	—	0.52	1.35 to 2.10	2.14 to 1.78
2013	116,539		13.3851 to 14.0172	1,606,941	0.74	1.35 to 2.10	29.56 to 30.55
2012	159,752		10.3312 to 10.7368	1,690,777	0.27	1.35 to 2.10	12.17 to 13.03
2011	135,012		9.2104 to 9.4989	1,267,264	0.46	1.35 to 2.10	(4.81) to (4.08)
2010	131,381		9.6756 to 9.9030	1,289,234	0.67	1.35 to 2.10	1.60 to 21.15

HVS
2014	—		— to —	—	3.60	1.35 to 2.10	0.48 to 0.19
2013	737,944		10.7284 to 11.2348	8,218,734	2.50	1.35 to 2.10	(3.75) to (3.02)
2012	771,336		11.1469 to 11.5843	8,869,495	2.42	1.35 to 2.10	1.17 to 1.95
2011	745,930		11.0178 to 11.3626	8,425,130	2.35	1.35 to 2.10	3.09 to 3.88
2010	462,023		10.6873 to 10.9382	5,028,611	2.59	1.35 to 2.10	0.44 to 3.47

HVN
2012	—		— to —	—	—	1.35 to 2.10	18.65 to 18.95
2011	64,413		6.1068 to 6.2982	401,560	—	1.35 to 2.10	(14.56) to (13.90)
2010	53,652		7.1473 to 7.3153	389,238	0.10	1.35 to 2.10	13.53 to 14.40

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

HRS
2014	—	$	— to $—	$—	2.83%	1.35% to 2.10%	(2.24%) to (2.52%)
2013	308,937		7.3255 to 7.6491	2,330,630	0.98	1.35 to 2.10	6.81 to 7.63
2012	349,676		6.8582 to 7.1067	2,457,433	0.23	1.35 to 2.10	2.13 to 2.92
2011	365,057		6.7150 to 6.9052	2,498,612	0.16	1.35 to 2.10	(11.53) to (10.85)
2010	288,049		7.5898 to 7.7455	2,215,321	0.26	1.35 to 2.10	3.59 to 20.50

HVR
2014	—		— to —	—	0.23	1.35 to 2.10	(1.42) to (1.70)
2013	131,266		10.6411 to 11.1435	1,442,554	0.73	1.35 to 2.10	21.82 to 22.76
2012	155,429		8.7348 to 9.0777	1,394,690	1.64	1.35 to 2.10	4.68 to 5.49
2011	160,878		8.3441 to 8.6054	1,371,418	0.34	1.35 to 2.10	4.60 to 5.40
2010	150,620		7.9771 to 8.1645	1,220,000	1.32	1.35 to 2.10	1.12 to 5.89

HSS
2014	252,441		14.8054 to 14.0303	3,690,597	0.39	1.35 to 2.10	(3.39) to (4.12)
2013	340,400		14.6333 to 15.3243	5,154,845	0.31	1.35 to 2.10	29.15 to 30.14
2012	437,852		11.3304 to 11.7752	5,102,981	0.00	1.35 to 2.10	20.04 to 20.96
2011	519,574		9.4389 to 9.7346	5,015,924	0.02	1.35 to 2.10	(2.99) to (2.25)
2010	463,805		9.7297 to 9.9582	4,587,826	0.47	1.35 to 2.10	2.10 to 27.86

VKC
2014	680,551		17.7777 to 16.8766	11,851,444	0.20	1.35 to 2.10	8.00 to 7.18
2013	705,458		15.7463 to 16.4608	11,412,161	0.57	1.35 to 2.10	31.12 to 32.12
2012	497,553		12.0090 to 12.7466	6,119,962	0.58	0.65 to 2.10	14.60 to 16.31
2011	608,083		10.4786 to 10.9591	6,491,582	0.58	0.65 to 2.10	(1.29) to 0.17
2010	541,345		10.6152 to 10.8455	5,813,854	0.85	1.35 to 2.10	1.68 to 20.53

VLC
2014	2,849,633		18.2467 to 13.4396	41,192,148	1.06	0.65 to 2.55	8.39 to 6.32
2013	2,946,646		12.6409 to 16.8341	39,678,147	1.48	0.65 to 2.55	32.20 to 34.77
2012	2,455,811		9.5623 to 10.3003	24,746,978	1.55	1.30 to 2.55	15.88 to 17.37
2011	2,647,256		8.3548 to 8.7759	22,814,813	1.37	1.30 to 2.30	(4.36) to (3.38)
2010	2,754,884		8.7353 to 9.0827	24,645,773	0.13	1.30 to 2.30	1.41 to 14.19

VKU
2014	7,771,356		15.5903 to 15.1276	121,727,423	1.60	0.65 to 2.10	8.06 to 6.48
2013	6,967,224		14.0805 to 14.8512	101,917,116	1.68	0.65 to 2.25	22.08 to 24.07
2012	4,842,609		11.6196 to 12.0545	57,677,285	1.81	0.65 to 2.10	10.02 to 11.65
2011	4,795,893		10.4145 to 10.8734	51,651,570	1.59	0.65 to 2.10	(3.37) to (1.94)
2010	2,638,485		10.9300 to 11.1670	29,230,936	1.96	1.35 to 2.10	1.34 to 10.52

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

AI8
2014	147,542	$13.4530 to $13.1200	$1,963,336	1.56%	1.35% to 2.10%	(1.26%) to (2.01%)
2013	93,459	13.3271 to 13.6249	1,265,384	1.18	1.35 to 2.30	15.99 to 17.12
2012	16,040	11.5883 to 11.6337	186,262	1.24	1.35 to 1.65	13.34 to 13.69
2011	1,222	10.2183 to 10.2328	12,500	—	1.35 to 1.85	2.18 to 2.33

AAY
2014	3,478,537	10.6543 to 10.1520	35,919,894	3.62	0.65 to 2.10	4.03 to 2.51
2013	2,366,142	9.9032 to 10.2415	23,724,644	3.93	0.65 to 2.10	(3.80) to (2.38)
2012	858,794	10.2340 to 10.4910	8,892,765	2.33	0.65 to 2.55	2.37 to 4.38
2011	170,792	10.0109 to 10.0506	1,712,175	—	0.65 to 2.05	0.11 to 0.51

AAM
2014	754,490	18.3895 to 17.5229	13,476,661	0.76	0.65 to 2.10	12.87 to 11.22
2013	325,342	15.7548 to 16.2927	5,212,710	1.08	0.65 to 2.10	33.05 to 35.01
2012	100,716	11.8494 to 11.9582	1,199,600	0.88	1.35 to 2.05	14.86 to 15.69
2011	5,184	10.3278 to 10.3366	53,540	—	1.35 to 1.65	3.28 to 3.37

LRE
2014	5,256,172	9.3297 to 9.3172	51,420,479	1.67	0.65 to 2.35	(5.26) to (6.88)
2013	5,760,595	9.8474 to 10.6476	60,059,241	1.38	0.65 to 2.35	(3.56) to (1.89)
2012	5,713,464	10.0366 to 10.9237	61,330,118	1.54	0.65 to 2.35	19.17 to 21.25
2011	6,403,042	8.2773 to 9.0510	57,264,390	2.04	0.65 to 2.35	(19.92) to (18.53)
2010	5,546,175	10.8727 to 11.1887	61,493,993	1.38	1.35 to 2.35	2.09 to 21.04

LA9
2014	1,659,082	16.6636 to 19.3930	35,208,118	0.00	0.65 to 2.50	5.38 to 3.42
2013	2,007,338	18.6553 to 22.9112	40,883,716	—	1.30 to 2.55	33.58 to 35.30
2012	2,655,359	13.9651 to 16.9340	40,130,308	—	1.30 to 2.55	11.18 to 12.61
2011	3,079,831	10.2431 to 15.0377	41,524,761	—	0.65 to 2.55	(12.34) to (10.63)
2010	3,343,836	14.3291 to 16.9372	50,950,452	—	1.30 to 2.55	0.79 to 21.33

LAV
2014	2,349,562	16.4770 to 19.9986	50,345,227	0.42	0.65 to 2.30	6.44 to 4.68
2013	2,786,160	15.4793 to 21.0606	56,663,879	0.25	0.65 to 2.30	32.64 to 34.88
2012	2,764,087	14.4039 to 15.7255	42,125,655	0.52	1.30 to 2.30	8.03 to 9.14
2011	3,280,677	13.3338 to 14.4163	45,971,939	0.19	1.30 to 2.30	(6.68) to (5.73)
2010	3,240,001	14.2886 to 15.3001	48,288,792	0.32	1.30 to 2.30	1.37 to 17.48

EGS
2012	—	— to —	—	0.05	1.00 to 1.85	13.19 to 13.81
2011	9,986,814	5.7827 to 24.9499	125,072,423	0.17	1.00 to 1.85	(2.29) to (1.45)
2010	11,164,178	5.9152 to 25.4132	142,268,348	0.09	1.00 to 1.85	13.67 to 14.66

MFF
2012	—	— to —	—	—	1.00 to 2.25	12.71 to 13.62
2011	776,655	9.9684 to 19.4686	9,830,029	—	1.00 to 2.25	(2.92) to (0.10)
2010	922,817	11.2140 to 19.8409	12,234,367	—	1.00 to 2.25	12.91 to 14.35

GGC
2014	37,045,959	11.5073 to 11.3954	428,275,096	1.85	1.15 to 1.85	7.25 to 6.49
2013	41,621,978	10.7007 to 10.7298	449,385,727	1.77	1.15 to 1.85	7.01 to 7.30

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

GGE
2014	45,098,328	$11.5472 to $11.2447	$513,985,416	1.67%	0.65% to 2.55%	7.53% to 5.48%
2013	54,392,986	10.6609 to 10.7384	582,198,307	1.66	0.65 to 2.55	6.61 to 7.38

FFL
2014	6,588,507	10.7810 to 10.6729	142,083,425	0.10	1.00 to 1.85	7.86 to 6.93
2013	7,603,903	8.9609 to 38.9941	150,048,532	0.23	1.00 to 1.85	34.32 to 35.48
2012	8,715,181	6.6678 to 28.8924	126,358,221	—	1.00 to 1.85	1.81 to 2.14

TEG
2014	947,342	17.0540 to 28.3893	21,392,555	—	0.65 to 2.30	7.98 to 6.18
2013	957,977	15.2725 to 30.3796	20,199,476	0.12	0.65 to 2.25	33.43 to 35.61
2012	1,067,867	11.4290 to 22.5272	17,349,507	—	1.15 to 2.25	1.57 to 1.99

FFJ
2014	2,925,086	8.6063 to 7.7739	24,193,882	—	1.15 to 1.85	7.61 to 6.85
2013	3,214,346	7.0908 to 8.0117	24,799,452	—	1.15 to 1.85	35.17 to 36.16
2012	3,355,284	5.2403 to 5.8842	19,045,900	—	1.15 to 1.85	2.92 to 3.19

FFK
2014	2,091,996	11.4506 to 17.8013	40,469,079	0.00	1.15 to 2.35	7.31 to 6.01
2013	2,385,661	9.7733 to 22.4833	43,834,880	—	1.15 to 2.35	33.99 to 35.64
2012	3,042,637	7.2567 to 16.5842	41,719,426	—	1.15 to 2.50	2.77 to 4.26

FFS
2014	5,838,882	10.1124 to 10.0778	59,042,352	—	1.00 to 1.85	1.12 to 0.78

TND
2014	4,932,383	13.6580 to 13.1116	62,789,692	—	0.65 to 2.55	(8.10) to (9.85)
2013	1,244,536	14.6197 to 14.8611	18,296,470	—	0.65 to 2.10	38.25 to 40.30
2012	1,253,717	10.5720 to 10.5924	13,270,525	—	0.65 to 2.30	5.72 to 5.92

AAN
2014	67,490,902	11.0278 to 10.3501	721,401,282	2.69	0.65 to 2.55	4.93 to 2.93
2013	75,771,098	9.6804 to 10.5094	779,097,934	1.07	0.65 to 2.55	(3.81) to (1.93)
2012	85,754,971	10.0069 to 10.7163	907,744,211	0.19	0.65 to 2.55	0.07 to 6.36
2011	228,381	10.0346 to 10.0560	2,295,169	—	1.35 to 2.10	0.35 to 0.56

FFN
2014	13,506,075	14.7757 to 14.3235	195,371,707	0.56	0.65 to 2.10	9.22 to 7.63
2013	16,264,441	13.3085 to 13.5283	217,583,373	0.29	0.65 to 2.10	29.23 to 31.14
2012	21,332,345	10.2959 to 10.3158	219,815,489	0.00	0.65 to 2.30	2.96 to 3.16

NNB
2014	15,431,730	10.1315 to 10.1029	157,354,271	2.07	1.15 to 1.85	1.32 to 1.03

NNC
2014	9,602,330	10.1299 to 10.0768	97,018,095	1.93	1.00 to 2.30	1.30 to 0.77

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

FFO
2014	26,443,285	$10.7223 to $14.6986	$348,288,933	1.87%	1.15% to 2.55%	7.22% to 7.69%
2013	19,546,304	13.6487 to 13.8438	269,468,965	1.14	1.30 to 2.55	32.42 to 34.12
2012	25,592,147	10.3068 to 10.3219	264,127,204	—	1.30 to 2.55	3.07 to 3.22

FFP
2014	13,001,674	15.2310 to 14.6377	182,060,917	3.15	0.65 to 2.50	9.49 to 7.45
2013	1,001,872	13.6854 to 13.8022	13,784,206	0.99	1.35 to 2.10	32.75 to 33.77
2012	1,256,681	10.3091 to 10.3182	12,962,256	—	1.35 to 2.10	3.09 to 3.18

MIT
2014	12,375,446	16.5128 to 15.6556	328,827,039	1.65	1.15 to 1.85	11.27 to 10.49
2013	13,963,398	13.5787 to 49.6504	335,078,758	2.04	1.15 to 1.85	33.88 to 34.85
2012	15,937,014	10.1375 to 36.9102	284,268,803	1.68	1.15 to 1.85	13.23 to 14.06
2011	18,480,552	8.9485 to 32.4419	288,462,302	1.86	1.00 to 1.85	0.09 to 0.96
2010	21,182,508	8.9359 to 32.2588	329,127,899	1.82	1.00 to 1.85	14.31 to 15.30

MFL
2014	4,582,347	19.7475 to 20.6168	105,320,011	1.38	1.00 to 2.55	11.16 to 9.42
2013	5,813,652	15.9698 to 24.1277	121,852,464	1.74	1.00 to 2.55	32.59 to 34.70
2012	7,733,934	11.9588 to 17.9491	121,965,691	1.37	1.00 to 2.55	12.15 to 13.95
2011	9,632,098	10.5865 to 15.7844	134,401,254	1.56	1.00 to 2.55	(0.85) to 0.72
2010	12,022,072	10.6014 to 15.7028	168,194,841	1.56	1.00 to 2.55	13.16 to 14.96

BDS
2014	3,291,353	21.7244 to 20.0978	71,633,113	3.75	1.15 to 1.85	4.56 to 3.82
2013	3,586,004	19.0130 to 21.8027	74,837,112	4.08	1.15 to 1.85	(2.12) to (1.41)
2012	4,392,042	19.3030 to 22.1141	93,350,707	4.92	1.15 to 1.85	9.24 to 10.04
2011	4,609,175	17.6516 to 20.0962	89,181,631	4.84	1.15 to 1.85	4.66 to 5.42
2010	5,106,265	16.8481 to 19.0628	93,795,374	4.34	1.15 to 1.85	8.81 to 9.60

MF7
2014	10,219,566	11.9341 to 13.9480	177,253,081	3.62	0.65 to 2.50	4.91 to 2.95
2013	10,687,410	11.3759 to 18.0972	178,270,189	4.08	0.65 to 2.50	(3.00) to (1.16)
2012	9,751,262	11.5089 to 18.4014	166,516,251	4.64	0.65 to 2.55	8.16 to 10.28
2011	9,806,250	10.4364 to 16.7714	153,556,663	4.83	0.65 to 2.50	3.65 to 5.61
2010	9,260,297	11.9321 to 15.9598	138,789,021	3.96	1.15 to 2.50	0.52 to 9.40

RGS
2014	5,346,167	19.1135 to 17.4945	113,882,760	0.80	1.15 to 1.85	10.10 to 9.32
2013	5,928,013	15.4053 to 24.4424	114,679,328	0.99	1.15 to 1.85	32.13 to 33.09
2012	6,563,929	11.6470 to 18.3649	95,519,770	0.78	1.15 to 1.85	14.30 to 15.13
2011	7,453,731	10.1798 to 15.9514	94,329,872	0.95	1.00 to 1.85	(2.77) to (1.93)
2010	8,499,280	10.4589 to 16.2874	109,875,527	1.15	1.00 to 1.85	15.05 to 16.04

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

RG1
2014	2,832,185	$18.1715 to $14.9667	$46,069,765	0.56%	0.65% to 2.25%	10.34% to 8.57%
2013	3,243,424	13.7856 to 25.4526	48,214,531	0.77	0.65 to 2.25	31.26 to 33.41
2012	3,536,923	10.4710 to 19.1846	39,795,981	0.54	0.65 to 2.30	13.55 to 15.48
2011	3,585,793	9.1984 to 16.7056	35,557,705	0.74	0.65 to 2.35	(3.57) to (1.89)
2010	3,339,426	9.5576 to 17.1228	34,696,477	0.93	1.10 to 2.30	1.72 to 15.66

EME
2014	918,587	25.9038 to 22.8996	24,006,037	0.64	1.00 to 1.85	(7.66) to (8.45)
2013	1,069,130	25.0134 to 30.8705	30,332,889	1.55	1.00 to 1.85	(6.96) to (6.16)
2012	1,170,564	26.8859 to 33.0133	35,575,216	1.10	1.00 to 1.85	16.77 to 17.79
2011	1,418,256	23.0239 to 28.1271	36,670,610	0.53	1.00 to 1.85	(20.04) to (19.34)
2010	1,624,680	28.7931 to 34.9969	52,175,479	0.71	1.00 to 1.85	21.46 to 22.51

EM1
2014	1,778,352	8.7212 to 12.3414	25,532,430	0.41	0.65 to 2.55	(7.59) to (9.36)
2013	1,912,047	9.4376 to 34.9436	29,856,169	1.43	0.65 to 2.55	(7.81) to (6.02)
2012	1,981,331	10.0417 to 37.3877	33,553,289	0.89	0.65 to 2.50	15.62 to 17.83
2011	2,229,533	8.5224 to 31.9085	32,459,265	0.35	0.65 to 2.50	(20.75) to (19.25)
2010	1,775,371	16.1794 to 39.7356	33,610,615	0.56	1.15 to 2.50	2.77 to 22.05

GGS
2014	777,868	17.3851 to 15.4352	14,774,648	0.53	1.00 to 1.85	(0.28) to (1.13)
2013	935,239	15.6124 to 22.9637	17,862,748	—	1.00 to 1.85	(7.01) to (6.21)
2012	1,121,650	16.7896 to 24.5777	23,029,564	2.90	1.00 to 1.85	(1.23) to (0.37)
2011	1,256,337	16.9987 to 24.7647	26,008,011	2.26	1.00 to 1.85	4.10 to 5.00
2010	1,388,803	16.3289 to 23.6760	27,603,523	—	1.00 to 1.85	2.68 to 3.57

GG1
2014	118,757	16.0931 to 15.0741	1,804,378	0.19	1.15 to 2.05	(0.67) to (1.57)
2013	164,670	13.7755 to 16.4557	2,532,443	—	1.15 to 2.05	(7.37) to (6.52)
2012	136,568	14.8332 to 17.6563	2,246,301	2.50	1.15 to 2.05	(1.73) to (0.83)
2011	155,653	15.0563 to 17.8579	2,593,778	1.96	1.15 to 2.05	3.58 to 4.53
2010	191,576	14.4984 to 17.1353	3,072,039	—	1.15 to 2.05	2.24 to 3.18

GGR
2014	1,877,836	14.3617 to 13.9964	52,631,162	0.50	1.15 to 1.85	3.12 to 2.39
2013	2,092,115	12.7440 to 40.1105	57,215,898	0.67	1.15 to 1.85	19.01 to 19.88
2012	2,365,951	10.7025 to 33.5420	54,517,556	0.72	1.15 to 1.85	17.50 to 18.35
2011	2,773,868	9.1041 to 28.4107	53,695,583	0.68	1.15 to 1.85	(8.11) to (7.45)
2010	3,303,954	9.9029 to 30.7722	68,407,784	0.80	1.00 to 1.85	9.74 to 10.69

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

GG2
2014	108,002	$20.1429 to $20.7381	$2,299,179	0.19%	1.15% to 2.55%	2.86% to 1.40%
2013	175,811	17.9370 to 26.0623	3,534,222	0.38	1.15 to 2.55	17.86 to 19.55
2012	179,854	15.1109 to 21.8117	3,076,199	0.47	1.15 to 2.10	16.97 to 18.11
2011	205,718	12.8853 to 18.4763	3,012,570	0.36	1.15 to 2.10	(8.62) to (7.74)
2010	250,738	14.0654 to 20.0359	4,004,065	0.57	1.15 to 2.10	9.19 to 10.25

RES
2014	4,831,113	11.4495 to 11.0518	107,911,560	1.06	1.15 to 1.85	1.22 to 0.50
2013	5,432,212	9.9571 to 33.9097	120,583,776	1.56	1.15 to 1.85	21.71 to 22.59
2012	6,184,482	8.1769 to 27.7289	112,011,193	1.58	1.15 to 1.85	14.64 to 15.48
2011	7,166,923	7.1290 to 24.0719	112,370,557	1.19	1.15 to 1.85	(8.45) to (7.79)
2010	8,120,608	7.7831 to 26.1691	138,046,224	1.40	1.15 to 1.85	10.58 to 11.38

RE1
2014	486,816	15.6054 to 19.7568	8,587,086	0.75	1.10 to 2.25	1.03 to (0.15)
2013	571,136	14.0599 to 22.3523	9,984,130	1.25	1.10 to 2.25	20.90 to 22.32
2012	804,018	11.5821 to 18.2921	11,694,232	1.31	1.15 to 2.25	13.94 to 15.23
2011	969,870	10.1236 to 15.8830	12,311,637	0.87	1.10 to 2.25	(9.09) to (8.02)
2010	1,162,208	11.0907 to 17.2860	16,215,376	1.16	1.10 to 2.25	9.89 to 11.18

GTR
2014	2,357,689	19.8453 to 18.1874	63,972,507	2.80	1.15 to 1.85	3.26 to 2.53
2013	2,653,641	17.6120 to 34.6579	69,875,165	2.55	1.15 to 1.85	6.82 to 7.60
2012	2,816,638	16.4786 to 32.2897	69,236,431	1.92	1.15 to 1.85	7.52 to 8.31
2011	3,221,964	15.3179 to 29.8872	73,752,769	0.96	1.15 to 1.85	(0.33) to 0.40
2010	3,630,317	15.3603 to 29.8429	83,182,897	0.80	1.15 to 1.85	3.58 to 4.33

GT2
2014	70,148,596	12.2261 to 11.5723	855,730,233	2.58	0.65 to 2.55	3.57 to 1.59
2013	78,489,983	11.3913 to 21.0923	933,031,187	2.33	0.65 to 2.55	5.77 to 7.84
2012	83,848,269	10.8365 to 19.6683	933,129,242	1.79	0.65 to 2.35	6.68 to 8.55
2011	83,798,499	10.0846 to 18.2205	868,419,521	1.02	0.65 to 2.10	(0.83) to 0.63
2010	35,771,466	10.2960 to 18.2065	374,030,587	0.33	1.15 to 2.10	0.47 to 4.10

GSS
2014	5,893,305	17.1661 to 15.7056	116,290,449	2.42	1.15 to 1.85	3.65 to 2.92
2013	6,645,894	14.9236 to 24.4099	127,074,581	2.17	1.15 to 1.85	(4.40) to (3.70)
2012	7,678,114	15.5939 to 25.4107	153,265,951	3.16	1.15 to 1.85	0.62 to 1.36
2011	8,225,599	15.4818 to 25.1330	162,926,999	3.72	1.15 to 1.85	5.42 to 6.18
2010	9,796,211	14.6711 to 23.7279	182,422,116	3.64	1.15 to 1.85	2.81 to 3.56

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

MFK
2014	20,566,508	$10.5899 to $11.3580	$271,002,756	2.18%	0.65% to 2.55%	3.99% to 2.00%
2013	24,621,249	10.1838 to 14.4102	314,785,436	1.93	0.65 to 2.55	(5.37) to (3.53)
2012	27,316,157	10.5561 to 15.0126	365,299,829	2.86	0.65 to 2.55	(0.35) to 1.60
2011	28,525,248	10.3897 to 15.0863	379,366,472	3.56	0.65 to 2.55	4.39 to 6.42
2010	31,563,214	11.3128 to 14.2266	398,410,866	3.43	1.00 to 2.55	0.13 to 3.45

HYS
2014	3,131,858	20.4147 to 18.0929	75,760,388	5.28	1.00 to 1.85	1.78 to 0.90
2013	3,573,022	17.9306 to 36.2344	85,666,186	2.34	1.00 to 1.85	4.46 to 5.36
2012	4,001,907	17.1657 to 34.5236	91,984,284	6.85	1.00 to 1.85	12.77 to 13.75
2011	4,271,067	15.2218 to 30.4675	87,099,806	8.60	1.00 to 1.85	2.21 to 3.10
2010	4,992,117	14.8922 to 29.6663	99,394,800	9.47	1.00 to 1.85	13.40 to 14.38

MFC
2014	3,662,907	10.9863 to 16.0598	71,238,179	4.98	0.65 to 2.55	1.87 to (0.08)
2013	4,518,884	10.6096 to 21.3599	87,287,128	2.08	0.65 to 2.55	3.39 to 5.41
2012	5,322,383	10.2150 to 20.3768	98,934,341	6.17	0.65 to 2.55	2.15 to 13.21
2011	4,304,415	13.1833 to 18.0081	72,995,788	8.28	1.00 to 2.55	1.22 to 2.83
2010	5,362,310	12.9647 to 17.5485	89,107,908	9.35	1.00 to 2.55	12.44 to 14.22

IGS
2014	2,301,140	18.0638 to 16.3057	45,040,930	0.88	1.00 to 1.85	(5.93) to (6.74)
2013	2,560,681	17.2816 to 24.7827	53,514,206	1.32	1.00 to 1.85	11.81 to 12.78
2012	2,783,903	15.4481 to 22.0049	51,736,851	1.00	1.00 to 1.85	17.67 to 18.69
2011	3,253,080	13.1219 to 18.5655	51,034,318	1.09	1.00 to 1.85	(12.54) to (11.78)
2010	3,754,249	14.9958 to 21.0746	66,861,752	0.90	1.00 to 1.85	13.03 to 14.01

IG1
2014	1,551,892	11.7650 to 11.0160	21,003,226	0.64	0.65 to 2.10	(5.80) to (7.18)
2013	1,744,997	11.8682 to 28.1895	25,080,479	1.11	0.65 to 2.10	11.29 to 12.94
2012	1,795,206	10.5378 to 25.0992	23,166,934	0.75	0.65 to 2.30	16.78 to 18.76
2011	2,183,236	9.0238 to 21.2527	24,149,594	0.90	0.65 to 2.30	(13.15) to (11.69)
2010	2,080,737	10.3907 to 24.1998	27,188,090	0.68	1.00 to 2.30	1.39 to 13.72

MII
2014	1,587,611	24.9009 to 22.8449	47,933,176	1.92	1.15 to 1.85	0.18 to (0.53)
2013	1,731,827	22.7506 to 37.0357	52,302,066	1.51	1.15 to 1.85	25.54 to 26.45
2012	1,880,504	18.1128 to 29.2883	44,954,741	1.55	1.15 to 1.85	14.07 to 14.90
2011	2,220,602	15.8711 to 25.5126	46,177,756	1.21	1.15 to 1.85	(3.34) to (2.64)
2010	2,607,501	16.4109 to 26.2685	55,418,037	1.64	1.00 to 1.85	7.09 to 8.02

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

MI1
2014	9,980,826	$14.9177 to $12.6466	$134,170,592	1.71%	0.65% to 2.25%	0.48% to (1.14%)
2013	11,692,129	12.7038 to 32.8942	158,015,486	1.35	0.65 to 2.35	24.64 to 26.80
2012	13,665,036	10.1927 to 26.0852	146,947,171	1.40	0.65 to 2.35	13.19 to 15.17
2011	16,726,064	9.0046 to 22.7753	158,156,916	1.03	0.65 to 2.35	(4.08) to (2.41)
2010	19,684,586	9.3878 to 23.4684	192,674,447	1.41	1.15 to 2.35	0.83 to 7.53

MIS
2014	21,451,277	11.8614 to 11.3334	354,414,214	0.54	1.00 to 1.85	10.40 to 9.45
2013	24,362,512	9.6327 to 18.0749	365,928,868	0.71	1.00 to 1.85	27.98 to 29.09
2012	27,774,564	7.5228 to 14.0213	323,460,136	0.41	1.00 to 1.85	15.07 to 16.07
2011	31,914,695	6.5343 to 12.0968	321,011,298	0.57	1.00 to 1.85	(1.07) to (0.21)
2010	37,078,363	6.6013 to 12.1391	374,470,706	0.31	1.00 to 1.85	11.06 to 12.02

M1B
2014	2,375,862	17.3448 to 19.1662	44,673,723	0.27	1.00 to 2.50	10.12 to 8.45
2013	2,908,840	14.1592 to 22.7001	50,157,881	0.45	1.00 to 2.50	26.88 to 28.83
2012	3,365,777	11.0856 to 17.6557	45,257,479	0.12	1.00 to 2.55	13.86 to 15.68
2011	4,131,256	9.6664 to 15.2936	48,424,976	0.28	1.00 to 2.55	(1.99) to (0.43)
2010	5,348,263	9.7925 to 15.3914	63,674,137	0.10	1.00 to 2.55	9.95 to 11.70

MCS
2012	—	— to —	—	—	1.15 to 1.85	11.24 to 11.75
2011	3,961,768	4.5726 to 5.1023	19,567,887	—	1.15 to 1.85	(7.73) to (7.06)
2010	4,670,921	4.9504 to 5.5689	24,915,455	—	1.00 to 1.85	26.86 to 27.96

MC1
2012	—	— to —	—	—	1.15 to 2.50	10.53 to 11.50
2011	1,221,431	6.3459 to 14.4067	10,728,029	—	1.15 to 2.50	(8.62) to (7.36)
2010	1,566,303	6.8986 to 15.5588	15,073,695	—	1.15 to 2.50	25.67 to 27.40

MMS
2014	5,636,328	10.6572 to 9.7106	67,354,288	—	1.15 to 1.85	(1.15) to (1.85)
2013	6,262,253	9.8057 to 13.4938	75,746,727	—	1.15 to 1.85	(1.85) to (1.14)
2012	6,985,878	9.9804 to 13.6827	85,734,713	—	1.15 to 1.85	(1.86) to (1.14)
2011	7,697,443	10.1591 to 13.8753	96,023,462	—	1.15 to 1.85	(1.85) to (1.13)
2010	9,022,060	10.3396 to 14.0690	113,721,713	—	1.15 to 1.85	(1.85) to (1.14)

MM1
2014	20,418,070	9.8630 to 8.4905	191,840,751	—	0.65 to 2.55	(0.65) to (2.55)
2013	23,996,564	8.7127 to 10.3292	228,987,377	—	0.65 to 2.55	(2.55) to (0.65)
2012	28,245,079	8.9407 to 10.4335	273,733,380	—	0.65 to 2.55	(2.56) to (0.08)
2011	12,602,049	9.1760 to 10.5394	123,622,795	—	1.00 to 2.55	(2.54) to (1.00)
2010	15,867,217	9.4155 to 10.6456	158,401,447	—	1.00 to 2.55	(2.55) to (1.00)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

NWD
2014	—	$	— to $—	$—	—%	1.00% to 1.85%	(9.19%) to (9.66%)
2013	3,047,385		16.2186 to 33.0888	71,102,862	—	1.00 to 1.85	38.83 to 40.03
2012	3,463,596		11.6471 to 23.6629	57,662,794	—	1.00 to 1.85	18.97 to 20.00
2011	3,937,734		9.7602 to 19.7461	54,685,774	—	1.00 to 1.85	(12.03) to (11.27)
2010	4,376,779		11.0608 to 22.2840	69,127,087	—	1.00 to 1.85	34.06 to 35.22

M1A
2014	—		— to —	—	—	1.00 to 2.55	(9.33) to (10.19)
2013	2,132,167		19.0015 to 32.2292	59,031,517	—	1.00 to 2.55	37.48 to 39.66
2012	2,886,757		13.7510 to 23.1232	58,254,104	—	1.00 to 2.55	17.78 to 19.66
2011	3,562,208		11.6151 to 19.3627	60,310,390	—	1.00 to 2.55	(12.83) to (11.44)
2010	4,156,401		13.2567 to 21.9094	80,056,321	—	1.00 to 2.55	32.75 to 34.85

RIS
2014	1,702,999		14.4470 to 13.4876	29,016,513	1.83	1.15 to 1.85	(7.95) to (8.60)
2013	1,850,203		14.5705 to 27.0563	34,295,007	0.72	1.15 to 1.85	16.81 to 17.66
2012	2,040,223		12.4675 to 22.9961	32,226,095	2.15	1.15 to 1.85	14.43 to 15.26
2011	2,377,975		10.8900 to 19.9511	32,506,107	1.99	1.15 to 1.85	(12.53) to (11.90)
2010	2,727,635		12.4438 to 22.6449	42,251,199	1.39	1.15 to 1.85	8.58 to 9.37

RI1
2014	3,404,092		18.1773 to 18.0998	69,538,063	1.53	1.15 to 2.50	(8.23) to (9.48)
2013	3,783,762		16.6767 to 24.2405	84,627,041	0.48	1.15 to 2.55	15.75 to 17.41
2012	4,445,030		10.6668 to 20.6568	84,955,119	1.94	0.65 to 2.55	13.31 to 15.53
2011	5,379,665		12.5734 to 17.9807	90,237,045	1.71	1.15 to 2.55	(13.33) to (12.08)
2010	5,914,182		14.4251 to 20.4619	113,396,073	1.16	1.15 to 2.55	0.36 to 9.07

SIS
2014	1,940,309		19.3023 to 17.7693	37,074,483	3.23	1.15 to 1.85	2.09 to 1.36
2013	2,007,250		17.3367 to 19.5978	37,490,369	3.02	1.15 to 1.85	(0.41) to 0.31
2012	2,221,728		17.3996 to 19.5370	41,521,964	5.37	1.15 to 1.85	8.37 to 9.16
2011	2,148,862		16.0481 to 17.8981	36,916,404	5.73	1.15 to 1.85	2.74 to 3.48
2010	2,344,628		15.6123 to 17.2956	39,058,974	5.39	1.15 to 1.85	8.23 to 9.01

SI1
2014	413,576		18.3474 to 15.9092	7,109,480	3.07	1.15 to 2.10	1.80 to 0.82
2013	424,124		15.7791 to 18.0225	7,225,862	2.91	1.15 to 2.10	(1.04) to (0.08)
2012	494,514		15.6190 to 18.0370	8,481,632	5.10	1.15 to 2.30	7.74 to 9.02
2011	636,505		14.4966 to 16.5451	10,019,560	5.49	1.15 to 2.30	1.91 to 3.11
2010	683,470		14.2245 to 16.0462	10,489,949	5.17	1.15 to 2.30	7.52 to 8.78

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

TEC
2014	1,904,773	$8.5713 to $7.7188	$16,061,741	—%	1.15% to 1.85%	9.44% to 8.66%
2013	1,991,018	7.0989 to 8.3588	15,414,639	—	1.15 to 1.85	32.68 to 33.65
2012	2,237,212	5.3448 to 6.2552	13,006,405	—	1.15 to 1.85	12.46 to 13.29
2011	2,826,156	4.7476 to 5.5223	14,582,085	—	1.15 to 1.85	(0.70) to 0.02
2010	160,111	10.4740 to 23.5955	1,776,216	—	1.15 to 1.85	18.00 to 18.84

TE1
2014	79,394	18.3552 to 18.1390	1,452,311	—	1.15 to 2.05	9.14 to 8.14
2013	88,657	15.4047 to 35.3976	1,488,775	—	1.15 to 1.85	32.23 to 33.17
2012	97,822	11.6499 to 26.5938	1,233,938	—	1.15 to 1.85	12.14 to 12.94
2011	130,600	10.3887 to 23.5580	1,456,301	—	1.15 to 1.85	(0.81) to (0.11)
2010	160,111	10.4740 to 23.5955	1,776,216	—	1.15 to 1.85	18.00 to 18.84

TRS
2013	—	— to —	—	3.92	1.15 to 1.85	9.13 to 9.62
2012	17,540,875	14.4819 to 37.7417	436,066,585	2.59	1.15 to 1.85	9.27 to 10.07
2011	19,776,275	13.2398 to 34.3749	447,577,850	2.66	1.15 to 1.85	0.04 to 0.77
2010	22,491,979	13.2205 to 34.1964	506,544,820	2.81	1.15 to 1.85	7.93 to 8.72

MFJ
2013	—	— to —	—	3.51	0.65 to 2.55	8.50 to 9.82
2012	38,375,398	11.5397 to 16.5688	595,106,199	2.31	0.65 to 2.55	8.17 to 10.29
2011	45,326,523	10.4630 to 15.1069	643,062,830	2.38	0.65 to 2.55	(0.93) to 1.00
2010	51,225,040	11.6925 to 15.0409	724,908,318	2.57	1.00 to 2.55	1.01 to 8.59

UTS
2014	—	— to —	—	5.57	1.15 to 1.85	10.23 to 9.76
2013	4,065,665	22.3402 to 72.3830	158,211,015	2.75	1.15 to 1.85	18.38 to 19.24
2012	4,597,504	18.8620 to 60.8539	150,920,550	4.62	1.15 to 1.85	12.03 to 12.85
2011	5,272,233	16.8280 to 54.0596	153,739,354	3.42	1.15 to 1.85	5.14 to 5.91
2010	6,010,069	15.9966 to 51.1708	165,648,150	3.28	1.15 to 1.85	11.80 to 12.61

MFE
2014	—	— to —	—	5.01	1.00 to 2.30	10.14 to 9.27
2013	2,522,048	26.2756 to 47.2413	106,401,617	2.53	1.00 to 2.30	17.53 to 19.09
2012	2,966,844	12.6267 to 39.7482	106,106,149	4.40	0.65 to 2.35	11.23 to 13.18
2011	3,652,256	11.1565 to 35.3163	116,649,151	3.23	0.65 to 2.35	4.33 to 6.15
2010	3,706,532	18.9809 to 33.4566	111,476,038	3.08	1.00 to 2.35	0.98 to 12.47

MVS
2014	—	— to —	—	3.20	1.15 to 1.85	1.82 to 1.38
2013	4,956,976	19.7881 to 28.7356	127,041,369	2.90	1.15 to 1.85	33.35 to 34.32
2012	5,477,388	14.8015 to 21.3937	104,795,200	1.84	1.15 to 1.85	14.06 to 14.89
2011	6,332,031	12.9442 to 18.6211	105,498,403	1.62	1.15 to 1.85	(1.85) to (1.13)
2010	7,251,195	13.1542 to 18.8348	122,377,852	1.43	1.15 to 1.85	9.45 to 10.24

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

MV1
2014	—	$	— to $—	$—	2.77%	0.65% to 2.50%	2.01% to 0.86%
2013	8,175,633		16.4495 to 25.7119	190,701,383	2.62	0.65 to 2.50	32.09 to 34.60
2012	10,162,634		12.2213 to 19.2092	178,140,581	1.58	0.65 to 2.50	13.06 to 15.21
2011	12,369,770		10.6076 to 16.7661	189,800,608	1.36	0.65 to 2.50	(2.78) to (0.93)
2010	14,050,600		12.4122 to 17.0183	219,524,012	1.21	1.00 to 2.50	1.46 to 10.11

VSC
2014	6,334,776		18.4370 to 14.6688	97,745,208	0.69	0.65 to 2.30	6.34 to 4.58
2013	7,735,586		13.9780 to 17.3375	113,424,430	1.43	0.65 to 2.35	41.92 to 44.39
2012	10,479,693		9.7321 to 12.0077	107,498,309	0.35	0.65 to 2.55	11.46 to 13.65
2011	12,024,401		8.8182 to 10.5658	109,689,042	0.23	0.65 to 2.35	(7.32) to (5.71)
2010	12,976,175		9.5147 to 9.9126	126,734,777	0.12	1.30 to 2.35	1.49 to 22.46

6XX
2014	51,303,754		12.4549 to 13.8267	752,352,396	1.53	0.65 to 2.55	3.73 to 1.75
2013	58,713,818		12.0067 to 14.4817	838,071,596	2.70	0.65 to 2.55	6.72 to 8.80
2012	68,401,135		11.0351 to 13.4043	905,908,146	2.64	0.65 to 2.55	5.93 to 8.01
2011	71,730,436		10.2172 to 12.4992	888,251,353	1.27	0.65 to 2.55	(1.93) to (0.02)
2010	56,794,830		12.3121 to 12.5907	710,247,154	1.32	1.35 to 2.35	0.66 to 8.16

SC3
2014	126,247		24.8653 to 19.4876	3,002,660	2.16	1.35 to 2.55	14.06 to 12.67
2013	162,229		17.2957 to 22.0560	3,387,519	5.26	1.35 to 2.55	2.31 to 3.57
2012	187,171		16.9055 to 21.3719	3,725,321	1.04	1.35 to 2.55	26.70 to 28.27
2011	253,031		13.3426 to 16.7212	3,946,846	6.77	1.35 to 2.55	(9.94) to (8.84)
2010	320,946		14.8160 to 18.4073	5,520,469	11.07	1.35 to 2.55	12.34 to 13.73

SRE
2014	5,660,139		14.1263 to 14.9281	92,430,428	1.70	0.65 to 2.50	14.56 to 12.43
2013	7,368,766		12.3309 to 14.9157	106,126,893	4.54	0.65 to 2.55	2.09 to 4.08
2012	7,508,053		11.8471 to 14.4322	105,024,241	0.70	0.65 to 2.55	26.25 to 28.72
2011	9,929,655		9.2038 to 11.2921	108,995,302	6.03	0.65 to 2.55	(10.09) to (8.34)
2010	10,929,593		11.3996 to 12.4068	132,272,111	10.38	1.30 to 2.55	2.60 to 13.45

8XX
2014	27,011,031		14.2739 to 17.7287	499,182,175	1.40	0.65 to 2.30	4.35 to 2.62
2013	32,241,288		13.6785 to 18.1674	576,399,130	2.32	0.65 to 2.30	19.57 to 21.59
2012	34,834,038		11.2501 to 15.0481	517,571,863	2.34	0.65 to 2.30	9.80 to 11.66
2011	37,705,543		10.0750 to 13.5723	506,828,400	1.57	0.65 to 2.30	(6.11) to (4.53)
2010	38,504,662		14.0152 to 14.3163	547,564,582	1.34	1.35 to 2.30	1.11 to 12.08

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

5XX
2014	16,245,564	$11.0586 to $11.8974	$201,849,715	0.61%	0.65% to 2.30%	2.76% to 1.05%
2013	18,852,264	10.7616 to 12.3808	229,948,348	—	0.65 to 2.35	(7.51) to (5.90)
2012	21,679,451	11.4363 to 13.2504	283,700,615	0.79	0.65 to 2.35	4.88 to 6.72
2011	21,180,067	10.7163 to 12.5047	262,236,569	2.01	0.65 to 2.30	9.16 to 10.99
2010	13,213,863	11.0947 to 11.3458	148,879,348	0.99	1.35 to 2.35	0.33 to 3.49

SDC
2014	36,736,454	10.4592 to 9.5891	373,635,108	1.25	1.30 to 2.55	(0.51) to (1.77)
2013	43,289,725	9.7617 to 10.5126	444,170,343	0.13	1.30 to 2.55	(1.86) to (0.60)
2012	45,178,189	9.9464 to 10.5758	468,269,992	1.15	1.30 to 2.55	(0.38) to 0.91
2011	50,037,729	9.9840 to 10.4806	516,137,066	1.18	1.30 to 2.55	(2.03) to (0.78)
2010	61,117,799	10.1910 to 10.5627	638,001,577	1.51	1.30 to 2.55	(0.20) to 1.08

S15
2014	19,532,086	9.9867 to 9.7158	196,087,648	1.06	0.65 to 2.10	(0.17) to (1.62)
2013	21,172,711	9.8761 to 10.3242	214,945,968	—	0.65 to 2.10	(1.63) to (0.17)
2012	16,475,522	10.0204 to 10.4153	169,107,917	0.92	0.65 to 2.10	(0.15) to 1.34
2011	17,502,438	9.8879 to 10.3509	178,971,071	0.93	0.65 to 2.10	(1.92) to (0.48)
2010	13,481,729	10.2516 to 10.4739	139,938,767	1.22	1.35 to 2.10	0.01 to 0.78

SGC
2014	2,458,735	18.0722 to 16.8605	43,133,660	0.97	1.30 to 2.30	8.93 to 7.83
2013	3,123,825	15.4055 to 16.5907	50,543,702	1.14	1.30 to 2.55	33.42 to 35.13
2012	4,163,118	11.5464 to 12.2773	50,057,208	1.03	1.30 to 2.55	13.40 to 14.86
2011	4,999,791	10.1822 to 10.6890	52,578,640	1.02	1.30 to 2.55	(0.14) to 1.14
2010	6,122,866	10.1961 to 10.5682	63,936,768	—	1.30 to 2.55	19.02 to 20.54

S13
2014	2,084,776	18.9850 to 16.7971	36,217,594	0.76	0.65 to 2.10	9.45 to 7.85
2013	2,245,602	15.5745 to 17.3463	35,968,593	0.96	0.65 to 2.10	33.66 to 35.64
2012	2,464,431	11.6525 to 12.7888	29,350,708	0.82	0.65 to 2.10	13.57 to 15.26
2011	2,669,109	10.2605 to 11.0959	27,863,552	0.85	0.65 to 2.10	0.19 to 1.67
2010	2,387,778	10.2409 to 10.4631	24,767,620	—	1.35 to 2.10	1.52 to 19.98

7XX
2014	117,541,381	13.4270 to 16.1240	1,971,564,429	1.32	0.65 to 2.25	4.36 to 2.68
2013	126,127,582	12.8664 to 16.4701	2,046,366,884	2.37	0.65 to 2.35	13.77 to 15.75
2012	130,451,076	11.1157 to 14.3300	1,847,638,432	2.34	0.65 to 2.35	7.79 to 9.67
2011	132,031,901	10.1353 to 13.1593	1,721,386,983	1.19	0.65 to 2.35	(4.11) to (2.45)
2010	100,466,095	13.2989 to 13.5846	1,355,951,680	0.99	1.35 to 2.30	0.96 to 10.31

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

2XX
2014	460,623	$16.2667 to $19.1628	$9,081,918	0.28%	0.65% to 2.10%	2.52% to 1.02%
2013	528,380	15.8667 to 19.7365	10,256,649	0.87	0.65 to 2.30	36.47 to 38.77
2012	774,792	11.4339 to 14.3234	10,950,659	—	0.65 to 2.10	7.29 to 8.88
2011	837,562	10.5009 to 13.2484	10,975,717	0.43	0.65 to 2.10	(8.46) to (7.11)
2010	809,572	14.1248 to 14.3637	11,548,624	—	1.35 to 2.10	1.08 to 19.70

AAW
2014	217,510	16.1778 to 15.3122	3,398,500	0.00	0.65 to 2.30	5.40 to 3.65
2013	141,552	14.8423 to 15.1032	2,123,254	0.10	1.35 to 2.10	44.62 to 45.73
2012	66,327	10.2694 to 10.3639	684,152	—	1.35 to 2.05	11.70 to 12.51
2011	2,558	9.2014 to 9.2119	23,549	—	1.35 to 1.75	(7.99) to (7.88)

VKM
2014	611,449	17.0083 to 16.1461	10,179,165	—	1.35 to 2.10	0.47 to (0.30)
2013	738,540	16.1944 to 16.9294	12,247,977	0.22	1.35 to 2.10	34.60 to 35.63
2012	1,086,854	12.0317 to 12.4822	13,335,284	—	1.35 to 2.10	6.20 to 7.02
2011	1,270,344	11.2415 to 11.6637	14,623,674	0.23	1.35 to 2.30	(9.31) to (8.43)
2010	1,156,849	12.4665 to 12.7369	14,589,309	—	1.35 to 2.10	0.48 to 30.49

OCA
2014	1,118,112	17.7049 to 17.8763	24,702,393	0.18	0.65 to 2.35	14.38 to 12.42
2013	1,235,424	15.0291 to 20.7651	24,194,235	0.75	0.65 to 2.35	26.39 to 28.59
2012	1,492,800	11.8246 to 16.2632	22,858,138	0.40	0.65 to 2.55	10.89 to 13.06
2011	1,706,163	10.5815 to 14.4868	23,384,048	0.11	0.65 to 2.55	(3.88) to (2.01)
2010	1,870,731	10.9252 to 14.8892	26,312,656	—	1.30 to 2.55	0.50 to 7.73

OBV
2014	1,279,424	9.9711 to 9.3554	12,392,996	1.78	1.30 to 2.10	6.61 to 5.75
2013	1,457,258	8.8469 to 9.3527	13,279,282	2.13	1.30 to 2.10	10.46 to 11.37
2012	1,556,840	8.0088 to 8.3981	12,783,812	1.20	1.30 to 2.10	9.74 to 10.64
2011	1,674,843	7.2981 to 7.5719	12,476,713	2.09	1.35 to 2.10	(1.72) to (0.97)
2010	1,744,434	7.4258 to 7.6460	13,178,352	1.20	1.35 to 2.10	10.31 to 11.16

OGG
2014	1,381,266	14.9015 to 19.0074	28,038,218	0.87	0.65 to 2.25	1.39 to (0.24)
2013	1,563,988	14.6968 to 21.0555	31,659,251	1.15	0.65 to 2.25	24.14 to 26.17
2012	1,669,066	11.6489 to 16.7986	27,011,227	1.95	0.65 to 2.30	18.16 to 20.16
2011	2,105,725	9.6945 to 14.0727	28,580,499	1.05	0.65 to 2.30	(10.63) to (9.12)
2010	2,177,497	14.4679 to 15.5868	32,916,492	1.21	1.30 to 2.30	0.50 to 14.20

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

OMG
2014	13,047,751	$18.9570 to $18.5676	$283,142,011	0.58%	1.30% to 2.55%	8.97% to 7.59%
2013	17,117,234	16.1184 to 21.1921	341,777,797	0.86	1.30 to 2.55	28.09 to 29.73
2012	22,420,942	12.5260 to 16.3438	346,551,891	0.65	1.30 to 2.55	13.62 to 15.09
2011	27,952,286	10.9734 to 14.2086	377,082,799	0.60	1.30 to 2.55	(2.85) to (1.61)
2010	34,219,506	11.2437 to 14.4482	470,911,158	0.93	1.30 to 2.55	12.87 to 14.32

OMS
2014	240,139	25.4265 to 30.8428	7,829,293	0.63	1.30 to 2.25	10.20 to 9.14
2013	295,912	22.4228 to 31.3754	8,773,000	0.70	1.30 to 2.25	37.46 to 38.80
2012	385,170	16.2044 to 22.6169	8,255,859	0.32	1.30 to 2.30	14.95 to 16.13
2011	448,379	13.7877 to 19.4849	8,319,941	0.42	1.30 to 2.30	(4.62) to (3.65)
2010	596,815	14.3827 to 20.2332	11,503,067	0.41	1.30 to 2.30	20.23 to 21.46

AAQ
2014	15,812	12.8266 to 12.5091	200,985	0.00	1.35 to 2.10	(0.46) to (1.21)
2013	2,964	12.6629 to 12.8855	37,848	1.74	1.35 to 2.10	16.69 to 17.59
2012	3,537	10.9583 to 10.9583	38,756	0.47	1.35 to 1.35	8.28 to 8.28
2011	7,060	10.1102 to 10.1202	71,413	—	1.35 to 1.70	1.10 to 1.20

PRA
2014	2,092,555	14.0101 to 12.8805	28,444,593	5.05	1.35 to 2.25	(0.88) to (1.79)
2013	2,482,202	13.0602 to 14.1349	34,072,842	4.90	1.35 to 2.30	(2.03) to (1.08)
2012	1,672,848	13.0886 to 14.2893	23,316,562	6.80	1.35 to 2.55	12.00 to 13.39
2011	447,883	11.8723 to 12.6023	5,491,304	6.94	1.35 to 2.30	(0.38) to 0.58
2010	457,711	11.9181 to 12.5294	5,600,897	7.57	1.35 to 2.30	10.49 to 11.57

AAP
2014	2,156,461	11.3384 to 10.8039	23,698,600	5.13	0.65 to 2.10	(0.20) to (1.65)
2013	2,162,181	10.9857 to 11.3609	24,033,787	4.55	0.65 to 2.10	(1.99) to (0.54)
2012	1,970,809	11.2091 to 11.4228	22,244,284	5.61	0.65 to 2.10	12.38 to 14.06
2011	763,861	9.9739 to 10.0150	7,630,325	6.79	0.65 to 2.10	(0.26) to 0.15

BBD
2014	77,398	6.5292 to 6.2317	491,255	0.26	0.65 to 2.05	(19.15) to (20.29)
2013	98,183	7.8180 to 8.0757	777,700	1.66	0.65 to 2.05	(16.46) to (15.27)
2012	123,399	9.3588 to 9.5310	1,163,627	2.52	0.65 to 2.05	2.96 to 4.44
2011	62,501	9.0900 to 9.1261	569,007	6.68	0.65 to 2.05	(9.10) to (8.74)

PCR
2014	6,462,517	7.2412 to 6.6573	45,945,802	0.36	0.65 to 2.35	(18.96) to (20.34)
2013	6,478,457	8.3575 to 9.0834	57,375,797	1.73	0.65 to 2.35	(16.71) to (15.25)
2012	6,600,955	10.0337 to 10.8339	69,673,586	2.78	0.65 to 2.35	2.90 to 4.70
2011	7,266,721	9.7508 to 10.4158	73,969,457	14.31	0.65 to 2.35	(9.73) to (8.16)
2010	6,649,829	10.8013 to 11.4155	74,448,884	15.26	1.30 to 2.35	4.75 to 22.91

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

PMB
2014	664,024	$11.1479 to $16.9809	$17,205,673	5.23%	0.65% to 2.55%	0.86% to (1.07%)
2013	807,165	11.0524 to 27.6386	21,005,673	5.00	0.65 to 2.55	(9.34) to (7.57)
2012	954,608	11.9580 to 30.1155	27,021,992	4.93	0.65 to 2.30	15.18 to 17.13
2011	1,020,777	10.2089 to 25.8937	25,025,685	5.32	0.65 to 2.30	3.89 to 5.64
2010	1,018,985	15.5140 to 24.6843	24,113,288	4.90	1.30 to 2.30	(0.27) to 10.71

BBE
2014	39,674	10.7458 to 10.4797	422,707	5.08	1.35 to 2.10	0.05 to (0.71)
2013	50,359	10.5545 to 10.7402	537,988	4.90	1.35 to 2.10	(9.01) to (8.32)
2012	55,383	11.6001 to 11.7144	647,237	4.86	1.35 to 2.10	15.30 to 16.19
2011	41,476	10.0609 to 10.0824	417,873	0.68	1.35 to 2.10	0.61 to 0.82

6TT
2014	56,498,567	10.2107 to 10.8847	637,259,828	2.34	0.65 to 2.25	3.89 to 2.22
2013	72,498,400	9.8283 to 11.0842	794,289,727	3.11	0.65 to 2.25	(9.98) to (8.51)
2012	90,852,198	10.7422 to 12.2009	1,098,153,881	3.19	0.65 to 2.25	6.31 to 8.06
2011	92,518,029	9.9407 to 11.3711	1,044,595,551	1.81	0.65 to 2.25	(4.00) to (2.44)
2010	52,768,623	11.5909 to 11.7375	616,967,109	4.55	1.35 to 2.25	1.27 to 9.84

PRR
2014	4,261,623	13.8932 to 14.5017	66,613,350	1.43	1.30 to 2.30	1.76 to 0.73
2013	5,155,938	13.0181 to 16.0778	79,426,344	1.64	1.30 to 2.35	(11.35) to (10.40)
2012	5,645,895	14.6029 to 17.9528	97,276,054	1.08	1.30 to 2.35	6.19 to 7.34
2011	6,421,218	13.6738 to 16.7335	103,470,424	2.14	1.30 to 2.35	9.06 to 10.23
2010	8,101,705	12.4675 to 15.1880	118,890,037	1.45	1.30 to 2.35	5.57 to 6.71

PTR
2014	15,806,505	15.4850 to 13.6433	256,208,609	2.15	1.30 to 2.55	2.93 to 1.62
2013	19,151,407	13.4254 to 16.4258	302,435,033	2.20	1.30 to 2.55	(4.46) to (3.24)
2012	20,657,880	14.0524 to 16.9837	338,090,727	2.57	1.30 to 2.55	6.79 to 8.17
2011	24,120,523	13.1584 to 15.7088	366,194,416	2.61	1.30 to 2.55	0.98 to 2.27
2010	28,187,212	13.0311 to 15.3681	420,201,410	2.41	1.30 to 2.55	5.36 to 6.71

AAR
2014	2,039,866	10.8800 to 10.6106	22,002,171	—	1.35 to 2.10	2.45 to 1.68
2013	1,907,591	10.4357 to 10.7922	20,126,427	—	0.65 to 2.10	1.90 to 3.40
2012	687,110	10.2416 to 10.3425	7,077,333	—	1.35 to 2.10	2.17 to 2.95
2011	222,829	10.0243 to 10.0457	2,236,443	—	1.35 to 2.10	0.24 to 0.46

AAS
2014	877,251	18.3270 to 17.6051	15,909,266	1.59	1.35 to 2.55	11.14 to 9.79
2013	635,744	16.0356 to 16.4901	10,403,998	1.27	1.35 to 2.55	29.04 to 30.63
2012	212,723	12.4677 to 12.6236	2,672,455	1.41	1.35 to 2.30	16.55 to 17.69
2011	24,071	10.7052 to 10.7266	257,899	—	1.35 to 2.05	7.05 to 7.27

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

3XX
2012	—	$	— to $—	$—	6.91%	1.35% to 2.10%	8.59% to 9.37%
2011	358,397		9.7487 to 9.9895	3,542,567	2.32	1.35 to 2.10	(18.21) to (17.59)
2010	242,013		11.9196 to 12.1212	2,915,660	0.01	1.35 to 2.10	2.33 to 3.11

SBI
2012	—		— to —	—	5.92	0.65 to 2.30	11.03 to 12.79
2011	492,505		8.5574 to 8.7044	4,250,461	0.02	0.65 to 2.25	(14.66) to (13.26)
2010	107		10.0305 to 10.0305	1,073	—	1.65 to —	0.30 to —

SSA
2012	—		— to —	—	3.25	0.65 to 2.30	10.93 to 12.69
2011	2,632,636		9.3802 to 10.9384	26,193,175	0.72	0.65 to 2.30	(1.15) to 0.52
2010	1,555,115		9.4891 to 10.7582	15,434,805	—	1.30 to 2.30	1.39 to 14.94

SVV
2012	—		— to —	—	1.24	0.65 to 2.30	8.14 to 9.86
2011	25,668,113		8.2963 to 10.3275	219,794,746	0.65	0.65 to 2.30	(6.22) to (4.64)
2010	27,094,644		8.8470 to 9.1989	245,751,191	0.24	1.30 to 2.30	1.24 to 11.21

1XX
2012	—		— to —	—	—	0.01 to 0.02	11.71 to 13.48
2011	860,442		11.0483 to 14.1528	12,044,289	—	0.65 to 2.25	(3.42) to (1.84)
2010	690,018		14.2309 to 14.5204	9,947,413	—	1.35 to 2.25	1.09 to 24.16

SLC
2012	—		— to —	—	1.58	1.30 to 2.55	8.18 to 9.49
2011	32,153,502		8.6350 to 9.0649	286,911,643	0.63	1.30 to 2.55	(8.54) to (7.37)
2010	37,839,785		9.4413 to 9.7860	365,984,873	—	1.30 to 2.55	14.20 to 15.66

S12
2012	—		— to —	—	1.14	1.35 to 2.10	8.36 to 9.14
2011	1,500,444		8.6961 to 8.9528	13,280,139	0.41	1.35 to 2.10	(8.36) to (7.66)
2010	1,310,468		9.4899 to 9.6958	12,595,699	—	1.35 to 2.10	1.96 to 15.36

S14
2012	—		— to —	—	6.20	0.65 to 2.35	10.57 to 12.38
2011	2,326,972		10.3769 to 12.5235	28,641,325	7.11	0.65 to 2.35	1.58 to 3.35
2010	2,507,888		11.8365 to 12.1976	30,197,858	7.11	1.30 to 2.35	0.56 to 10.96

4XX
2012	—		— to —	—	2.91	0.65 to 2.55	5.28 to 7.21
2011	53,824,196		10.0220 to 12.2353	651,823,271	2.46	0.65 to 2.25	1.03 to 2.68
2010	37,284,808		11.7482 to 12.0005	444,483,583	1.98	1.35 to 2.30	0.47 to 5.83

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,				For the years ended December 31,
	Units	Unit Value[4]		Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]

S16
2012	—	$	— to $—	$—	0.08%	1.35% to 2.35%	14.74% to 15.84%
2011	3,190,123		10.1503 to 10.5521	33,258,401	—	1.35 to 2.35	(10.19) to (9.27)
2010	3,345,323		11.3017 to 11.6302	38,555,488	—	1.35 to 2.35	1.63 to 21.13

LGF
2012	—		— to —	—	0.00	0.01 to 0.02	9.67 to 10.46
2011	663,785		8.1864 to 8.5485	5,569,702	0.07	1.35 to 2.10	(6.79) to (6.08)
2010	569,042		8.7830 to 9.1019	5,093,897	0.05	1.35 to 2.10	0.85 to 17.59

IGB
2012	—		— to —	—	2.16	0.65 to 2.55	3.39 to 5.29
2011	13,453,290		10.4456 to 12.6212	166,269,297	3.37	0.65 to 2.35	4.28 to 6.09
2010	10,165,312		11.1662 to 11.9811	119,314,751	3.25	1.30 to 2.35	0.18 to 6.11

CMM
2012	—		— to —	—	—	0.65 to 2.30	(2.16) to (0.61)
2011	14,892,335		9.2761 to 10.3511	150,078,153	—	0.65 to 2.30	(2.29) to (0.65)
2010	11,093,798		9.4938 to 10.4923	113,075,492	—	1.30 to 2.30	(2.30) to (0.07)

WTF
2014	23,675		19.3972 to 18.0911	444,753	—	1.35 to 2.05	1.75 to 1.03
2013	28,431		17.9073 to 19.0638	526,566	0.29	1.35 to 2.05	31.82 to 32.76
2012	37,543		13.5845 to 14.3593	525,113	0.37	1.35 to 2.05	16.02 to 16.85
2011	56,247		11.7091 to 12.2887	676,190	2.12	1.35 to 2.05	(19.37) to (18.79)
2010	62,686		14.3506 to 15.1320	930,311	0.57	1.35 to 2.25	23.72 to 24.86

USC
2014	4,347		18.6096 to 17.8815	79,117	—	1.65 to 2.05	3.06 to 2.64
2013	4,578		17.4222 to 18.0578	80,974	0.14	1.65 to 2.05	31.01 to 31.55
2012	4,820		13.2981 to 13.7272	64,970	0.32	1.65 to 2.05	17.54 to 18.03
2011	4,964		11.3133 to 11.6306	56,842	—	1.65 to 2.05	(5.47) to (5.08)
2010	4,696		11.9677 to 12.2534	56,768	—	1.65 to 2.05	20.83 to 21.32

AAL
2014	3,836,516		11.2995 to 10.5269	41,913,262	1.36	0.65 to 2.55	4.90 to 2.90
2013	3,349,146		10.2303 to 10.7712	35,196,445	1.25	0.65 to 2.55	(4.92) to (3.07)
2012	2,389,154		10.8060 to 11.1121	26,148,333	1.41	0.65 to 2.30	3.64 to 5.40
2011	1,392,144		10.4297 to 10.5425	14,584,779	1.53	0.65 to 2.25	4.30 to 5.43

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

10. FINANCIAL HIGHLIGHTS (CONTINUED)

[2]	Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of units. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The ranges for the current year total return are based on the groupings that produced the lowest and highest expense ratios.
[4]	The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditors’ Report,

Statutory Financial Statements as of

December 31, 2014 and 2013 and for the Years

Ended December 31, 2014, 2013 and 2012

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2014 and 2013, and the related statutory statements of operations, of changes in capital stock and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As disclosed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 27, 2015

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 (not presented herein), and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for the year then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein) or the results of its operations or its cash flows for the year then ended.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 (not presented herein), and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

Boston, Massachusetts

April 24, 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2014 AND 2013 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2014	2013
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS:
Debt securities	$5,331,560	$4,759,852
Preferred stocks	33,120	23,150
Common stocks	496,736	401,403
Mortgage loans on real estate	671,120	748,309
Properties held for the production of income	—	60,239
Properties held for sale	6,225	39,319
Cash, cash equivalents and short-term investments	2,797,104	1,440,125
Contract loans	623,220	537,058
Derivatives	255,524	174,613
Other invested assets	491,951	192,397
Receivable for securities	33,531	46,716
Investment income due and accrued	70,786	71,544
Amounts recoverable from reinsurers	15,772	30,901
Current federal and foreign income tax recoverable	15,519	19,238
Net deferred tax asset	207,585	184,237
Receivables from parent, subsidiaries and affiliates	2,049	570
Cash value of company owned life insurance	89,946	—
Reinsurance deposit accounting	176,764	—
Other assets	30,697	34,789

Total general account assets	11,349,209	8,764,460
SEPARATE ACCOUNT ASSETS	29,350,568	30,514,738

TOTAL ADMITTED ASSETS	$40,699,777	$39,279,198

	2014	2013
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES:
Aggregate reserve for life contracts	$7,274,572	$6,682,361
Liability for deposit-type contracts	215,544	184,482
Contract claims	36,076	32,048
Other amounts payable on reinsurance	5,327	3,754
Interest maintenance reserve	11,021	—
Commissions to agents due or accrued	8,248	8,413
General expenses due or accrued	58,998	57,097
Transfers from Separate Accounts due or accrued	(705,218)	(825,956)
Remittances and items not allocated	7,302	1,289
Borrowed money and accrued interest thereon	210,022	—
Asset valuation reserve	154,431	68,961
Payable for securities	1,808,492	438,039
Reinsurance in unauthorized companies	145	16
Funds held under reinsurance treaties with unauthorized reinsurers	260,824	252,457
Funds held under coinsurance	176,764	—
Derivatives	83,125	321,947
Other liabilities	148,949	100,584

Total general account liabilities	9,754,622	7,325,492
SEPARATE ACCOUNT LIABILITIES	29,353,673	30,543,286

Total liabilities	39,108,295	37,868,778
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value—10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	366,347	185,285

Total surplus	1,585,045	1,403,983

Total capital stock and surplus	1,591,482	1,410,420

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$40,699,777	$39,279,198

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
INCOME:
Premiums and annuity considerations	$1,783,056	$1,559,375	$415,915
Considerations for supplementary contracts with life contingencies	29,190	23,283	18,123
Net investment income (loss)	50,614	(318,661)	613
Amortization of interest maintenance reserve	18,502	19,884	13,396
Commissions and expense allowances on reinsurance ceded	3,676	5,402	(557)
Reserve adjustments on reinsurance ceded	—	(141)	170
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	480,820	541,274	539,845
Change in cash value of company owned life insurance	(54)	—	—
Investment income on reinsurance deposit asset	102,960	—	—
Other income	106,183	118,236	134,495

Total Income	2,574,947	1,948,652	1,122,000
BENEFITS AND EXPENSES:
Death benefits	153,679	119,471	35,535
Annuity benefits	682,288	714,186	756,487
Surrender benefits and withdrawals for life contracts	3,385,457	2,996,819	2,781,813
Interest and adjustments on contracts or deposit-type contract funds	9,688	(26,269)	(5,342)
Payments on supplementary contracts with life contingencies	35,769	14,146	11,929
Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	644,086	(68,412)	(550,180)

Total Benefits	4,910,967	3,749,941	3,030,242
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	109,136	105,117	109,722
Commissions and expense allowances on reinsurance assumed	127	132	131
General insurance expenses	216,356	191,813	152,556
Insurance taxes, licenses and fees, excluding federal income taxes	6,025	5,658	10,032
Net transfers (from) to Separate Accounts, net of reinsurance	(2,749,140)	(2,657,842)	(2,215,192)
Investment (income) expense on funds withheld	(225,350)	23,453	79,544
Other deductions	3,832	44,148	(3,238)

Total Benefits and Expenses	2,271,953	1,462,420	1,163,797

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	302,994	486,232	(41,797)
Federal income tax expense (benefit), excluding tax on capital gains (losses)	6,861	(84,275)	(84,977)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	296,133	570,507	43,180
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	19,628	112,373	(443,936)

NET INCOME (LOSS)	$315,761	$682,880	$(400,756)

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,410,420	$1,235,854	$1,315,271
Net income (loss)	315,761	682,880	(400,756)
Change in net unrealized capital gains (losses), net of deferred income tax	424,710	(232,924)	158,563
Change in net unrealized foreign exchange capital (losses) gains	(1,413)	(4,954)	3,872
Change in net deferred income tax	(123,660)	(202,295)	(287,767)
Change in non-admitted assets	151,478	64,940	355,645
Change in liability for reinsurance in unauthorized companies	(129)	(2)	(7)
Change in asset valuation reserve	(85,470)	(21,820)	141,040
Changes in Separate Accounts surplus	25,443	(29,004)	54
Cumulative effect of changes in accounting principles (Note 1)	—	—	21,800
Decrease in surplus paid in	—	(82,794)	—
Dividends to stockholders	(185,000)	—	—
Stock option excess tax benefits	—	539	(184)
Investment expense on funds withheld—unrealized	(340,658)	—	—
Increase in unassigned surplus—quasi reorganization	—	1,851,883	—
Decrease in gross paid in and contributed surplus—quasi reorganization	—	(1,851,883)	—
Surplus change from SSAP 10R	—	—	(71,677)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,591,482	$1,410,420	$1,235,854

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012 (IN THOUSANDS)

	2014	2013	2012
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,812,246	$1,582,658	$428,308
Net investment income	322,375	408,807	492,927
Federal and foreign income taxes received	528	73,478	56,336
Miscellaneous income	609,258	671,892	707,003

Total receipts	2,744,407	2,736,835	1,684,574
Benefits and loss related payments	4,317,666	3,806,068	3,768,957
Net transfers (from) to Separate Accounts	(2,869,878)	(2,693,451)	(2,307,128)
Commissions, expenses paid and aggregate write-ins for deductions	343,135	388,367	277,329

Total payments	1,790,923	1,500,984	1,739,158

Net cash from operations	953,484	1,235,851	(54,584)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	4,543,013	5,056,787	2,404,110
Cost of investments acquired	(4,041,788)	(2,719,801)	(2,642,421)
Net (increase) decrease in contract loans and premium notes	(86,505)	27,009	18,509

Net cash from investments	414,720	2,363,995	(219,802)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	(82,796)	—
Borrowed funds	210,023	(100,002)	(18,003)
Net deposits on deposit-type contracts and other liabilities	31,062	(943,849)	(64,737)
Dividends to stockholders	(185,000)	—	—
Other cash (used) provided	(67,310)	(1,374,505)	(48,603)

Net cash from financing and miscellaneous sources	(11,225)	(2,501,152)	(131,343)

Net change in cash, cash equivalents, and short-term investments	1,356,979	1,098,694	(405,729)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,440,125	341,431	747,160

End of year	$2,797,104	$1,440,125	$341,431

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2014	2013	2012
Exchanges of debt securities	$192,199	$82,024	$18,951
Transfer of mortgages to other invested assets	—	11,816	41,120
Transfer of mortgages out of other invested assets	—	54,474	—
Transfer of real estate to other invested assets	—	11,637	—
Distribution of previously wholly-owned subsidiary to former parent	—	70,700	—
Quasi-reorganization	—	1,851,883	—
Premium related to SPWL recapture	—	1,331,908	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in the State of New York and Rhode Island. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, disability, dental and stop loss insurance, and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, DLNY, reinsure portions of their individual life insurance, annuity, and group life, disability and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through its subsidiary, DLNY, continued to offer group life, disability, dental and stop loss insurance. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset. ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively. Effective December 10, 2012, after receiving regulatory approval, ILAC re-domesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used. During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent. (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with market value adjustment (“MVA”) are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified. As a result, derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC rating of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons were initially made to the model based on amortized cost. Where the resulting rating was NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities –Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI using the scientific method. Where the NAIC rating of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value except investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line, method net of encumbrances. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Since October 1, 2008, The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item and are carried, at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amends SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$71,677
Change in non-admitted DTA as a result of adoption	(49,877)

Cumulative effect of change in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes-Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus. The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures related to the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2015, the NAIC adopted SSAP No. 40R. Real Estate Investments (“SSAP 40R”), SSAP No. 40R now incorporates guidance for wholly-owned, single real estate held in an LLC under certain conditions. The adoption of SSAP No. 40R is not expected to have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
Entity Name	Type of Subsidiary	December 31,
		2014	2013
DLNY	Insurance	$417,563	$399,949
DL Reinsurance Company (“DLRC”)	Insurance	30,000	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$499,017	$401,403

The Company also owns all of the shares of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”). Both equity values totaled $0.5 million and are non-admitted assets as of December 31, 2014 and 2013.

In addition, the Company owns the membership interests of limited liability companies including DL Investment DELRE Holdings 2009-1, LLC (the “LLC”) and the newly formed IDF IX, LLC totaling $6.3 million. The values of both entities are non-admitted as of December 31, 2014. The value of LLC totaled $6.3 million and was non-admitted as of December 31, 2013.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Reinsurance Related Agreements

Effective December 31, 2014, the Company entered into a combination modified coinsurance and funds withheld coinsurance agreement (the “agreement” or “treaty”) with DL Reinsurance Company (“DLRC”), a wholly owned subsidiary of the Company incorporated on October 23, 2014, and licensed in State of Delaware effective December 22, 2014. The treaty does not transfer insurance risk to DLRC, the assuming company, but does transfer hedging risk. SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance does not provide specific guidance on reinsurance contracts that do not transfer insurance risk but transfer hedging risk. The Department approved the treaty on December 29, 2014. As a result of this treaty, gains (losses) related to the hedging previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impacts of this treaty in the December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(amounts in thousands)	Treaty Impacts
Statement of Operations
Investment income on reinsurance deposit asset	$102,960

Total Revenue	$102,960
Investment expense on funds withheld	$(237,697)

Total policyholder benefits and expenses	$(237,697)

Net gain from operations after dividends and before federal income taxes	$340,657

Statement of Changes in Capital Stock and Surplus
Investment expense on funds withheld—unrealized	$(340,657)

Net change in capital stock and surplus from reinsurance treaty	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $176.8 million and a corresponding amount in funds held under reinsurance liability.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30.0 million to DLRC during the fourth quarter of 2014.

The Company made a capital contribution of $90.0 million to DL Services Holdings LLC, a wholly-owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013. The net impact to the Company’s surplus was a decrease of $64.2 million. The Company recorded the distribution as a return of gross paid in and contributed surplus.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2014, 2013 and 2012. On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. No dividends were paid during the year ended December 31, 2013 and 2012.

Other Invested Assets

The Company also owns the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred the LLC, and $54.5 million was transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. As of December 31, 2013, no mortgages were held in the LLC. Remaining assets as of December 31, 2014 include $5.1 million in real estate resulting from foreclosure, cash and other small balances related to the real estate. Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Debt and Surplus Note Transactions

On June 26, 2013, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”); an affiliate formerly known as Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on outstanding principal is based on LIBOR plus 0.60%. The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013. The note will mature on June 30, 2015. There was no outstanding balance at December 31, 2014.

The Company incurred interest expenses under borrowings with former affiliates totaling $0.5 million for each of the years ended December 31, 2013 and 2012.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2014 and 2013, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2014, the Noteholders were as follows:

•	DLICM, LLC

•	DLICT, LLC

•	DLPR, LLC

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2014 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, SLF Finance, at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Year Ended December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. Code s. 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to SLF Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum, and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012. The Company expensed $43.3 million, $43.3 million and $42.7 million for interest on these surplus notes for years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was approximately $770.3 million. There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all payments and the related accrual in the amount of $4.3 million at both December 31, 2014 and 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011. The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement. Total interest credited for these three funding agreements was $3.0 million and $7.3 million for the years ended December 31, 2013 and 2012, respectively. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million and $0.8 million for years ended December 31, 2013 and 2012, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million and $18.0 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively.

On December 31, 2009, the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction. At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis. During December, 2012, the values of the assets transferred were written down to zero, and the remaining liability was amortized into income. The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted. The Company has no remaining future minimum lease payments related to these assets.

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million and $75.1 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company recorded reimbursements of $48.7 million and $129.6 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million and $7.5 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million and $18.4 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million and $25.3 million for the period ended July 31, 2013 and the year ended December 31, 2012, respectively. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $11.4 million and $14.2 million for the period ended July 31, 2013, and the year ended December 31, 2012, respectively. This agreement terminated in connection with the Sale Transaction.

During 2012 the Company paid $10.2 million in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA for the period ended December 31, 2014 were $3.2 million and $1.3 million, respectively, for the period August 2, 2013 to December 31, 2013, of which $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company received reimbursements related to this agreement of $14.8 million, $12.1 million and $30.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $0.0 million, $4.1 million, and $16.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company paid $1.6 million, $8.5 million and $15.7 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch. Rent received by the Company under the lease amounted to approximately $12.6 million for the year 2012. Rental income is reported as a component of net mortgage loan. (Refer to Note 17 for amount of lease commitments).

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses under this agreement amounted to approximately $10.9 million and $6.7 million for the years ended December 31, 2014 and 2013, respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $34 thousand and no expenses related to this agreement for the years ended December 31, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses under this agreement amounted to approximately $47.3 million and $25.5 million for the years ended December 31, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses under this agreement amounted to approximately $3.6 million and $0.1 million for the years ended December 31, 2014 and 2013, respectively. In addition, the Company incurred $18.9 million and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2014 and 2013, respectively.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $3.8 million and $10.3 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses under this agreement amounted to $2.9 million and $8.2 million for the five month period August 2, 2013 through December 31, 2013 and year ended December 31, 2014, respectively.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $2.0 million and $0.6 million due from related parties at December 31, 2014 and 2013, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income in 2014 and the average yield of the short-term investments was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

Corporate owned life insurance (“COLI”) with a net realizable value of $89.9 million as of December 31, 2014 was purchased by the Company through a single member LLC on the lives of key executives from Equitrust Life Insurance Company (“ELIC”), a related party.

The Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million.

At December 31, 2014 and 2013, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2014	2013
Debt securities	$945,239	$1,000,862
Common Stocks	29,270	—
Short -term Investments	69,203	220,467
Other invested assets	101,460	102,750

Total	$1,145,172	$1,324,079

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction.

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company. These assets were subsequently sold to the U.S. Branch, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million. In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of these contracts at December 31, 2014 was approximately $298.0 million. At December 31, 2014 and 2013, there was no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC. Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. The total account value of these policies was approximately $9.8 million and $10.9 million at December 31, 2014 and 2013 respectively. There is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company’s guarantor could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, and $(0.2) million for the years ended December 2013 and 2012, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $1.6 million, $7.0 million and $7.8 million relating to RSUs for the years ended December 31, 2014, 2013 and 2012, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

		December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$267,085	$3,191	$(564)	$269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total debt securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

		December 31, 2013
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047	—	28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	—	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644

Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793

Preferred Stocks	$23,150	$104	$(1,558)	$21,696

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

	December 31, 2014
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$261,122	$262,735
Due after one year through five years	713,648	733,273
Due after five years through ten years	1,429,285	1,468,583
Due after ten years	1,652,142	1,715,229

Total before asset and mortgage-backed securities	4,056,197	4,179,820
Asset and mortgage-backed securities	1,275,363	1,286,582

Total	$5,331,560	$5,466,402

Proceeds from sales and maturities of investments in debt securities during 2014, 2013 and 2012, were $2.7 billion, $4.1 billion, and $2.2 billion, including non-cash transactions of $192.2 million, $82.0 million and $19.0 million, respectively; gross gains were $69.1 million, $264.3 million and $56.8 million, respectively; and gross losses were $8.6 million, $23.4 million and $31.0 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million and $4.2 million for the years ended December 31, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2014 and 2013, respectively.

The fair values of publicly-traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for Loan-Backed and Structured Securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2014 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. There were no credit impairments recorded in 2014 and 2013 on LBSS held as of December 31, 2014 and 2013 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Credit Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the Credit Committee exercises considerable judgment. Based on the Committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the Committee’s expectations and may result in impairment or write-offs.

“Impaired List”—Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. There were no write-downs of debt securities incurred in 2014. For the years ended, December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loan’s as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total debt securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2013 were as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$147,222	$(6,975)	—	$—	$—	6	$147,222	$(6,975)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	139	—	—	—	—	1	139	—
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	—	178	1,226,167	(55,717)
Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)

Total debt securities	222	$1,477,776	$(70,306)	6	$5,759	$(1,265)	228	$1,483,535	$(71,571)

Preferred Stocks	2	$20,441	$(1,558)	—	$—	$—	2	$20,441	$(1,558)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2013. This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$1,135	$1,135	$1,132
Collateralized debt obligations	404	404	400

	$1,539	$1,539	$1,532

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio for the years ended December 31, 2014 and 2013:

	2014	2013
Alabama	$8,022	$9,228
Alaska	4,925	5,111
Arizona	11,782	14,286
California	66,065	52,347
Colorado	48,381	22,198
District of Columbia	11,658	12,043
Florida	74,456	84,375
Georgia	18,366	20,220
Idaho	1,693	1,748
Illinois	32,610	35,545
Indiana	1,563	1,622
Kansas	1,541	1,627
Kentucky	7,531	18,122
Louisiana	9,202	9,734
Maryland	9,488	13,562
Massachusetts	4,743	5,011
Michigan	8,101	8,363
Minnesota	22,590	17,138
Missouri	20,222	34,663
Mississippi	3,003	3,100
Montana	1,400	1,495
Nebraska	979	2,241
New Jersey	6,913	7,232
New Mexico	5,072	5,274
New York	86,679	97,390
North Carolina	19,042	21,028
North Dakota	—	249
Ohio	28,584	40,080
Oklahoma	—	483
Oregon	12,709	14,265
Pennsylvania	20,914	34,515
Rhode Island	405	552
South Carolina	22,393	23,771
Tennessee	9,186	10,651
Texas	72,912	84,865
Utah	12,236	23,984
Virginia	2,998	3,371
Washington	6,821	11,925
West Virginia	3,447	3,663
Wisconsin	4,448	2,784
General allowance for loan loss	(11,960)	(11,552)

Total Mortgage Loans on Real Estate	$671,120	$748,309

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2014 and 2013.

The Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost $15.9 million during the year ended December 31, 2013 with a rate of 4.54% During the years ended December 31, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $3.5 million and $4.2 million at December 31, 2014 and 2013, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million and $11.5 million at December 31, 2014 and 2013, respectively. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2014, the Company individually and collectively evaluated loans with a gross carrying value of $686.5 million and $674.3 million, respectively. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.

As of December 31, 2014, the Company held 14 restructured loans with a gross book value of $35.0 million and as of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2014 and 2013.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Recorded Investment (All)
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30 - 59 Days Past Due	—	—	—	—	4,117	—	4,117
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2013
Recorded Investment
Current	$—	$—	$—	$—	$755,805	$—	$755,805
30 - 59 Days Past Due	—	—	—	—	8,231	—	8,231
60 - 89 Days Past Due	—	—	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002
December 31, 2013
With Allowance for Credit Losses	$—	$—	$—	$—	$20,454	$—	$20,454
No Allowance for Credit Losses	—	—	—	—	34,918	—	34,918

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on
Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2013
Average Recorded Investment	$—	$—	$—	$—	$2,517	$—	$2,517
Interest Income Recognized	—	—	—	—	204	—	204
Recorded Investments on
Nonaccrual Status	—	—	—	—	20,454	—	20,454
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

(In Thousands)		2014	2013	2012
Balance at beginning of period		$15,727	$15,701	$34,498
Additions charged to operations		1,108	1,851	5,872
Direct write-downs charged against the allowances		—	(96)	(15,715)
Recoveries of amounts previously charged off		(1,420)	(1,729)	(8,954)

Balance at end of period		$15,415	$15,727	$15,701

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2014 and 2013:

(In Thousands)
Internal Risk Rating	2014	2013
AAA	$—	$—
AA	26,385	26,964
A	43,541	25,763
BBB	99,276	131,846
BB and Lower	466,660	524,091
Impaired	50,673	55,372

Total	$686,535	$764,036

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

The following table provides an aging of past due commercial mortgage loans as of December 31, 2014 and 2013, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2014	2013
Current	$682,418	$755,805
30-59 Days Past Due	4,117	8,231
60-89 Days Past Due	—	—
Greater Than 90 Days - Accruing	—	—
Greater Than 90 Days - Not Accruing	—	—

Total Past Due	$4,117	$8,231

Total allowance for loan loss	(15,415)	(15,727)

Total mortgage loans on real estate	$671,120	$748,309

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

5.	REAL ESTATE

The Company held one real estate property for sale at the end of December 31, 2014 with a carrying value of $6.2 million. The property is expected to be sold within the next statement period. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company held four real estate properties for sale at period end December 31, 2013 with a carrying value of $39.3 million. One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties were sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Realized gains (losses):
Debt securities	$60,537	$202,265	$(341,475)
Preferred stocks	79	—	71
Common stocks	—	761	917
Common stocks of affiliates	—	50,283	—
Mortgage loans	—	246	(25,080)
Real estate	21,273	44,289	1,924
Cash, cash equivalents and short-terms	212	108	(1)
Other invested assets	(2)	(1,965)	476
Other hedging investments	(62,216)	—	—
Derivative instruments	51,430	(185,784)	(38,009)

Subtotal	71,313	110,203	(401,177)
Capital gains tax expense (benefit)	(3,669)	28,847	(2,216)

Net realized gains (losses)	74,982	81,356	(398,961)
(Gains) losses transferred to IMR (net of taxes)	(55,354)	31,017	(44,975)

Total	$19,628	$112,373	$(443,936)

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$2,659	$(2,692)	$162,954
Common stocks	—	—	(25)
Common stocks of affiliates/unaffiliated	18,189	7,614	46,080
Mortgage loans	203	(17)	12,218
Derivative instruments	392,514	(237,782)	(61,068)
Other hedging investments	9,597	—	—
Other invested assets	1,548	(47)	(1,596)

Total	$424,710	$(232,924)	$158,563

Deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($26.6) million, ($129.5) million and $60.6 million at December 31, 2014, 2013 and 2012, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Debt securities (unaffiliated)	$197,595	$260,539	$357,153
Preferred stocks	1,813	1,342	1,336
Common stocks	—	13	—
Mortgage loans	50,062	48,116	56,621
Real estate	8,822	19,232	28,693
Contract loans	22,837	23,299	24,446
Cash, cash equivalents and short-terms	62,575	14,023	510
Derivative instruments	(225,328)	(616,216)	(394,532)
Other invested assets	22,160	9,854	5,660
Other investment income	—	3,141	554

Gross investment (loss) income	140,536	(236,657)	80,441

Interest expense on surplus notes	44,009	43,260	42,752
Investment expenses and other interest expense on borrowed money	45,913	38,744	37,076

Net investment income (loss)	$50,614	$(318,661)	$613

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2014 and 2013 was $10.3 thousand and $4.0 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in fixed and variable annuity products. Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, “Accounting for Derivative Instruments and Hedging Income Generation, and Replication(Synthetic Asset) Transactions” (“SSAP No. 86”), are carried at zero value or cumulative foreign currency gains, respectively. Swaps entered into on January 1, 2003 and after as well as options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item. The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2014 and 2013, the Company pledged $151.3 million and $371.3 million, respectively, in U.S. Treasury securities and Corporate Bonds as collateral to counterparties. At December 31, 2014 and 2013, counterparties pledged to the Company $123.6 million and $86.8 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

8.	DERIVATIVES (CONTINUED)

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2014 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

	Outstanding at December 31, 2013 (per SSAP No. 86)

	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest rate swaps	$3,658,000	$(270,235)	$—	$(270,235)
Currency swaps	67,500	(8,553)	—	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005

Total	$9,201,998	$(141,154)	$108,822	$(249,976)

At December 31, 2014 and 2013, open futures contracts had a notional value of $3,111.0 million and $3,803.8 million and a fair value of $(18.7) million and $(6.2) million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.3 billion and $1.3 billion as of December 31, 2014 and 2013, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Premiums and annuity considerations:
Direct	$1,848,605	$238,879	$453,109
Recaptured amount from former affiliate—SPWL	—	1,331,908	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(18,449)	—
Ceded—Affiliated	(51,827)	20,104	(24,101)
Ceded—Non-affiliated	(13,722)	(13,067)	(13,093)

Net premiums and annuity considerations	$1,783,056	$1,559,375	$415,915

Insurance and other individual policy benefits and claims:
Direct	$915,197	$938,717	$968,595
Assumed—Non-affiliated	6,978	9,254	5,503
Recaptured amount from former affiliate—SPWL	—	(27,904)	—
Ceded—Affiliated (former affiliate effective August, 2013)	—	(19,825)	—
Ceded—Affiliated	(41,766)	(22,462)	(145,408)
Ceded—Non-affiliated	(8,673)	(29,977)	(24,739)

Net policy benefits and claims	$871,736	$847,803	$803,951

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2014 and 2013, the Company had $15.0 million and $16.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.6 million as of December 31, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS (CONTINUED)

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2014 and 2013 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2014 and 2013, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits are as follows:

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct and Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES (CONTINUED)

December 31, 2013

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$1,223,241	$—	$1,223,241	5.01%
At book value less current surrender charge of 5% or more	1,746,504	—	—	1,746,504	7.16%
At fair value	—	—	18,451,703	18,451,703	75.61%

Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	87.78%
At book value without adjustment
(minimal or no charge or adjustment)	$2,127,038	$—	$—	$2,127,038	8.72%
Not subject to discretionary withdrawal	827,001	—	27,588	854,589	3.50%

Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100.00%
Reinsurance ceded	30,022	—	—	30,022

Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-unitized Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statement of Operations for the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

For the current reporting year, the Company reported assets and liabilities from the following:

•	Variable Life

•	Variable Annuity

•	Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account whereas the non-unitized Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

As of December 31, 2014 and 2013, the Company maintained Separate Account statement included legally insulated assets of $28,051.0 million and $28,916.1 million, respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2014 were attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non - Legally Insulated Assets
(In millions)
Variable Life	$10,904.3	$—
Variable Annuity	17,146.7	—
Market Value Adjusted Annuity	—	1,299.6

Total	$28,051.0	$1,299.6

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $24,229.3 million and $25,902.5 million of non-guaranteed Separate Account reserves and $902.5 million and $1,223.2 million of guaranteed Separate Account reserves as of December 31, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

As of December 31, 2014 and 2013, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $18,173.1 million and $20,132.6 million, respectively.

To compensate the General Account for the risk taken, the Separate Account paid risk charges of $194.2 million, $238.7 million and $191.1 million during the years ended December 31, 2014, 2013 and 2012, respectively.

For the years ended December 31, 2014, 2013 and 2012, the Company’s General Account paid $81.6 million, $115.6 million and $110.1 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the Separate Account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2013	$12,624	$275,246	$287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair value	296,456	25,902,465	26,198,921
Amortized cost	926,785	—	926,785

Total reserves	$1,223,241	$25,902,465	$27,125,706

By withdrawal characteristics:
With fair value adjustment	$1,223,241	$—	$1,223,241
At fair value	—	25,874,877	25,874,877

Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary withdrawal	—	27,588	27,588

Total	$1,223,241	$25,902,465	$27,125,706

Below is the reconciliation of Net Transfers from (to) Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2014	2013	2012
Transfers to Separate Accounts	$389,023	$287,870	$470,719
Transfers from Separate Accounts	(3,138,163)	(2,945,712)	(2,685,911)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,749,140)	$(2,657,842)	$(2,215,192)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2014 or 2013.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The	Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)	$—	$—	$—	$—
Industrial and miscellaneous	—	—	47,719	47,719
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed securities	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,706	26,945,076

Total assets at fair value	$20,588,555	$6,006,340	$654,896	$27,249,791

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities—Unaffiliated (b)	$—	$—	$—	$—
Asset-backed securities	—	—	1,637	1,637
Residential mortgage-backed securities	—	527	—	527
Commercial mortgage-backed securities	—	—	9,751	9,751
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	904	50,473	—	51,377
Equity contracts	7,650	97,293	17,909	122,852
Foreign exchange contracts	384	—	—	384
Separate Accounts assets (c)	21,817,296	5,663,362	585,422	28,066,080

Total assets at fair value	$21,826,234	$5,811,655	$614,719	$28,252,608

Liabilities at fair value:
Separate Accounts (c)	$—	$(23,791)	$—	$(23,791)
Derivative liabilities (d)
Interest rate contracts	(827)	(305,864)	—	(306,691)
Equity contracts	(6,234)	—	—	(6,234)
Foreign exchange contracts	(468)	(8,554)	—	(9,022)

Total liabilities at fair value	$(7,529)	$(338,209)	$—	$(345,738)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

(a)	Common stocks are carried at fair value.

(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC rating. Separate Account assets also include $1,633 million and $1,387.4 million of investment income and receivables due at December 31, 2014 and 2013, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2014 and December 31, 2013.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2014:

(In Thousands)	Beginning Balance at 01/01/2014	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	0
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	0
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

(In Thousands)	Beginning Balance at 01/01/2013	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2013
Assets:
Common stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debt securities—Unaffiliated
Asset-backed securities	19,405	—	—	807	26	89	—	—	(18,690)	1,637
Residential mortgage-backed securities	6,486	—	—	(1,109)	—	—	—	(4,610)	(767)	—
Commercial mortgage-backed securities	—	10,790	—	(518)	(4,416)	—	—	—	3,895	9,751
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	—	(7,844)	—	3,930	21,823	—	—	—	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	—	(59,680)	(36,057)	585,422

Total assets	$534,122	$86,237	$(23,723)	$(1,005)	$30,348	$104,649	$—	$(64,290)	$(51,619)	$614,719

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

(In Thousands)	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
	Matrix Pricing	Spreads	—	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	—	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	102

Total assets			$133,538

There were no significant changes made in valuation techniques during 2014.

Derivative values in the above table are presented on a gross basis.

Aggregate Fair value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2014:

	2014
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives – futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives – futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2013:

	2013
(In Thousands)
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,440,125	$1,440,125	$374,434	$1,065,691	$—	$—
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	—
Preferred stocks	21,696	23,150	—	20,599	1,097	—
Mortgages loans on real estate	779,201	748,309	—	—	779,201	—
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	—
Derivatives – swaps and forwards	35,629	35,629	—	35,629	—	—
Derivatives—futures	1,350	1,350	1,350	—	—	—
Contract loans	536,003	537,058	—	—	536,003	—
Other invested assets	184,991	183,199	—	19,098	165,893	—
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	—
Contractholder deposit funds and other policyholder liabilities	(185,647)	(184,482)	—	—	(185,647)	—
Derivatives – swaps and forwards	(314,418)	(314,418)	—	(314,418)	—	—
Derivatives—futures	(7,529)	(7,529)	(7,529)	—	—	—
Separate account liabilities	(56,386)	(56,386)	—	(23,791)	(32,595)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include Low Income Housing Tax Credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued using the same methodology described above. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2014 and December 31, 2013.

The components of the DTAs and deferred tax liabilities (“DTLs”) as of December 31, 2014 and December 31, 2013 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$465,109	$—	$465,109	$552,009	$5,856	$557,865	$(86,900)	$(5,856)	$(92,756)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	465,109	—	465,109	552,009	5,856	557,865	(86,900)	(5,856)	(92,756)
Deferred Tax Assets Nonadmitted	176,583	—	176,583	291,163	5,853	297,016	(114,580)	(5,853)	(120,433)

Subtotal Net Admitted Deferred Tax Assets	288,526	—	288,526	260,846	3	260,849	27,680	(3)	27,677
Deferred Tax Liabilities	80,941	—	80,941	76,609	3	76,612	4,332	(3)	4,329

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101

(In Thousands)	December 31, 2014			December 31, 2013			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i.or 11.b.ii.)	207,585	—	207,585	184,237	—	184,237	23,348	—	23,348
(c) 11.b.i	—	—	222,477	—	—	234,926	—	—	(12,449)
(d) 11.b.ii	—	—	207,585	—	—	184,237	—	—	23,348
(e) Admitted pursuant to 11.c.	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

(f) Total admitted under 11.a.—11.c.	288,526	—	288,526	260,846	—	260,846	27,680	—	27,680
(g) Deferred tax liabilities	80,941	—	80,941	76,609	—	76,609	4,332	—	4,332

Net admitted deferred tax assets / deferred tax liabilities	$207,585	$—	$207,585	$184,237	$—	$184,237	$23,348	$—	$23,348

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

	2014	2013
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1021%	1175%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,383,898,004	$1,226,182,653

The following table provides the impact of tax planning strategies, as used in the Company’s SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

(In Thousands)	December 31, 2014		December 31, 2013		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$465,109	$—	$552,009	$5,856	$(86,900)	$(5,856)
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$288,526	$—	$260,846	$3	$27,680	$(3)
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2014	December 31, 2013	December 31, 2012
Current Income Tax
Federal tax benefit from operations	$6,861	$(84,275)	$(84,977)
Federal tax expense on prior period adjustment	—	—	—
Federal income tax on net capital gains	(3,669)	28,847	(2,216)
Utilization of capital loss carry-forwards	—	—	—
Federal tax (benefit) expense on stock options	—	(539)	184

Current income tax expense (benefit)	$3,192	$(55,967)	$(87,009)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The main components of DTAs and DTLs as of December 31, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2014	December 31, 2013	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$255,322	$242,306	$13,016
Investments	68,253	204,640	(136,387)
Deferred acquisition costs	15,202	2,753	12,449
Net operating loss carry-forward	82,000	59,040	22,960
Other (including items <5% of total ordinary tax assets)	44,332	43,270	1,062

Total ordinary Deferred Tax Assets	$465,109	$552,009	$(86,900)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	176,583	291,163	(114,580)

Admitted ordinary Deferred Tax Assets	$288,526	$260,846	$27,680
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	5,856	(5,856)

Subtotal	$—	$5,856	$(5,856)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	5,853	(5,853)

Admitted capital Deferred Tax Assets	$—	$3	$(3)

Admitted Deferred Tax Assets	$288,526	$260,849	$27,677

Deferred Tax Liabilities:
Ordinary
Investments	$13,240	$—	$13,240
Policyholder reserves	67,701	76,332	(8,631)
Other (including items <5% of total ordinary tax liabilities)	—	277	(277)

Subtotal	$80,941	$76,609	$4,332
Capital:
Investments	—	3	(3)

Subtotal	$—	$3	$(3)

Deferred Tax Liabilities	$80,941	$76,612	$4,329

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$207,585	$184,237	$23,348

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2014	December 31, 2013	Change
Total Deferred Tax Assets	$465,109	$557,865	$(92,756)
Total Deferred Tax Liabilities	80,941	76,612	4,329

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax
Liabilities	$384,168	$481,253	$(97,085)
Tax effect of unrealized (gains)/losses			(13,751)
True up for prior unrealized gain/losses			40,326

Change in net deferred income tax			$(123,660)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2014, 2013 and 2012 were as follows:

(In Thousands)	December 31, 2014			December 31, 2013			December 31, 2012
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%	$(41,797)	$(14,629)	3.3%
Pre-tax capital gains - Pre IMR	71,313	24,960	6.7%	110,202	38,571	6.5%	(401,177)	(140,412)	31.7%
Dividends received deduction		(11,550)	-3.1%		(14,000)	-2.3%		(14,000)	3.2%
Tax credits		(932)	-0.2%		(4,752)	-0.8%		(4,739)	1.1%
Non-deductible expenses		119	0.0%		496	0.1%		545	-0.1%
Change in tax contingency reserves		—	0.0%		(2,271)	-0.4%		(1,860)	0.4%
Reversal of IMR		(1,928)	-0.5%		(20,514)	-3.4%		(4,743)	1.1%
Change in non-admitted assets		2,520	0.7%		(2,259)	-0.4%		4,763	-1.1%
Prior year adjustments		(4,839)	-1.3%		(572)	-0.1%		(2,455)	0.6%
Retained deferred tax asset		5,133	1.4%		347,765	58.2%		—	0.0%
Change in statutory valuation allowance			0.0%		(379,797)	-63.7%		379,797	-85.9%
Other		7,321	2.0%		13,479	2.3%		(1,509)	0.3%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

Federal income taxes incurred		$3,192	0.9%		$(55,967)	-9.4%		$(87,009)	19.6%
Change in net deferred income taxes		123,660	33.1%		202,295	33.9%		287,767	-65.0%

Total statutory income taxes		$126,852	34.0%		$146,328	24.5%		$200,758	-45.4%

At December 31, 2014, the Company had $234.3 million of net operating loss carry forward which will begin to expire, if not utilized, in 2028. At December 31, 2014, the Company had no capital loss carry forward. At December 31, 2014, the Company had $13.6 million of foreign tax credit carry forward, which will begin to expire, if not utilized, in 2019. At December 31, 2014, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, in 2030. At December 31, 2014, the Company had no minimum tax credit carry forward.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2014, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, is as follows:

(In Thousands)	2014	2013
Balance, beginning of year	$—	$1,477
Gross increases related to tax positions in prior years	—	1,820
Gross decreases related to tax positions in prior years	—	—
Gross increases related to tax positions in current year	—	—
Settlements with Former Parent	—	(3,297)
Close of tax examinations/statutes of limitations	—	—

Balance, end of year	$—	$—

The Company recognizes interest accrued related to unrecognized tax benefits (“UTBs”) in income tax expense. The Company has no accrued interest balance as of December 31, 2014 and December 31, 2013. The Company recognized $0.0 million and $0.5 million in gross interest benefit related to UTBs during the years ended December 31, 2014 and 2013, respectively. The Company has not accrued any penalties related to UTBs.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for UTBs at December 31, 2014. As of December 31, 2014, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a separate consolidated federal income tax return for the year ended December 31, 2014 with its subsidiaries, DLNY and DLRC, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Delaware Department of Insurance.

Effective July 21, 2014, following the receipt of all required board, shareholder, and regulatory approvals, the Company’s name was changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

As discussed in Note 2, there were two distributions to the Former Parent from gross paid in and contributed surplus during 2013.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Delaware Department of Insurance.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS (CONTINUED)

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus (Unassigned Funds)	Change in Gross Paid-in and Contributed Surplus
2013	$1,851,883	$(1,851,883	)*

*	Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2014 and 2013.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future partnership investments of $25.0 million and $3.7 million as of December 31, 2014 and 2013, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $4.1 million for guaranty fund assessments as of December 31, 2014 and 2013, respectively. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations. This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013. The IRS did not reach any conclusion in 2013 and therefore included the issue was included again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014. The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2014, 2013 and 2012, the Company’s financial statements reflect benefits of $8.9 million, $13.4 million and $11.6 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Under the Sale Transaction Agreement among SLF’s affiliates and the Parent, the Parent, acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property law.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Pledged or Restricted Assets

The following assets were restricted at December 31, 2014 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which was reported as cash equivalents.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below)

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

The following are restricted assets (including pledged assets):

				Gross Restricted
(In Thousands)
			Current Year						Percentage

										Admitted
			Total Separate					Total Current	Gross	Restricted
			Account (S/A)	S/A Assets				Year	Restricted	to Total
	Total General	G/A Supporting	Restricted	Supporting G/A		Total From	Increase/	Admitted	Total	Admitted
Restricted Asset Category	Account (G/A)	S/A Activity	Assets	Activity	Total	Prior Year	(Decrease)	Restricted	Assets	Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	547,642	—	—	—	547,642	449,188	98,454	547,642	1.35%	1.35%
Subject to reverse repurchase agreements	332,969	—	—	—	332,969	499,591	(166,622)	332,969	0.82%	0.82%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	10,500				10,500		10,500	10,500	0.03%	0.03%
On deposit with states	4,051	—	—	—	4,051	4,223	(172)	4,051	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral not captured including assets backing funding	269,387				269,387		269,387	269,387	0.66%	0.66%
Pledged as collateral not captured in other categories	103,987	—	—	—	103,987	60,610	43,377	103,987	0.25%	0.25%
Other restricted assets	1,415,320	—	—	—	1,415,320	7,222	1,408,098	1,415,320	3.47%	3.47%

Total restricted assets	$2,683,856	$—	$—	$—	$2,683,856	$1,020,834	$1,663,022	$2,683,856	6.59%	6.59%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Derivative collateral	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

Total	$103,987	$—	$—	$—	$103,987	$60,610	$43,377	$103,987	0.25%	0.25%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

		Gross Restricted
(In Thousands)			Current Year						Percentage

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$6,251	$—	$—	$—	$6,251	$7,222	$(971)	$6,251	0.02%	0.02%
Collateral for unsettled trades	$1,409,069	$—	$—	$—	$1,409,069	$—	$1,409,069	$1,409,069	3.44%	3.46%

Total	$1,415,320	$—	$—	$—	$1,415,320	$7,222	$1,408,098	$1,415,320	3.46%	3.48%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its Massachusetts home office. Rental expenses for 2014 and 2013 were $2.1 million and $0.9 million, respectively.

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 and 2012 were approximately $2.5 million and $5.4 million, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana home office. Rental expense for 2014 was $0.1 million.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts home office. No rental expense was incurred for 2014.

a. At January 1, 2015, minimum aggregate rental commitments were as follows:

	Year Ending	(In Thousands)
	December 31	Operating Leases
1.	2015	$2,227
2.	2016	1,357
3.	2017	1,362
4.	2018	1,366
5.	2019	1,371

6.	Aggregate total all future years	$4,237

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings were subject interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total interest paid in 2014 was approximately $90 thousand. At December 31, 2014, there were no amounts outstanding under the Facility.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Indianapolis. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for Back-up liquidity. The Company had $210.0 million outstanding borrowings at December 31, 2014. The Company has determined the estimated maximum borrowing capacity available at December 31, 2014 as $23.3 million. The Company calculated this amount in accordance with its current FHLB capital stock. This amount was repaid during January 2015.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

FHLB Capital Stock

a. Aggregate Totals

1 Current Year

(In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	641	641	—
(c) Active Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total	10,500	10,500	—
Actual or Estimated Borrowing Capacity
(f) as Determined by the Insurer	$23,333	XXX	XXX
2 Prior Year-end

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(a) Membership Stock—Case A	$—	$—	$—
(b) Membership Stock—Case B	—	—	—
(c) Active Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total	—	—	—
(f) Actual or Estimated Borrowing Capacity as Determined by the Insurer	—	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands) Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	—	$10,500	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

b. Maximum Amount Pledged During Reporting Period

1 Current Year Total General and Separate Accounts

Aggregate Total
(In Thousands)	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

2 Current Year General Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$276,982	$269,387	$229,589

3 Current Year Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

4 Prior Year-end Total General and Separate Accounts

Aggregate Total
	Fair Value	Carrying Value	Borrowing
Total Collateral Pledged	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18.	DEBT (Continued)

Borrowing from FHLB

a. Amount as of Reporting Date

1 Current Year

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

2 Prior Year-end

	1	2	3	4
	Total	General	Separate	Funding Agreements
(In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
	Total	General	Separate
(In Thousands)	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

18. DEBT (Continued)

c. FHLB – Prepayment Obligations

Does the Company have prepayment
Obligations under the following arrangements
(YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

19.	SUBSEQUENT EVENTS

On March 26, 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Subsequent events have been considered through April 27, 2015.

****

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

1.	Independent Auditors’ Reports;

2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2014 and 2013;

3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2014, 2013 and 2012;

4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2014, 2013 and 2012;

5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012; and

6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

1.	Report of Independent Registered Public Accounting Firm;

2.	Statement of Assets and Liabilities, December 31, 2014;

3.	Statement of Operations, Year Ended December 31, 2014;

4.	Statements of Changes in Net Assets, Years Ended December 31, 2014 and December 31, 2013; and

5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Distribution Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)(i)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Gold) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 28, 1998);

(4)(a)(ii)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Platinum) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 033-41628, filed on March 2, 1998);

(4)(b)(i)	Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No 033-41628, filed on April 28, 1998);

(4)(b)(ii)	Certificate (MFS Regatta Platinum) to be issued in connection with Contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 033-41628, filed on March 2, 1998);

(5)(a)(i)	Application to be used with the annuity contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 28, 1998);

(5)(a)(ii)	Application to be used with the annuity contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 033-41628, filed on March 2, 1998);

(5)(b)(i)	Application to be used with the Certificate filed as Exhibit 4(b)(i) (Incorporated herein be reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 28, 1998);

(5)(b)(ii)	Application to be used with the Certificate filed as Exhibit 4(b)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File 033-41628, filed on March 2, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable;

(8)(a)	Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed April 23, 1999);

(8)(b)	Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed April 23, 1999);

(8)(c)	Participation Agreement dated April 24, 2009, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(d)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(e)	Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed July 27, 2001);

(8)(f)	Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(g)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consents of Independent Registered Public Accounting Firms;*

(10)(b)	Representation of Counsel Pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registration Statement of the Registrant on Form N-4, File No. 033-41628, filed on August 11, 2014);

(14)(b)	Resolution of the Board of Directors of the depositor dated August 1, 2014, authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(15)	Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2015).

*	Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Andrew F. Kenney Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

Daniel J. Towriss Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Chief Actuary

Michael K. Moran Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 96 Worcester Street Wellesley Hills, MA 02481	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Delaware Life Insurance Company, which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-4, File No. 333-83516, filed April 29, 2015.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2015, there were 10,958 qualified and 19,936 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas G. Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Delaware Life Insurance Company, in whole or in part, at its executive office at 96 Worcester Street, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2015.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss *
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

	SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*		Chief Executive Officer and Director (Principal Executive Officer)	April 29, 2015
David E. Sams, Jr.

/s/ Michael K. Moran*		Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 29, 2015
Michael K. Moran

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director Daniel J. Towriss, Director	April 29, 2015
Kenneth N. Crowley

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about August 11, 2014. Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-4, File No. 033-41628, filed on or about August 11, 2014.

Exhibits

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consents of Independent Registered Public Accounting Firms

(10)(b)	Representation of Counsel pursuant to Rule 485(b)